Filed Pursuant to Rule 497
File No. 333-192782

Prospectus Supplement

To the Prospectus dated January 30, 2014

$250,000,000

4.50% Notes due 2019

We are offering for sale $250,000,000 in aggregate principal amount of 4.50% notes due 2019, which we refer to as the Notes. The Notes will mature on October 1, 2019. We will pay interest on the Notes on April 1 and October 1 of each year, beginning on April 1, 2015. We may redeem the Notes in whole or in part at any time or from time to time, at the redemption price set forth under the caption “Description of the Notes—Optional Redemption” in this prospectus supplement. In addition, holders of the Notes can require us to repurchase some or all of the Notes at a purchase price equal to 100% of their principal amount, plus accrued and unpaid interest to, but not including, the repurchase date upon the occurrence of a “Change of Control Repurchase Event” (as defined herein). The Notes will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Notes will be our direct unsecured obligations and rank pari passu with our existing and future unsecured indebtedness but will rank senior to our future indebtedness that is expressly subordinated in right of payment to the Notes issued by PennantPark Investment Corporation.

PennantPark Investment Corporation, a Maryland corporation, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. Our investment objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. We are externally managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of leverage. Before buying any of our Notes, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page S-12 of the this prospectus supplement and page 8 of the accompanying prospectus.

Neither the SEC nor any state securities commission, nor any other regulatory body, has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total
Public offering price	99.905%	$249,762,500
Underwriting discounts and commissions (sales load)	1.500%	$3,750,000
Proceeds to PennantPark Investment Corporation (before estimated expenses of $500,000)	98.405%	$246,012,500

The public offering price set forth above does not include accrued interest, if any. Interest on the Notes will accrue from September 23, 2014.

THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

Delivery of the Notes in book-entry form through The Depository Trust Company, or DTC, will be made on or about September 23, 2014.

J.P. Morgan	Goldman, Sachs & Co.	Morgan Stanley	SunTrust Robinson Humphrey

Keefe, Bruyette & Woods	RBC Capital Markets
A Stifel Company
Comerica Securities	ING

The date of this prospectus supplement is September 16, 2014.

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus when considering whether to purchase any securities offered by this prospectus supplement. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus supplement and the accompanying prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in this prospectus supplement and the accompanying prospectus is accurate only as of the date of this prospectus supplement and the accompanying prospectus. Our business, financial condition, results of operations and prospects may have changed since then. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUPPLEMENT

PROSPECTUS

SUPPLEMENTAL PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus supplement and the accompanying prospectus. It is not complete and may not contain all of the information that you may want to consider in making an investment decision. Some of the statements in this prospectus supplement and accompanying prospectus constitute forward-looking statements, which apply to both us and our consolidated Small Business Investment Company, or SBIC, subsidiaries and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus supplement and accompanying prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus supplement and accompanying prospectus. In this prospectus supplement and the accompanying prospectus except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Investment Corporation and its consolidated subsidiaries; “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC LP, and its general partner, PennantPark SBIC GP, LLC, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; and “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “SBA” refers to the U.S. Small Business Administration; “Credit Facility” refers to our multi-currency, senior secured revolving credit facility; “2025 Notes” refers to our 6.25% senior notes due 2025; “1940 Act” refers to the Investment Company Act of 1940, as amended; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; and “BDC” refers to a business development company under the 1940 Act.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.

We believe the middle-market offers attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, or any future credit facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation was organized under the Maryland General Corporation Law in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC, under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 25 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised $1.9 billion in debt and equity capital and has invested approximately $3.8 billion in over 300 companies with 140 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns and, monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” in the accompanying prospectus for more information.

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•	We believe middle-market companies have faced difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing may be more difficult from time to time to the extent institutional investors seek to invest in larger, more liquid offerings. We believe this has periodically made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

•	We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and collateralized loan obligation, or CLO, funds have, and may again, withdrawn capital from the middle-market, resulting in opportunities for alternative funding sources.

•	We believe that credit market dislocation for middle-market companies improves the risk-adjusted returns on our investments. From time to time, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•	We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

•	We believe there is substantial supply of opportunities resulting from maturing loans that seek refinancing. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

a.  Experienced Management Team

The senior professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires deep diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. Specialized due diligence and underwriting capabilities, and more extensive ongoing monitoring are required by the lender.

b.  Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” in the accompanying prospectus for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c.  Ability to Source and Evaluate Transactions through our Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d.  Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure, and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment sourcing engine.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that from time to time there has been a reduction in the amount of debt capital available to middle-market companies. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” in the accompanying prospectus for more information.

Leverage

We maintain a multi-currency $545.0 million Credit Facility which matures in June 2019 and is secured by substantially all of our investment portfolio assets (excluding the assets of our SBIC Funds), under which we had $255.9 million and $145.5 million (including a $28.0 million temporary draw) in outstanding borrowings with a weighted average interest rate of 2.52% and 3.33% as of June 30, 2014 and September 30, 2013, respectively. Pricing of borrowings under our Credit Facility was set at 225 basis points over the London Interbank Offered Rate, or LIBOR, as of June 30, 2014 and at 275 basis points over LIBOR as of September 30, 2013. As of June 30, 2014 and September 30, 2013, we had $289.1 million and $284.5 million, respectively, available to us under our Credit Facility. We believe that our capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 60% to 80% of our net assets.

As of June 30, 2014 and September 30, 2013, our SBIC Funds had $225.0 million and $150.0 million in debt commitments, respectively, and $150.0 million was drawn for each period, with a weighted average interest rate of 3.70%. As of June 30, 2014 and September 30, 2013, we had $75.0 million and no remaining borrowing capacity, respectively, under our SBIC debt commitments. SBA debentures offer competitive terms such as being non-recourse to us, semi-annual interest payments, not requiring principal payments prior to maturity and may be prepaid at any time without penalty. The SBA debentures are secured by all the investment portfolio assets of SBIC LP and have a priority claim over such assets. See “Regulation” in the accompanying prospectus for more information.

As of June 30, 2014 and September 30, 2013, we had $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus supplement and in the accompanying prospectus for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers and are supervised by our board of directors, a majority of whom are independent of us. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” in the accompanying prospectus for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreement” in the accompanying prospectus for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” in the accompanying prospectus for more information. We have elected, and intend to qualify annually, to be treated for federal income tax purposes under the Code as a RIC. See “Certain U.S. Federal Income Tax Considerations” in this prospectus supplement and “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus for more information.

Our wholly-owned SBIC Funds received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act and are regulated by the SBA. The SBA regulates, among other matters, investing activities and periodically examines our SBIC Funds’ operations. We serve as the investment adviser and administrator to our SBIC Funds. See “Regulation” in the accompanying prospectus for more information.

Use of Proceeds

We intend to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facility. See “Use of Proceeds” in this prospectus supplement for information regarding our outstanding borrowings as of June 30, 2014 and the corresponding interest rate charged on such borrowings as of that date.

Recent Developments

From June 30, 2014 through August 31, 2014, we invested $217.6 million in three new and eight existing portfolio companies with a weighted average yield on debt investments of 13.2%. Sales and repayments of investments for the same period totaled $32.7 million. As of August 31, 2014, there was $452.2 million in outstanding borrowings under the Credit Facility.

On September 10, 2014, we sold 8.5 million shares of our common stock in an offering resulting in net proceeds of $95.4 million. We also granted the underwriters in that offering an option to purchase up to an additional 1.3 million shares of our common stock.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PNNT.” Our phone number is (212) 905-1000, and our Internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus, and you should not consider information contained on our website to be part of this prospectus supplement or accompanying prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. You may read and copy the materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that we file with the SEC on the EDGAR Database.

SUMMARY OF THE OFFERING

This prospectus supplement sets forth certain terms of the Notes that we are offering pursuant to this prospectus supplement and the accompanying prospectus that is attached to the back of this prospectus supplement. This section outlines the specific legal and financial terms of the Notes under the heading “Description of the Notes.” You should read this section together with the more general description of the Notes in the accompanying prospectus under the heading “Description of Our Debt Securities” before investing in the Notes and under the heading “Description of the Notes” in this prospectus supplement. Capitalized terms used in this prospectus supplement and not otherwise defined shall have the meanings ascribed to them in the accompanying prospectus or in the indenture governing the Notes.

Issuer	PennantPark Investment Corporation

Title of the securities	4.50% Notes due 2019

Initial aggregate principal amount offered	$250,000,000

Initial public offering price	99.905% of the aggregate principal amount

Principal payable at maturity	100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York City as we may designate.

Interest rate	4.50% per year

Yield to Maturity	4.521%

Trade Date	September 16, 2014

Stated Maturity	October 1, 2019

Day count basis	360-day year of twelve 30-day months

Interest payment dates	Every April 1 and October 1, commencing April 1, 2015. If an interest payment date is a non-business day, the applicable interest payment will be made on the next business day, and no additional interest will accrue as a result of such delayed payment.

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:

• pari passu with existing and future senior unsecured indebtedness, including our 2025 Notes of which approximately $71.3 million was outstanding as of June 30, 2014;

• senior to any of our future indebtedness that expressly states it is subordinated to the Notes;

•    effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including approximately $452.2 million of borrowings outstanding as of August 31, 2014 under our $545.0 million the Credit Facility, to the extent of the value of the assets securing the Credit Facility; and

SUMMARY OF THE OFFERING (continued)

•    structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities, including our consolidated subsidiary SBIC LP’s SBA debentures of $150.0 million of borrowings outstanding as of June 30, 2014 and any future indebtedness SBIC II may incur under its $75.0 million commitment from the SBA.

Denominations	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption	We may redeem in whole or in part at any time, or from time to time, at a redemption price equal to the greater of (1) 100% of the principal amount of the Notes to be redeemed or (2) the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate (as defined in “Description of the Notes”) plus 45 basis points, plus, in each case, accrued and unpaid interest to the redemption date.

Sinking fund	The Notes will not be subject to any sinking fund.

Offer to Repurchase Upon a Change of Control Repurchase Event	If a Change of Control Repurchase Event occurs prior to maturity, holders will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date.

Defeasance	The Notes are subject to legal and covenant defeasance by us.

Form of Notes	The Notes will be represented by global securities that will be deposited and registered in the name of DTC or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

Trustee, Paying Agent, Registrar and Transfer Agent	American Stock Transfer & Trust Company, LLC

SUMMARY OF THE OFFERING (continued)

Events of Default	If an event of default (as described herein under “Description of the Notes”) on the Notes occurs, the principal amount of the Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture.

Other covenants	The lien covenant included in the form of indenture will not apply to the Notes. In addition to the covenants described in the prospectus attached to this prospectus supplement, the following covenants will apply to the Notes:

• we agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•    if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles, or GAAP.

No Established Trading Market	The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system. Although certain of the underwriters have informed us that they intend to make a market in the Notes, they are not obligated to do so, and may discontinue any such market at any time without notice. Accordingly, we cannot assure you that a liquid market for the Notes will develop or be maintained.

Use of Proceeds	We intend to use the net proceeds we will receive from the sale of the $250.0 million aggregate principal amount of the Notes to reduce outstanding obligations under our Credit Facility. See “Use of Proceeds” in this prospectus supplement for more information.

FORWARD-LOOKING STATEMENTS

This prospectus supplement contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or our future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus supplement involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospectus of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest and foreign exchange rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments;

•	the impact of future legislation and regulation on our business and our portfolio companies; and

•	the impact of European sovereign debt issues.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward-looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in this prospectus supplement and elsewhere in the accompanying prospectus entitled “Risk Factors.”

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus supplement should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus supplement on information available to us on the date of this prospectus supplement, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus supplement, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future that we may file with SEC including annual and quarterly reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that under Section 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus supplement or in periodic reports we file under the Exchange Act.

RISK FACTORS

Before you invest in our Notes, you should be aware of various risks, including those described below. You should carefully consider these risk factors and the risk factors beginning on page 8 of the accompanying prospectus, together with all of the other information included in this prospectus supplement and the accompanying prospectus, before you decide whether to make an investment in our Notes. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, the trading price, if any, of our Note, common stock and 2025 Notes, or any securities we may issue, may decline.

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The Notes will not be secured by any of our assets or any of the assets of our subsidiaries. As a result, the Notes are subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of August 31, 2014, we had $452.2 million outstanding under the Credit Facility out of $545.0 million in commitments. The Credit Facility is secured by substantially all of the assets in our portfolio (other than assets held by our SBIC Funds), and the indebtedness under the Credit Facility is therefore effectively senior in right of payment to the Notes to the extent of the value of such assets.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The Notes are obligations exclusively of PennantPark Investment and not of any of our subsidiaries. None of our subsidiaries is or acts as a guarantor of the Notes and the Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. A significant portion of the indebtedness required to be consolidated on our balance sheet is held through our SBIC Funds. For example, the secured indebtedness with respect to the SBA debentures is held through our wholly-owned SBIC funds. The assets of any such subsidiary are not directly available to satisfy the claims of our creditors, including holders of the Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiary and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of June 30, 2014 our consolidated subsidiary, SBIC LP, had $150.0 million of borrowings outstanding under the SBA debentures. Further, SBIC II, our consolidated subsidiary, may incur future indebtedness under its $75.0 million commitment from the SBA. All of such indebtedness would be structurally senior to the Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Notes.

There is no active trading market for the Notes. If an active trading market does not develop for the Notes you may not be able to sell them.

The Notes are a new issue of debt securities for which currently there is no trading market. We do not intend to list the Notes on any securities exchange or for quotation of the Notes on any automated dealer quotation system. If the Notes are traded after their initial issuance, they may trade a discount to their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, our financial condition or other relevant factors. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion. Accordingly, we cannot assure you that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Notes, if any, or change in the debt markets could cause the liquidity or market value of the Notes to decline significantly.

Our credit ratings are an assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Notes. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Notes. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. Neither we nor any underwriter undertakes any obligation to maintain our credit ratings or to advise holders of Notes of any changes in our credit ratings. The Notes will be rated by Standard & Poor’s Ratings Services, or S&P, and Fitch Ratings, or Fitch. There can be no assurance that their respective credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by S&P or Fitch if in either of their respective judgments future circumstances relating to the basis of the credit rating, such as adverse changes in our company, so warrant. The conditions of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future.

The indenture under which the Notes will be issued will contain limited protection for holders of the Notes.

The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the Notes. See “Risk Factors—Risks Relating to Our Business and Structure” including “Risk Factors—Risks Relating to Our Business and Structure—Market developments may adversely affect our business and results of operations by reducing availability and/or triggering mandatory prepayment under our Credit Facility, the 2025 Notes and our SBA debentures” in the accompanying prospectus for more information. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

The optional redemption provision may materially adversely affect your return on the Notes.

The Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Notes at times when prevailing interest rates are lower than the interest rate paid on the Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Notes being redeemed.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Notes upon a Change of Control Repurchase Event because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Notes may require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the aggregate principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the indenture governing the Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness. See “Description of the Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus supplement for more information.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

Any default under the agreements governing our indebtedness, including a default under our Credit Facility or under the 2025 Notes, or under other indebtedness to which we may be a party that is not waived by the required lenders or holders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lenders under our Credit Facility or other debt we may incur in the future could elect to terminate their commitments, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the required lenders under the agreements relating to our Credit Facility or the required holders of the 2025 Notes, or other debt that we may incur in the future to avoid being in default. If we breach our covenants under our Credit Facility, 2025 Notes or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders or holders. If this occurs, we would be in default and our lenders or debt holders could exercise their rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations, including the lenders under our Credit Facility, could proceed against the collateral securing the debt. Because our Credit Facility and 2025 Notes have, and any future debt will likely have, customary cross-default provisions, if the indebtedness thereunder or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due. See “Description of the Notes” in this prospectus supplement and “Description of Our Debt Securities” in the accompanying prospectus.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under a law (commonly known as “FATCA”) that was enacted in 2010. This tax may apply to certain payments of interest on the Notes as well as payments made upon maturity, redemption, or sale of the Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the notes. See “Certain U.S. Federal Income Tax Considerations—FATCA Withholding on Payments to Certain Foreign Entities” in this prospectus supplement for more information.

USE OF PROCEEDS

We estimate that net proceeds we will receive from the sale of the $250.0 million aggregate principal amount of the Notes in this offering will be approximately $245.5 million, in each case based on a public offering price of 99.905% of par, after deducting the underwriting discounts and commissions of approximately $3.8 million and estimated offering expenses of approximately $500,000 payable by us.

We intend to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facility. Amounts repaid under our Credit Facility remain available for future borrowings and we may use the proceeds of future borrowings under our Credit Facility to invest in new or existing portfolio companies or for other general corporate or strategic purposes. Affiliates of certain of the underwriters serve as lenders under our Credit Facility and thereby may receive proceeds from this offering that are used to reduce our outstanding obligations under our Credit Facility.

As of June 30, 2014, we had $289.1 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, as set forth in the 1940 Act, and $255.9 million in outstanding borrowings under our $545.0 million Credit Facility. Borrowings under our Credit Facility bear interest at an annual rate equal to LIBOR plus 225 basis points per annum. At June 30, 2014, the weighted average interest rate on the Credit Facility was 2.52%. The Credit Facility is a revolving facility with a stated maturity date of June 25, 2019 and is secured by substantially all of the assets in our investment portfolio, excluding assets of our SBIC Funds. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and the accompanying prospectus for more information.

CAPITALIZATION

The following table sets forth our cash and capitalization on June 30, 2014 (1) on an actual basis and (2) on an as-adjusted basis to reflect the effects of the sale of $250.0 million aggregate principal amount of Notes in this offering before deducting the underwriting discounts and commissions of $3.8 million and estimated offering expenses of approximately $500,000 payable by us. We intend to use the net proceeds from selling securities pursuant to this prospectus supplement to reduce outstanding obligations under our Credit Facility. The as-adjusted information is illustrative only; our capitalization following the completion of this offering is subject to further adjustments. You should read this table together with “Use of Proceeds” set forth in this prospectus supplement and in the accompanying prospectus for more information. You should also read this table with our Consolidated Financial Statements and related notes thereto, in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and in the accompanying prospectus for more information.

	As of June 30, 2014 (unaudited)
	Actual	As adjusted for the offering(1)
Cash and Cash equivalents (cost—$64,349,609)	$64,390,787	$64,390,787
Borrowings under the Credit Facility (cost—$255,898,700 and $5,898,700)	257,187,294	7,187,294
Borrowings under SBA debentures (cost—$150,000,000)	150,000,000	150,000,000
2025 Notes (cost—$71,250,000)	72,532,500	72,532,500
Notes(2) (cost—$250,000,000)	—	250,000,000

Net Assets
Common stock, 66,569,036 shares are issued and outstanding. Par value is $0.001 per share and 100,000,000 shares are authorized	66,569	66,569
Paid in capital in excess of par value	756,809,951	756,809,951
Distributions in excess of net investment income	(9,406,519)	(9,406,519)
Accumulated net realized loss on investments	(14,454,032)	(14,454,032)
Net unrealized appreciation on investments	24,027,916	24,027,916
Net unrealized appreciation on debt	(2,571,092)	(2,571,092)

Total net assets	754,472,793	754,472,793
Total capitalization	$1,234,192,587	$1,234,192,587

(1)	Does not include any shares issued pursuant to our dividend reinvestment plan, the 8.5 million shares of our common stock sold in connection with our September 10, 2014 offering that resulted in net proceeds of $95.4 million or the underwriters’ option to purchase up to an additional 1.3 million shares of our common stock from us.
(2)	Exclusive of discount to par and underwriting discounts and commissions.

RATIO OF EARNINGS TO FIXED CHARGES

For the nine months ended June 30, 2014 and for the years ended September 30, 2013, 2012, 2011, 2010 and 2009, the ratios of earnings to fixed charges were as follows:

	For the Nine Months Ended June 30, 2014	For the Fiscal Years Ended September 30,
	2014	2013	2012	2011	2010	2009
Earnings (Dollars in thousands)(1)
Net investment income (after taxes)	$51,180	$66,998	$57,069	$52,645	$32,075	$22,719
Add: Net realized gain (losses) gains on investments	28,956	17,687	(12,798)	16,259	(15,418)	(39,244)
Add: Net change in unrealized appreciation (depreciation)	31,949	7,093	19,082	(58,641)	(122)	52,327

Total Earnings	$112,085	$91,778	$63,353	$10,263	$16,535	$35,802

Fixed Charges(2)
Interest and expenses on debt	$14,707	$15,384	$11,681	$5,322	$3,672	$4,629

Ratio of Total Earnings to Fixed Charges	7.6	6.0	5.4	1.9	4.5	7.7
Ratio of Net Investment Income to Fixed Charges	3.5	4.4	4.9	9.9	8.7	4.9

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Fixed charges include interest and related expenses on our Credit Facility, which is indexed to LIBOR and fluctuate with changes in interest rates, the 2025 Notes, SBA debentures and amortization of debt issuance costs on our SBA debentures.

SELECTED FINANCIAL DATA

We have derived the financial information below from our audited and unaudited financial data and, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such years. The Consolidated Statement of Operations data, Per share data and Consolidated Statement of Assets and Liabilities data for the nine months ended June 30, 2014 are derived from our Consolidated Financial Statements which have been reviewed by McGladrey LLP, an independent registered public accounting firm. The Consolidated Statement of Operations data, Per share data and Consolidated Statement of Assets and Liabilities data for the prior five fiscal years are derived from our Consolidated Financial Statements which have been audited by KPMG LLP, an independent registered public accounting firm for those periods. These selected financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in both this prospectus supplement and the accompanying prospectus.

	For the Nine Months Ended June 30,		For the Years Ended September 30,
	2014	2013	2013	2012	2011	2010	2009
	(unaudited)
(Dollar amounts in thousands, except per share data)
Consolidated Statement of Operations data:
Total investment income	$107,793	$97,740	$129,187	$113,392	$91,738	$60,140	$45,119
Total expenses	56,612	47,841	62,189	56,323	39,093	28,065	22,400
Net investment income	51,180	49,899	66,998	57,069	52,645	32,075	22,719
Net realized and unrealized gain (loss)	60,905	19,400	24,780	6,284	(42,382)	(15,540)	13,083
Net increase in net assets resulting from operations	112,085	69,299	91,778	63,353	10,263	16,535	35,802

Per share data:
NAV (at period end)	11.33	10.43	10.49	10.22	10.13	10.69	11.85
Net investment income(1)	0.77	0.76	1.01	1.08	1.25	1.09	1.08
Net realized and unrealized gain (loss)(1)	0.91	0.29	0.38	0.12	(1.01)	(0.53)	0.62
Net increase in net assets resulting from operations(1)	1.68	1.05	1.39	1.20	0.24	0.56	1.70
Distributions declared(1),(2)	0.84	0.84	1.12	1.13	1.10	1.09	0.96

Consolidated Statement of Assets and Liabilities data:
Total assets	1,290,175	1,101,994	1,153,327	1,018,968	928,738	711,494	512,381
Total investment portfolio	1,198,408	1,066,265	1,078,176	990,480	827,549	664,724	469,760
Borrowings outstanding(3)	479,720	335,750	363,900	294,452	388,792	233,641	175,475
Total NAV	754,473	693,103	697,506	669,717	462,657	386,575	300,580

Other data:
Total return(4)	9.30%	12.20%	17.37%	28.71%	(7.37)%	44.79%	30.39%
Number of portfolio companies(5)	66	57	61	54	48	43	42
Yield on debt portfolio(5)	12.3%	13.1%	13.0%	13.2%	13.3%	12.7%	11.4%

(1)	Based on the weighted average shares outstanding for the respective years.
(2)	Based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(3)	At fair value.
(4)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(5)	Unaudited.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

		2014
		Q3	Q2	Q1
Total investment income		$35,475	$37,879	$34,439
Net investment income		$13,196	$20,029	$17,955
Net realized and unrealized gain (loss)		$18,753	$20,652	$21,500
Net increase in net assets resulting from operations		$31,949	$40,681	$39,455
Net increase in net assets resulting from operations per common share		$0.48	$0.61	$0.59
NAV per share at the end of the quarter		$11.33	$11.13	$10.80
Market value per share at the end of the quarter		$11.46	$11.05	$11.60

	2013
	Q4	Q3	Q2	Q1
Total investment income	$31,447	$33,725	$31,057	$32,958
Net investment income	$17,099	$17,655	$14,063	$18,181
Net realized and unrealized gain (loss)	$5,379	$(3,869)	$12,910	$10,360
Net increase in net assets resulting from operations	$22,479	$13,786	$26,972	$28,541
Net increase in net assets resulting from operations per common share	$0.33	$0.21	$0.41	$0.44
NAV per share at the end of the quarter	$10.49	$10.43	$10.50	$10.38
Market value per share at the end of the quarter	$11.28	$11.05	$11.30	$11.00

	2012
	Q4	Q3	Q2	Q1
Total investment income	$30,806	$29,385	$26,362	$26,839
Net investment income	$16,742	$15,571	$9,759	$14,997
Net realized and unrealized gain (loss)	$948	$(12,151)	$16,638	$849
Net increase in net assets resulting from operations	$17,690	$3,420	$26,397	$15,846
Net increase in net assets resulting from operations per common share	$0.31	$0.06	$0.50	$0.34
NAV per share at the end of the quarter	$10.22	$10.16	$10.38	$10.19
Market value per share at the end of the quarter	$10.61	$10.35	$10.40	$10.09

	2011
	Q4	Q3	Q2	Q1
Total investment income	$26,139	$22,908	$22,712	$19,979
Net investment income	$15,095	$13,220	$13,159	$11,171
Net realized and unrealized (loss) gain	$(46,260)	$(10,901)	$428	$14,351
Net (decrease) increase in net assets resulting from operations	$(31,165)	$2,319	$13,587	$25,522
Net (decrease) increase in net assets resulting from operations per common share	$(0.68)	$0.05	$0.33	$0.71
NAV per share at the end of the quarter	$10.13	$11.08	$11.30	$11.14
Market value per share at the end of the quarter	$8.92	$11.21	$11.92	$12.25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Overview

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements. Our SBIC Funds’ investment management agreements do not affect the management and incentive fees on a consolidated basis. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. Our board of directors, a majority of whom are independent of us, supervises our activities, and the Investment Adviser manages our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured loans or mezzanine debt, typically have terms of three to ten years and bear interest at a fixed or a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments and payment-in-kind, or PIK, interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount, or OID, and market discount or premium are capitalized, and we accrete or amortize such amounts as income. We record prepayment penalties on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of a base management fee to our Investment Adviser, the payment of an incentive fee to our Investment Adviser, if any, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees under our various debt facilities. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complimentary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	Federal, state and foreign registration fees and any exchange listing fees;

•	federal, state, local and foreign taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the 1958 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

Generally, during periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

PORTFOLIO AND INVESTMENT ACTIVITY

As of June 30, 2014, our portfolio totaled $1,198.4 million and consisted of $310.2 million of senior secured loans, $486.1 million of second lien secured debt, $282.4 million of subordinated debt and $119.7 million of preferred and common equity investments. Our debt portfolio consisted of 39% fixed-rate and 61% variable-rate investments (including 53% with a LIBOR or prime floor). Our overall portfolio consisted of 66 companies with an average investment size of $18.2 million, had a weighted average yield on debt investments of 12.3% and was invested 26% in senior secured loans, 40% in second lien secured debt, 24% in subordinated debt and 10% in preferred and common equity investments.

As of September 30, 2013, our portfolio totaled $1,078.2 million and consisted of $299.5 million of senior secured loans, $357.5 million of second lien secured debt, $302.5 million of subordinated debt and $118.7 million of preferred and common equity investments. Our debt portfolio consisted of 52% fixed-rate and 48% variable-rate investments (including 44% with a LIBOR or prime floor). Our overall portfolio consisted of 61 companies with an average investment size of $17.7 million, had a weighted average yield on debt investments of 13.0% and was invested 28% in senior secured loans, 33% in second lien secured debt, 28% in subordinated debt and 11% in preferred and common equity investments.

For the three months ended June 30, 2014, we invested $191.8 million in three new and nine existing portfolio companies with a weighted average yield on debt investments of 11.7%. Sales and repayments of investments for the three months ended June 30, 2014 totaled $273.6 million. For the nine months ended June 30, 2014, we invested $561.8 million in 16 new and 22 existing portfolio companies with a weighted average yield on debt investments of 12.1%. Sales and repayments of investments for the nine months ended June 30, 2014 totaled $534.4 million.

For the three months ended June 30, 2013, we invested $73.3 million in two new and five existing portfolio companies with a weighted average yield on debt investments of 12.9%. Sales and repayments of investments for the three months ended June 30, 2013 totaled $117.8 million. For the nine months ended June 30, 2013, we invested $317.2 million in eight new and 19 existing portfolio companies with a weighted average yield on debt investments of 12.9%. Sales and repayments of investments for the nine months ended June 30, 2013 totaled $271.2 million.

CRITICAL ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We reclassified certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Accounting Standards Codification, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Valuation of Portfolio Investments

We expect that there may not be readily available market values for many of our investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy described in this prospectus supplement and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may differ from our valuation and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of our Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the independent valuation firms and the audit committee.

Our investments generally consist of illiquid securities, including debt and equity investments. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers, if available, or otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material

In addition to using the above inputs in cash equivalents, investments, the 2025 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

The carrying value of our consolidated financial liabilities approximates fair value. We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our 2025 Notes. We elected to use the fair value option for the Credit Facility and 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred non-recurring expenses of $3.9 million relating to debt issuance costs on the Credit Facility for the three and nine months ended June 30, 2014. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and 2025 Notes are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the three and nine months ended June 30, 2014, our Credit Facility and 2025 Notes had a net change in unrealized appreciation of $3.4 million and $5.4 million, respectively. For the three and nine months ended June 30, 2013, our Credit Facility and 2025 Notes had a net change in unrealized depreciation (appreciation) of $0.4 million and $(0.5) million, respectively. As of June 30, 2014 and September 30, 2013, net unrealized (appreciation) depreciation on our Credit Facility and 2025 Notes totaled $(2.6) million and $2.9 million, respectively. We use a nationally recognized independent valuation service to fair value our Credit Facility in a manner consistent with the valuation process that the board of directors approves to value investments. Our 2025 Notes trade on the New York Stock Exchange, or NYSE, and we use the closing price on the exchange to determine their fair value.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs are capitalized and we then accrete or amortize such amounts as interest income or expense, as applicable, using the effective interest method. We record contractual prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities—at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses—at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Payment-in-Kind Interest, or PIK

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. For us to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even though we have not collected any cash with respect to PIK securities.

Federal Income Taxes

We have elected to be taxed, and intend to qualify annually to maintain our election to be taxed, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements. We also must annually distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of the sum of our net capital gains income (i.e. the excess, if any, of our capital gains over capital losses) for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus net capital gain income for preceding years that were not distributed during such years. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or net ordinary income to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 provides an approach to assess whether a company is an investment company, clarifies the characteristics of an investment company, and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. We are currently evaluating ASU 2013-08 to determine the effect, if any, on our Consolidated Financial Statements and disclosures.

RESULTS OF OPERATIONS

Set forth below are the results of operations for the three and nine months ended June 30, 2014 and 2013.

Investment Income

Investment income for the three and nine months ended June 30, 2014 was $35.5 million and $107.8 million, respectively, and was attributable to $9.8 million and $30.0 million from senior secured loans, $13.3 million and $39.9 million from second lien secured debt investments, $11.6 million and $35.7 million from subordinated debt investments, and $0.8 million and $2.2 million from equity investments, respectively. This compares to investment income for the three and nine months ended June 30, 2013, which was $33.7 million and $97.7 million, respectively, and was attributable to $11.6 million and $29.6 million from senior secured loans, $7.9 million and $22.9 million from second lien secured debt investments, $14.2 million and $43.9 million from subordinated debt investments, and zero and $1.3 million from equity investments, respectively. The increase in investment income compared with the same period in the prior year was primarily due to the growth of our portfolio.

Expenses

Expenses for the three and nine months ended June 30, 2014 totaled $22.3 million and $56.6 million, respectively. Base management fee for the same periods totaled $6.1 million and $17.9 million, incentive fees totaled $5.4 million and $14.9 million (including $1.7 million on net realized gains accrued but not payable), debt related interest and expenses totaled $8.9 million and $18.6 million (including $3.9 million of Credit Facility debt issuance costs) and general and administrative expenses totaled $1.9 million and $5.2 million, respectively.

This compares to expenses for the three and nine months ended June 30, 2013, which totaled $16.1 million and $47.8 million, respectively. Base management fee for the same periods totaled $5.4 million and $15.9 million, incentive fees totaled $4.4 million and $12.5 million, debt related interest and expenses (including the $0.3 million and $2.7 million of debt issuance costs associated with our 2025 Notes, respectively) totaled $4.6 million and $14.0 million and general and administrative expenses and excise tax totaled $1.7 million and $5.4 million, respectively. The increase in expenses was primarily due to both growing our portfolio and expanding our borrowing capacity under our Credit Facility.

Net Investment Income

Net investment income totaled $13.2 million and $51.2 million, or $0.20 and $0.77 per share, for the three and nine months ended June 30, 2014, respectively. Net investment income totaled $17.7 million and $49.9 million, or $0.27 and $0.76 per share, for the three and nine months ended June 30, 2013, respectively. The decrease in net investment income for the three months ended June 30, 2014 compared to the same period in the prior year was due to debt issuance costs that were not incurred in the comparable period. The increase in net investment income for the nine months ended June 30, 2014 was due to the growth of our portfolio offset by higher financing costs and debt issuance costs.

Net Realized Gains or Losses

Sales and repayments of investments for the three and nine months ended June 30, 2014 totaled $273.6 million and $534.4 million, respectively, and realized gains totaled $23.3 million and $29.0 million, respectively. Sales and repayments of investments for the three and nine months ended June 30, 2013 totaled $117.8 million and $271.2 million, respectively, and realized gains totaled $15.7 million and $14.7 million, respectively. The increase in realized gains was driven by exits of portfolio companies.

Unrealized Appreciation or Depreciation on Investments, Credit Facility and 2025 Notes

For the three and nine months ended June 30, 2014, we reported net unrealized (depreciation) appreciation on investments of $(1.1) million and $37.4 million, respectively. For the three and nine months ended June 30, 2013, we reported a net unrealized (depreciation) appreciation on investments of $(20.0) million and $5.2 million, respectively. As of June 30, 2014 and September 30, 2013, our net unrealized appreciation (depreciation) on investments totaled $24.0 million and $(13.3) million, respectively. Net change in unrealized (depreciation) appreciation on investments was a result of the overall variation in the leveraged finance markets as well as the relevant unobservable inputs used in deriving our valuations.

For the three and nine months ended June 30, 2014, we reported net unrealized (appreciation) on our Credit Facility and 2025 Notes of $(3.4) million and $(5.4) million, respectively. For the three and nine months ended June 30, 2013, we reported a net unrealized depreciation (appreciation) on our Credit Facility and 2025 Notes of $0.4 million and $(0.5) million, respectively. Net change in unrealized appreciation on the Credit Facility and 2025 Notes over the prior year was due to changes in the capital markets.

Net Increase in Net Assets Resulting from Operations

Net increase in net assets resulting from operations totaled $31.9 million and $112.1 million, or $0.48 and $1.68 per share, for the three and nine months ended June 30, 2014, respectively. This compares to a net increase in net assets resulting from operations of $13.8 million and $69.3 million, or $0.21 and $1.05 per share, for the three and nine months ended June 30, 2013, respectively. The increase compared to the prior year was due to realized gains, the continued growth of our portfolio and appreciation of our investments.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived primarily from proceeds of securities offerings, debt and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our debt and proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

On June 25, 2014, we amended and restated our multi-currency Credit Facility to increase the amount available for borrowing from $445.0 million to $545.0 million, reduce the interest rate spread above LIBOR from 2.75% to 2.25%, reduce the undrawn commitment fee from 0.50% to 0.375% and extend the maturity date from February 21, 2016 to June 25, 2019. This multi-currency Credit Facility is with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2014 and September 30, 2013, there was $255.9 million and $145.5 million (including a temporary draw of $28.0 million), respectively, in outstanding borrowings under the Credit Facility, with a weighted average interest rate at the time of 2.52% and 3.33%, exclusive of the fee on undrawn commitments of 0.375% and 0.50%, respectively. The Credit Facility is a five-year revolving facility with a stated maturity date of June 25, 2019, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

The documents governing the Credit Facility contain affirmative and restrictive covenants, including: (a) periodic financial reporting requirements, (b) maintenance of a minimum stockholders’ equity of the sum of (1) $245.2 million plus (2) 25% of the net proceeds from the sale of equity interests in the Company and its subsidiaries after the effective date (other than proceeds from the sale of equity interests by and among the Company and its subsidiaries), (c) maintenance of an asset coverage ratio of not less than 2.0:1.0, (d) maintenance of minimum liquidity standards, (e) limitations on the incurrence of additional indebtedness, (f) limitations on liens, (g) limitations on fundamental corporate changes, (h) limitations on investments, (i) limitations on payments and distributions, (j) limitations on transactions with affiliates, (k) limitations on engaging in business not contemplated by the Company’s investment objectives, (l) limitations on the creation or existence of agreements that prohibit liens on properties of the Company and its subsidiaries and (m) limitations on the ability to modify long-term indebtedness. In addition to the asset coverage ratio described in clause (c) of the preceding sentence, borrowings under the Credit Facility (and the incurrence of certain other permitted debt) will be subject to compliance with a borrowing base that will apply different advance rates to different types of assets in the Company’s portfolio. The Credit Facility also includes certain customary events of default, including the failure to make timely payments of principal and interest, the occurrence of a change in control and the failure by the Company to materially perform under the operative agreements governing the Credit Facility, which would permit the lenders to accelerate repayment under the Credit Facility.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes, after exercise of the over-allotment option, for net proceeds of $68.8 million after underwriting discounts and offering costs. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Our 2025 Notes trade on the NYSE under the symbol “PNTA.”

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA, among other sources. Any future additional debt capital we incur, to the extent it is available, may be issued at a higher cost and on less favorable terms and conditions than our current Credit Facility, SBA debentures or 2025 Notes. Furthermore, our Credit Facility availability depends on various covenants and restrictions. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate or strategic purposes. For the nine months ended June 30, 2014, we did not issue shares of common stock in connection with an equity offering. Any decision to sell shares below the then current NAV per share of our common stock is subject to stockholder approval and a determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests. Any sale or other issuance of shares of our common stock at a price below NAV per share results in immediate dilution to our stockholders’ interests in our common stock and a reduction in our NAV per share.

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of June 30, 2014. We have funded SBIC II with $37.5 million of equity capital and we received a commitment from the SBA to allow SBIC II to access $75.0 million in SBA debentures. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $225.0 million in the aggregate.

As of June 30, 2014 and September 30, 2013, our SBIC Funds had $225.0 million and $150.0 million in debt commitments, respectively, and $150.0 million was drawn for each period. The SBA debentures’ upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance discount of 2.43%. Both fees will be amortized over the lives of the loans. Our fixed-rate SBA debentures as of June 30, 2014 and September 30, 2013 were as follows:

Issuance Dates	Maturity	Fixed All-In Coupon Rate	Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000

Weighted Average Rate/Total		3.70%	$150,000,000

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of June 30, 2014, our SBIC Funds were in compliance with their regulatory requirements.

In accordance with the 1940 Act, with certain limited exceptions, PennantPark Investment is only allowed to borrow amounts such that our asset coverage ratio is met after such borrowing. As of June 30, 2014 and September 30, 2013, we excluded the principal amounts of our SBA debentures from our asset coverage ratio pursuant to SEC exemptive relief. In June 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage ratio requirement to exclude the SBA debentures from the calculation. Accordingly, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200% which, while providing increased investment flexibility, also increases our exposure to risks associated with leverage.

On June 30, 2014 and September 30, 2013, we had cash and cash equivalents of $64.4 million and $58.4 million, respectively, available for investing and general corporate purposes. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities used cash of $48.4 million for the nine months ended June 30, 2014, primarily for net purchases of investments. Our financing activities provided cash of $54.5 million for the same period, primarily from net borrowings under our Credit Facility.

Our operating activities provided cash of $11.1 million for the nine months ended June 30, 2013, primarily from operating income. Our financing activities used cash of $2.4 million for the same period, primarily to repay certain amounts outstanding under our Credit Facility.

Contractual Obligations

A summary of our significant contractual payment obligations as of June 30, 2014, including borrowings under our various debt facilities and other contractual obligations, is as follows:

	Payments due by period (in millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility(1)	$255.9	$—	$—	$255.9	$—
SBA debentures	150.0	—	—	—	150.0
2025 Notes	71.3	—	—	—	71.3

Total debt outstanding(2)	477.2	—	—	255.9	221.3
Unfunded investments(3)	20.4	1.9	8.5	8.4	1.6

Total contractual obligations	$497.6	$1.9	$8.5	$8.4	$1.6

(1)	Includes borrowings denominated in British Pounds of £34.0 million, as of June 30, 2014.
(2)	The annualized weighted average cost of debt as of June 30, 2014, excluding debt issuance costs, was 3.94% inclusive of the fee on the undrawn commitment of 0.375% on the Credit Facility and 3.43% of upfront fees on SBA debentures.
(3)	Unfunded debt and equity investments described in the Consolidated Statement of Assets and Liabilities represent unfunded delayed draws on investments and/or revolving lines of credit.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2014, PennantPark Investment Advisers serves as our Investment Adviser in accordance with the terms of that Investment Management Agreement. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements with us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Payments under our Investment Management Agreement in each reporting period are equal to (1) a base management fee equal to a percentage of the value of our average adjusted gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was most recently reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2014, PennantPark Investment Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements, which are intended to have no effect on the consolidated administration fee. If requested to provide managerial assistance to our portfolio companies, PennantPark

Investment Advisers or PennantPark Investment Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. For the three and nine months ended June 30, 2014, the Investment Adviser was reimbursed $0.6 million and $2.7 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above. For the three and nine months ended June 30, 2013, the Investment Adviser was reimbursed $0.5 million and $2.5 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We, in the ordinary course of business, have guaranteed certain obligations of our controlled affiliate SuttonPark Holdings, Inc. and its subsidiaries, or SPH. The guaranties are only triggered if there were administrative errors in acquiring assets which SPH subsequently sold or securitized. As of June 30, 2014 and September 30, 2013, our maximum guaranty was $11.3 million and $13.0 million, respectively. Based on SPH’s and the industry’s historical loss rates we believe the risk of loss is remote, thus, we have not recorded a liability associated with the guaranties. The current guaranties will decline over time.

Off-Balance-Sheet Arrangements

We currently engage in no off-balance-sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Distributions

In order to qualify as a RIC and to not be subject to corporate-level tax on income, we are required, under Subchapter M of the Code, to distribute annually at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may retain such net capital gains or ordinary income to provide us with additional liquidity. As a RIC, we are generally not subject to tax on income and have elected to retain a portion of our calendar year income.

During the three and nine months ended June 30, 2014, we declared to stockholders distributions of $0.28 and $0.84 per share, respectively, for total distributions of $18.6 million and $55.9 million, respectively. For the same periods in the prior year, we declared distributions of $0.28 and $0.84 per share, respectively, for total distributions of $18.6 million and $55.8 million, respectively. We monitor available net investment income to determine if a return of capital for taxation purposes may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders. Tax characteristics of all distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of RIC status. We cannot assure stockholders that they will receive any distributions at a particular level.

Recent Developments

From June 30, 2014 through August 31, 2014, we invested $217.6 million in three new and eight existing portfolio companies with a weighted average yield on debt investments of 13.2%. Sales and repayments of investments for the same period totaled $32.7 million. As of August 31, 2014, there was $452.2 million in outstanding borrowings under the Credit facility.

On September 10, 2014, we sold 8.5 million shares of our common stock in an offering resulting in net proceeds of $95.4 million. We also granted the underwriters in that offering an option to purchase up to an additional 1.3 million shares of our common stock.

Update to Determination of NAV—Determinations In Connection With Offerings

The determination of NAV in connection with an offering of shares of common stock will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act unless we received the consent of the majority of our common stockholders to do so and the board decides such offering is in the best interests of our common stockholders.

Whenever we do not have current shareholder approval to issue shares of our common stock at a price per share below our then current NAV per share, the offering price per share (exclusive of any distributing commission or discount) will equal or exceed NAV per share, based on the value of our portfolio securities and other assets determined in good faith by our board of directors as of a time within 48 hours (excluding Sundays and holidays) of the sale. See “Sales of Common Stock below Net Asset Value” in the accompanying prospectus for more information.

Quantitative and Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of June 30, 2014, our debt portfolio consisted of 39% fixed-rate investments and 61% variable-rate investments (including 53% with a LIBOR or prime floor). The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates.

Assuming that the most recent statement of assets and liabilities was to remain constant, and no actions were taken to alter the interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates:

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (In Thousands)	Per Share
Up 1%	$(1,052)	$(0.02)
Up 2%	$2,797	$0.04
Up 3%	$6,646	$0.10
Up 4%	$10,494	$0.16

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statement of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus supplement, we did not engage in interest rate hedging activities.

DESCRIPTION OF THE NOTES

The following description of the particular terms of the 4.50% Notes due 2019 supplements and, to the extent inconsistent with, replaces the description of the general terms and provisions of the debt securities set forth in the accompanying prospectus.

We will issue the Notes under a base indenture between us and American Stock Transfer & Trust Company, LLC, as trustee, or the Trustee, as supplemented by a separate supplemental indenture, each to be dated as of the settlement date for the Notes. As used in this section, all references to the indenture mean the base indenture as supplemented by the supplemental indenture. The terms of the Notes include those expressly set forth in the indenture and those made part of the indenture by reference to the Trust Indenture Act of 1939, as amended, or the TIA.

The following description is a summary of the material provisions of the Notes and the indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the indenture, including the definitions of certain terms used in the indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the indenture from us by making a written request to PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, NY 10022, or by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus.

For purposes of this description, references to “we,” “our” and “us” refer only to PennantPark Investment and not to any of our current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by PennantPark Investment in the ordinary course of business which are not, under GAAP, consolidated on the financial statements of PennantPark Investment and its subsidiaries.

General

The Notes:

•	will be our general unsecured, senior obligations;

•	will initially be issued in an aggregate principal amount of $250,000,000;

•	will mature on October 1, 2019 unless earlier redeemed or repurchased, as discussed below;

•	will bear cash interest from September 23, 2014 at an annual rate of 4.50% payable semi-annually on April 1 and October 1 of each year, beginning on April 1, 2015;

•	will be subject to redemption at our option as described under “—Optional Redemption;”

•	will be subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined below under “—Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase;

•	will be issued in denominations of $2,000 and integral multiples of $1,000 thereof; and

•	will be represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “—Book-Entry, Settlement and Clearance.”

The indenture does not limit the amount of debt that may be issued by PennantPark Investment or its subsidiaries under the indenture or otherwise. The indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “—Offer to Repurchase Upon a Change of Control Repurchase Event” and “—Merger, Consolidation or Sale of Assets” below, the indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the indenture with the same terms as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Registrar; Transfer and Exchange

We will pay the principal of, and interest on, Notes in global form registered in the name of or held by DTC, or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal of (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Notes will bear cash interest at a rate of 4.50% per year until maturity. Interest on the Notes will accrue from September 23, 2014 or from the most recent date on which interest has been paid or duly provided for. Interest will be payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2015.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on March 15 or September 15, as the case may be, immediately preceding the relevant interest payment date, or each, a regular record date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Ranking

The Notes will be our general unsecured obligations that rank pari passu with existing and future senior unsecured indebtedness, including our 2025 Notes. The Notes will rank senior to any of our future indebtedness that expressly states it is subordinated to the Notes and effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured, but to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness, including approximately $452.2 million of borrowings outstanding as of August 31, 2014 under our Credit Facility to the extent of the value of the assets securing the Credit Facility. The Notes will rank structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, financing vehicles or similar facilities, including SBIC LP’s SBA debentures of $150.0 million outstanding as of June 30, 2014 and any future indebtedness SBIC II may incur under its $75.0 million commitment from the SBA. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

Optional Redemption

We may redeem some or all of the Notes at any time, or from time to time. If we choose to redeem any Notes prior to maturity, we will pay a redemption price equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:

•	100% of the principal amount of the Notes to be redeemed, or

•	the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points.

If we choose to redeem any Notes, we will deliver a notice of redemption to holders of the Notes not less than 30 nor more than 60 days before the redemption date. If we are redeeming less than all of the Notes, the particular Notes to be redeemed will be selected in accordance with the applicable procedures of the trustee and, so long as the Notes are registered to DTC or its nominee, DTC; provided, however, that no such partial redemption shall reduce the portion of the principal amount of a Note not redeemed to less than $2,000. Unless we default in payment of the redemption price, on and after the redemption date, interest will cease to accrue on the Notes or portions of the Notes called for redemption.

For purposes of calculating the redemption price in connection with the redemption of the Notes, on any redemption date, the following terms have the meanings set forth below:

“Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue (computed as of the third business day immediately preceding the redemption), assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The redemption price and the Treasury Rate will be determined by us.

“Comparable Treasury Issue” means the United States Treasury security selected by the Reference Treasury Dealer as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financing practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes being redeemed.

“Comparable Treasury Price” means (1) the average of the remaining Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

“Quotation Agent” means a Reference Treasury Dealer selected by us.

“Reference Treasury Dealer” means each of (1) J.P. Morgan Securities LLC, (2) Goldman, Sachs & Co., and (3) Morgan Stanley & Co. LLC, or their respective affiliates which are primary U.S. government securities dealers and their respective successors; provided, however, that if any of the foregoing or their affiliates shall cease to be a primary U.S. government securities dealer in the United States, or a Primary Treasury Dealer, we shall select another Primary Treasury Dealer.

“Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Quotation Agent, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Quotation Agent by such Reference Treasury Dealer at 3:30 p.m. New York City time on the third business day preceding such redemption date.

All determinations made by any Reference Treasury Dealer, including the Quotation Agent, with respect to determining the redemption price will be final and binding absent manifest error.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice shall, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

•	accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

•	deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

•	deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officer’s certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing facilities provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our financing facilities at that time and to terminate the financing facilities. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” in this prospectus supplement and the accompanying prospectus for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing facilities may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing facilities, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors—We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus supplement.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, lease, transfer, conveyance or other disposition of “all or substantially all” of our assets and those of our Controlled Subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, lease, transfer, conveyance or other disposition of less than all of our assets and the assets of our Controlled Subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating shall not be deemed to have occurred in respect of a particular Change of Control (and thus shall not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control shall have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

•

the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of PennantPark Investment and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders;

provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of PennantPark Investment or its Controlled Subsidiaries shall not be deemed to be any such sale, lease, transfer, conveyance or disposition;

•	the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of PennantPark Investment, measured by voting power rather than number of shares; or

•	the approval by PennantPark Investment’s stockholders of any plan or proposal relating to the liquidation or dissolution of PennantPark Investment.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of PennantPark Investment, 50% or more of the outstanding equity interests of which are owned by PennantPark Investment and its direct or indirect subsidiaries and of which PennantPark Investment possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch, Inc., also known as Fitch Ratings, or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and BBB- or better by S&P (or its equivalent under any successor rating categories of S&P) (or, in each case, if such Rating Agency ceases to rate the Notes for reasons outside of our control, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) PennantPark Investment Advisers, any affiliate of PennantPark Investment Advisers or any entity that is managed by PennantPark Investment Advisers that is organized under the laws of a jurisdiction located in the United States of America and in the business of managing or advising clients.

“Rating Agency” means:

•	each of Fitch and S&P; and

•	if either of Fitch or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section (3)(a)(62) of the Exchange Act selected by us as a replacement agency for Fitch or S&P, or both, as the case may be.

“S&P” means Standard & Poor’s Ratings Services, a division of McGraw-Hill, Inc., or any successor thereto.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

The lien covenant included in the base indenture shall not apply to the Notes.

In addition to the covenants described in the base indenture, the following covenants shall apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants shall govern:

Merger, Consolidation or Sale of Assets

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, shall be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•	We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions.

•	If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with GAAP, as applicable.

Events of Default

Each of the following is an event of default:

•	default in the payment of interest upon any Note when due and payable and the default continues for a period of 30 days;

•	default in the payment of the principal (or premium, if any) of any Note when it becomes due and payable at its maturity, including upon any redemption date or required repurchase date;

•	we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of the outstanding Notes;

•	default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with PennantPark Investment for purposes of GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $50 million in the aggregate of us and/or any such subsidiary, whether such indebtedness now exists or shall hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to use by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding; and

•	certain events of bankruptcy, insolvency or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

An event of default for a particular series of debt securities does not necessarily constitute an event of default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

If an event of default has occurred and has not been cured or waived (other than an event of default specified in the last bullet point above), the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if the default is cured or waived and certain other conditions are satisfied. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in the last bullet above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of the outstanding Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the indenture by us. Such discharge is subject to terms contained in the indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the indenture.

Trustee

American Stock Transfer & Trust Company, LLC, is the trustee, security registrar and paying agent. American Stock Transfer & Trust Company, LLC, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information.

Governing Law

The indenture provides that it and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.

Book-Entry, Settlement and Clearance

Global Notes

The Notes will be initially issued in the form of one or more registered Notes in global form, without interest coupons, or the Global Notes. Upon issuance, each of the Global Notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with DTC, or the DTC participants, or persons who hold interests through DTC participants. We expect that under procedures established by DTC:

•	upon deposit of a Global Note with DTC’s custodian, DTC will credit portions of the principal amount of the Global Note to the accounts of the DTC participants designated by the underwriters; and

•	ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC participants) and the records of DTC participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the underwriters are responsible for those operations or procedures.

DTC has advised us that it is:

•	a limited purpose trust company organized under the laws of the State of New York;

•	a “banking organization” within the meaning of the New York State Banking Law;

•	a member of the Federal Reserve System;

•	a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•	a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the underwriters; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

So long as DTC’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•	will not be entitled to have Notes represented by the Global Note registered in their names;

•	will not receive or be entitled to receive physical, certificated Notes; and

•	will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, on the procedures of the DTC participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, or for maintaining, supervising or reviewing any records of DTC relating to those interests.

Payments by participants and indirect participants in DTC to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC.

Transfers between participants in DTC will be effected under DTC’s procedures and will be settled in same-day funds.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC identifies as a beneficial owner of the related Notes only if:

•	DTC notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•	DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•	an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

SENIOR SECURITIES

Information about our senior securities shown in the following table as of June 30, 2014 is from our Consolidated Financial Statements, which has been reviewed by McGladrey LLP, an independent registered public accounting firm for this period. Information about our senior securities shown in the following table as of September 30, 2013, 2012, 2011, 2010, 2009 and 2008 is from our Consolidated Financial Statements, which has been audited by KPMG LLP, an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in this prospectus supplement and in the accompanying prospectus.

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2) (unaudited)	Average Market Value Per Unit(3)
Credit Facility, SBA debentures and 2025 Notes
Fiscal 2014 (as of June 30, 2014)(4)	$327,149	$3,288	$24.32
Fiscal 2013(4)	$216,750	$4,261	$24.79
Fiscal 2012(4)	$145,000	$5,636	N/A
Fiscal 2011(4)	$240,900	$2,937	N/A
Fiscal 2010	$247,600	$2,655	N/A
Fiscal 2009	$225,100	$2,713	N/A
Fiscal 2008	$202,000	$2,043	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit.
(4)	These amounts exclude SBIC LP’s SBA debentures from our asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain United States, or U.S., federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), certain U.S. federal estate tax consequences) applicable to the ownership and disposition of the Notes. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in the Notes. The discussion is based upon the Code, Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus supplement and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your ownership and disposition of our Notes.

This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations or subject to special rules, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a “straddle,” “hedge,” “constructive sale transaction” or “conversion transaction” for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or U.S. holders (as defined below) whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than those beneficial owners who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual who is a citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that has a valid election (under applicable Treasury Regulations) to be treated as a United States person for U.S. federal income tax purposes, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term “non-U.S. holder” means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident of the United States for U.S. federal income tax purposes, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Individuals who are residents for such purposes are subject to United States federal income tax as if they were United States citizens.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

Taxation of U.S. holders. Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder’s regular method of tax accounting.

Upon the sale, exchange, redemption or retirement of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption or retirement (excluding any amounts representing accrued and unpaid interest, which are treated as ordinary income) and the U.S. holder’s tax basis in the Note. A U.S. holder’s tax basis in a Note generally will equal the amount of the U.S. holder’s initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation, currently at a rate of either 15% or 20%, depending on whether the U.S. holder’s income exceeds certain threshold amounts. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts, such as, for example, for purposes of the limitations on a U.S. holder’s ability to offset capital losses against ordinary income.

Taxation of Non-U.S. Holders. A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that in the case of interest on a Note (i) the interest is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through sufficient stock ownership, (iii) the recipient is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder provides to the applicable withholding agent a statement on an Internal Revenue Service, or IRS, Form W-8BEN or W-8BEN-E (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that it is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

A non-U.S. holder that is not exempt from tax under these rules generally will be subject to withholding of United States federal income tax on payments of interest on the Notes at a rate of 30% unless (i) the interest is effectively connected with the conduct of a United States trade or business, in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, this withholding. In the case of a non-U.S. holder that is a corporation for U.S. federal income tax purposes and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

To claim the benefit of an income tax treaty or to claim exemption from withholding because interest is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms to the applicable withholding agent.

Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption or retirement of a Note, provided the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (and, if required by an applicable income tax treaty, is not attributable to a United States “permanent establishment” maintained by the non-U.S. holder). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual’s interest in the Notes is effectively connected with the individual’s conduct of a United States trade or business.

Medicare Tax on Net Investment Income. A 3.8% tax is imposed under Section 1411 of the Code on the “net investment income” of certain U.S. citizens and residents and on the undistributed net investment income of certain estates and trusts. Among other items, net investment income generally includes payments of interest on, and net gains recognized from the sale, exchange, redemption, retirement or other taxable disposition of Notes, less certain deductions. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

Information Reporting and Backup Withholding. A U.S. holder (other than an “exempt recipient,” including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% on, and will be subject to information reporting requirements with respect to, payments of principal or interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

If you are a non-U.S. holder, generally, the applicable withholding agent must report to the IRS and to you payments of interest on the Notes and the amount of tax, if any, withheld with respect to those payments. Copies of the information returns reporting such interest payments and any withholding may also be made available to the tax authorities in the country in which you reside under the provisions of a treaty or agreement. In general, backup withholding will not apply to payments of interest on your Notes if you have provided to the applicable withholding agent the required certification that you are not a U.S. person and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person. Information reporting and, depending on the circumstances, backup withholding will apply to payment to you of the proceeds of a sale or other disposition (including a retirement or redemption) of your Notes within the United States or conducted through certain U.S.-related financial intermediaries, unless you certify under penalties of perjury that you are not a U.S. person or you otherwise establish an exemption, and the applicable withholding agent does not have actual knowledge or reason to know that you are a U.S. person.

You should consult your own tax advisor regarding the application of information reporting and backup withholding in your particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against your U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

FATCA Withholding on Payments to Certain Foreign Entities. The Foreign Account Tax Compliance Act, or FATCA, and U.S. Treasury Regulations and other IRS administrative guidance thereunder, when applicable, generally impose a U.S. federal withholding tax of 30% on interest on a debt obligation paid after June 30, 2014, and the gross proceeds from the disposition of a debt obligation paid after December 31, 2016, which, in each case, would include the Notes, to certain non-U.S. entities (including, in some circumstances, where such an entity is acting as an intermediary) that fail to comply with certain certification and information reporting requirements. Prospective investors in the Notes should consult their own tax advisors regarding the effect, if any, of the FATCA rules for them based on their particular circumstances.

You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

UNDERWRITING

We intend to offer the Notes through the underwriters named in the table below. J.P. Morgan Securities LLC, Goldman, Sachs & Co., Morgan Stanley & Co. LLC and SunTrust Robinson Humphrey, Inc. are acting as joint bookrunners and representatives of the several underwriters. Subject to the terms and conditions described in an underwriting agreement among us and the underwriters, we have agreed to sell to the underwriters, and each underwriter has severally and not jointly agreed to purchase from us, the aggregate principal amount of Notes set forth opposite the underwriter’s name.

Underwriter Names	Aggregate Principal amount of Notes
J.P. Morgan Securities LLC	$56,250,000
Goldman, Sachs & Co.	48,750,000
Morgan Stanley & Co. LLC	48,750,000
SunTrust Robinson Humphrey, Inc.	48,750,000
Keefe, Bruyette & Woods, Inc.	18,750,000
RBC Capital Markets, LLC	18,750,000
Comerica Securities, Inc.	5,000,000
ING Financial Markets LLC	5,000,000

Total	$250,000,000

The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to certain conditions precedent, including the absence of any material adverse change in our business and the receipt of certain certificates, opinions and letters from us, our counsel and our independent registered public accounting firm. The underwriters are committed to purchase all Notes included in this offering, if they purchase any of the Notes. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

Commissions and Discounts

The underwriters have advised us that they propose initially to offer the Notes to the public at the public offering price on the cover page of this prospectus supplement and to certain other Financial Industry Regulatory Authority (FINRA) members at that price less a concession not in excess of 1.00% of the aggregate principal amount of the Notes. The underwriters may allow, and the dealers may again allow, a discount not in excess of 0.25% of the aggregate principal amount of the Notes to other dealers. After the public offering, the public offering price, concession and discount may be changed.

The following table shows the per Note and total underwriting discounts and commissions we will pay to the underwriters.

	Per Note	Total
Public offering price	99.905%	$249,762,500
Underwriting discount	1.500%	$3,750,000
Proceeds to PennantPark Investment (before offering expenses of $500,000 )	98.405%	$246,012,500

No Sales of Similar Securities

Subject to certain exceptions, we have agreed not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file or cause to be declared effective a registration statement under the Securities Act with respect to any of the foregoing, without the consent of the representatives, until the settlement date of this offering. This consent may be given at any time without public notice.

Listing

The Notes are a new issue of securities with no established trading market. The Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system.

We have been advised by certain of the underwriters that certain of the underwriters presently intend to make a market in the Notes after completion of the offering as permitted by applicable laws and regulations. Such underwriters are not obligated, however, to make a market in the Notes and any such market-making may be discontinued at any time in the sole discretion of such underwriters without any notice. Accordingly, no assurance can be given as to the liquidity of, or development of a public trading market for, the Notes. If an active public trading market for the Notes does not develop, the market price and liquidity of the Notes may be adversely affected.

Price Stabilization and Short Positions

Until the distribution of the Notes is completed, SEC rules may limit the underwriters from bidding for and purchasing the Notes. However, the underwriters may engage in transactions that stabilize the price of the Notes, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the Notes in connection with the offering (i.e., if they sell more Notes than are listed on the cover of this prospectus supplement), the underwriters may reduce that short position by purchasing Notes in the open market. The underwriters may also elect to reduce any short position by exercising all or part of the overallotment option as described above. In making this determination, the underwriters will consider, among other things, the price of Notes available for purchase in the open market compared to the price at which the underwriters may purchase Notes through the overallotment option. Purchases of the Notes to stabilize their price or to reduce a short position may cause the price of the Notes to be higher than it might be in the absence of such purchases.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representatives have repurchased Notes sold by or for the account of such underwriter in stabilizing or short covering transactions.

Neither we nor any of the underwriters make any representation or prediction as to the magnitude of any effect that the transactions described above may have on the price of the Notes. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

Alternative Settlement Cycle

We expect that delivery of the Notes will be made against payment therefor on or about September 23, 2014, which will be the fifth business day following the date of the pricing of the Notes (such settlement being herein referred to as “T+5”). Under Rule 15c6-1 promulgated under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise. Accordingly, purchasers who wish to trade the Notes prior to the date of delivery hereunder will be required, by virtue of the fact that the Notes initially will settle in T+5 business days, to specify an alternative settlement arrangement at the time of any such trade to prevent a failed settlement.

Electronic Delivery

The underwriters may make prospectuses available in electronic (PDF) format. A prospectus in electronic (PDF) format may be made available on a web site maintained by the underwriters, and the underwriters may distribute such prospectuses electronically. The underwriters may allocate a limited number of Notes for sale to their online brokerage customers.

Other Relationships

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. The underwriters and their affiliates have provided in the past to PennantPark Investment and may provide from time to time in the future in the ordinary course of their business certain commercial banking, financial advisory, investment banking and other services to PennantPark Investment for which they will be entitled to receive customary fees and expenses. In particular, the underwriters or their affiliates may execute transactions with or on behalf of PennantPark Investment. In addition, the underwriters or their affiliates may act as arrangers, underwriters or placement agents for companies whose securities are sold to PennantPark Investment.

In the ordinary course of their various business activities, the underwriters or their affiliates may also trade in our securities, securities of our portfolio companies or other related financial instruments for their own accounts or for the account of others and may extend loans or financing directly or through derivative transactions to PennantPark Investment or any of the portfolio companies. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at the time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

We may purchase securities of third parties from the underwriters or their affiliates after the offering. However, we have not entered into any agreement or arrangement regarding the acquisition of any such securities, and we may not purchase any such securities. We would only purchase any such securities if, among other things, we identified securities that satisfied our investment needs and completed our due diligence review of such securities.

After the date of this prospectus supplement, the underwriters and their affiliates may from time to time obtain information regarding specific portfolio companies or us that may not be available to the general public. Any such information is obtained by the underwriters and their affiliates in the ordinary course of its business and not in connection with the offering of the Notes. In addition, after the offering period for the sale of our Notes, the underwriters or their affiliates may develop analyses or opinions related to PennantPark Investment or our portfolio companies and buy or sell interests in one or more of our portfolio companies on behalf of their proprietary or client accounts and may engage in competitive activities. There is no obligation on behalf of these parties to disclose their respective analyses, opinions or purchase and sale activities regarding any portfolio company or regarding PennantPark Investment to our stockholders.

Affiliates of certain of the underwriters serve as lenders under our Credit Facility and may serve as lenders under any future credit facilities. Some of the underwriters and their affiliates were underwriters in connection with our initial public offerings and follow-on public offering for which they received customary fees. Affiliates of the underwriters may receive part of the proceeds of the offering by reason of the repayment of certain amounts outstanding under our Credit Facility.

The principal business addresses of the representatives of the underwriters are: J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179; Goldman, Sachs & Co., 200 West Street, New York, NY 10282; Morgan Stanley & Co. LLC, 180 Varick Street, 2nd Floor, New York, NY 10014 and SunTrust Robinson Humphrey, Inc., 3333 Peachtree Road, NE, Atlanta, GA 30326.

Other Jurisdictions

Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the Notes offered by this prospectus supplement in any jurisdiction where action for that purpose is required. The Notes offered by this prospectus supplement may not be offered or sold, directly or indirectly, nor may this prospectus supplement or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus supplement comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus supplement. This prospectus supplement and the accompanying prospectus do not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus supplement and the accompanying prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus supplement will be passed upon for PennantPark Investment Corporation by Dechert LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Dechert LLP has from time to time represented the underwriters, PennantPark Investment Corporation and the Investment Adviser on unrelated matters. Certain legal matters in connection with the offering will be passed upon for the underwriters by Fried, Frank, Harris, Shriver & Jacobson LLP, New York, NY.

INDEX TO FINANCIAL STATEMENTS

Interim Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have reviewed the accompanying consolidated statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries (the “Company”), including the consolidated schedule of investments, as of June 30, 2014, the consolidated statements of operations for the three and nine months ended June 30, 2014, and the consolidated statements of changes in net assets, and cash flows for the nine months ended June 30, 2014. These consolidated financial statements are the responsibility of the Company’s management.

We conducted our review in accordance with the standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the consolidated financial statements referred to above for them to be in conformity with U.S. generally accepted accounting principles.

New York, New York

August 5, 2014

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30, 2014 (unaudited)	September 30, 2013
Assets
Investments at fair value
Non-controlled, non-affiliated investments (cost—$1,028,125,032 and $928,078,589, respectively)	$1,089,476,729	$968,471,042
Non-controlled, affiliated investments (cost—$108,188,540 and $99,021,141, respectively)	71,939,735	76,735,800
Controlled, affiliated investments (cost—$38,107,245 and $64,418,155, respectively)	36,991,091	32,968,711

Total of investments (cost—$1,174,420,817 and $1,091,517,885, respectively)	1,198,407,555	1,078,175,553
Cash and cash equivalents (cost—$64,349,609 and $58,440,829, respectively) (See Note 8)	64,390,787	58,440,829
Interest receivable	14,000,558	10,894,893
Deferred financing costs and other assets	13,375,704	5,815,817

Total assets	1,290,174,604	1,153,327,092

Liabilities
Distributions payable	18,639,330	18,619,812
Payable for investments purchased	—	52,544,704
Unfunded investments	20,396,263	7,241,667
Credit Facility payable (cost—$255,898,700 and $145,500,000, respectively) (See Notes 5 and 10)	257,187,294	145,500,000
SBA debentures payable (cost—$150,000,000) (See Notes 5 and 10)	150,000,000	150,000,000
2025 Notes payable (cost—$71,250,000) (See Notes 5 and 10)	72,532,500	68,400,000
Management fee payable (See Note 3)	6,131,963	5,419,557
Performance-based incentive fee payable (See Note 3)	5,370,391	4,274,881
Interest payable on debt	3,033,648	1,810,466
Accrued other expenses	2,410,422	2,009,806

Total liabilities	535,701,811	455,820,893

Commitments and contingencies (See Note 11)
Net assets
Common stock, 66,569,036 and 66,499,327 shares issued and outstanding, respectively. Par value $0.001 per share and 100,000,000 shares authorized.	66,569	66,499
Paid-in capital in excess of par value	756,809,951	756,017,096
Distributions in excess of net investment income	(9,406,519)	(4,675,217)
Accumulated net realized loss on investments	(14,454,032)	(43,409,847)
Net unrealized appreciation (depreciation) on investments	24,027,916	(13,342,332)
Net unrealized (appreciation) depreciation on debt	(2,571,092)	2,850,000

Total net assets	$754,472,793	$697,506,199

Total liabilities and net assets	$1,290,174,604	$1,153,327,092

Net asset value per share	$11.33	$10.49

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Investment income from:
Non-controlled, non-affiliated investments:
Interest	$29,949,064	$26,693,069	$90,772,466	$80,520,256
Other income	1,463,884	3,941,167	6,314,911	9,184,121
Non-controlled, affiliated investments:
Interest	1,456,621	2,140,854	4,174,234	4,471,618
Other income	—	—	—	227,800
Controlled, affiliated investments:
Interest	2,447,354	949,583	6,071,987	3,336,040
Other income	158,333	—	459,166	—

Total investment income	35,475,256	33,724,673	107,792,764	97,739,835

Expenses:
Base management fee (See Note 3)	6,131,963	5,412,461	17,906,316	15,869,172
Performance-based incentive fee (See Note 3)	5,370,391	4,413,711	14,866,434	12,518,209
Interest and expenses on debt (See Note 10)	5,034,567	4,212,450	14,707,313	11,292,224
Administrative services expenses (See Note 3)	930,809	1,157,748	2,771,359	3,485,607
Other general and administrative expenses	929,254	520,970	2,470,350	2,000,919

Expenses before taxes and debt issuance costs	18,396,984	15,717,340	52,721,772	45,166,131
Tax expense (benefit)	32,000	32,500	40,548	(82,396)
Debt issuance costs (See Note 5)	3,850,000	320,000	3,850,000	2,757,500

Total expenses	22,278,984	16,069,840	56,612,320	47,841,235

Net investment income	13,196,272	17,654,833	51,180,444	49,898,600

Realized and unrealized gain (loss) on investments and debt:
Net realized gain on investments	23,267,131	15,682,708	28,955,815	14,723,076
Net change in unrealized (depreciation) appreciation on:
Non-controlled, non-affiliated investments	(8,997,766)	(23,484,170)	21,000,422	8,805,377
Controlled and non-controlled, affiliated investments	7,860,989	3,504,661	16,369,826	(3,580,500)
Debt (appreciation) depreciation (See Notes 5 and 10)	(3,377,315)	427,500	(5,421,092)	(547,500)

Net change in unrealized (depreciation) appreciation on investments and debt	(4,514,092)	(19,552,009)	31,949,156	4,677,377

Net realized and unrealized gain (loss) from investments and debt	18,753,039	(3,869,301)	60,904,971	19,400,453

Net increase in net assets resulting from operations	$31,949,311	$13,785,532	$112,085,415	$69,299,053

Net increase in net assets resulting from operations per common share (See Note 7)	$0.48	$0.21	$1.68	$1.05

Net investment income per common share	$0.20	$0.27	$0.77	$0.76

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

(Unaudited)

	Nine Months Ended June 30,
	2014	2013
Net increase in net assets from operations:
Net investment income	$51,180,444	$49,898,600
Net realized gain on investments	28,955,815	14,723,076
Net change in unrealized appreciation on investments	37,370,248	5,224,877
Net change in debt appreciation	(5,421,092)	(547,500)

Net increase in net assets resulting from operations	112,085,415	69,299,053

Distributions to stockholders:	(55,911,746)	(55,778,317)

Capital transactions:
Public offering	—	7,574,000
Offering costs	—	(265,090)
Reinvestment of distributions	792,925	2,555,964

Net increase in net assets resulting from capital transactions	792,925	9,864,874

Net increase in net assets	56,966,594	23,385,610

Net assets:
Beginning of period	697,506,199	669,717,047

End of period	$754,472,793	$693,102,657

Distributions in excess of net investment income, at end of period	$(9,406,519)	$(3,075,320)

Capital share activity:
Shares issued from public offering	—	700,000

Shares issued from reinvestment of distributions	69,709	235,614

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended June 30,
	2014	2013
Cash flows from operating activities:
Net increase in net assets resulting from operations	$112,085,415	$69,299,053
Adjustments to reconcile net increase in net assets resulting from operations to net cash (used) provided by operating activities:
Net change in net unrealized appreciation on investments	(37,370,248)	(5,224,877)
Net change in unrealized appreciation on debt	5,421,092	547,500
Net realized gain on investments	(28,955,815)	(14,723,076)
Net accretion of discount and amortization of premium	(6,629,854)	(4,245,224)
Purchases of investments	(561,839,426)	(317,161,225)
Payment-in-kind income	(6,530,685)	(9,651,825)
Proceeds from dispositions of investments	534,400,443	271,183,021
(Increase) decrease in interest receivable	(3,105,665)	1,753,180
Increase in deferred financing costs and other assets	(6,809,887)	(247,289)
(Decrease) increase in payable for investments purchased	(52,544,704)	15,932,290
Increase in interest payable on debt	1,223,182	2,339,426
Increase in management fee payable	712,406	620,547
Increase in performance-based incentive fee payable	1,095,510	206,721
Increase in accrued other expenses	400,618	516,299

Net cash (used) provided by operating activities	(48,447,618)	11,144,521

Cash flows from financing activities:
Public offerings	—	7,574,000
Offering costs	—	(265,090)
Deferred financing costs	(750,000)	—
Distributions paid to stockholders	(55,099,303)	(50,440,381)
Proceeds from 2025 Notes issuance (See Note 10)	—	71,250,000
Borrowings under Credit Facility (See Note 10)	906,253,100	850,300,000
Repayments under Credit Facility (See Note 10)	(795,854,400)	(880,800,000)

Net cash provided (used) by financing activities	54,549,397	(2,381,471)

Net increase in cash equivalents	6,101,779	8,763,050
Effect of exchange rate changes on cash	(151,821)	—
Cash and cash equivalents, beginning of period	58,440,829	7,559,453

Cash and cash equivalents, end of period	$64,390,787	$16,322,503

Supplemental disclosure of cash flow information and non-cash financing activity:
Interest paid	$13,239,662	$8,622,437

Taxes paid	$8,166	$92,398

Distributions reinvested	$792,925	$2,555,964

Conversions and non-cash exchanges	$59,126,053	$58,615,748

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

JUNE 30, 2014

(Unaudited)

Issuer Name	Maturity/ Expiration	Industry	Current Coupon		Basis Point Spread Above Index(4)		Par/ Shares	Cost	Fair Value(3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—144.3%(1), (2)
First Lien Secured Debt—37.0%
Aircell Business Aviation Services LLC	06/21/2017	Communications	11.25%		L+975		23,454,110	$22,702,765	$24,626,815
AKA Diversified Holdings, Inc.	04/02/2018	Retail	11.90%		L+1,175	(8)	29,653,975	28,996,434	30,252,196
AKA Diversified Holdings, Inc.(9)	04/02/2018	Retail	—		—		7,500,000	7,500,000	7,500,000
AP Gaming I, LLC	12/21/2020	Hotels, Motels, Inns and Gaming	9.25%		L+825		5,223,750	5,076,593	5,275,988
Fox US Bidco Corp.	06/17/2019	Electronics	9.00%		L+750		12,352,942	12,229,592	12,229,412
Fox US Bidco Corp.(9)	06/17/2019	Electronics	—		—		2,647,058	2,647,058	2,647,058
IDQ Holdings, Inc.(5)	03/30/2017	Auto Sector	11.50%		—		11,500,000	11,359,159	12,678,750
InfuSystem Holdings, Inc.	11/30/2016	Healthcare, Education and Childcare	13.07%		P+982		8,000,000	8,000,000	8,225,976
Jackson Hewitt Tax Service Inc.	10/16/2017	Personal, Food and Miscellaneous Services	10.00%		L+850		7,777,902	7,777,902	7,719,568
K2 Pure Solutions NoCal, L.P.	08/19/2019	Chemicals, Plastics and Rubber	10.00%		L+900		22,342,352	21,947,354	22,133,375
Old Guard Risk Services, Inc.	11/27/2018	Insurance	12.50%		L+1,150		28,350,000	27,332,224	28,633,500
Prince Mineral Holding Corp.(5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%		—		14,250,000	14,113,310	16,066,875
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050		24,389,911	24,068,498	24,389,911
TRAK Acquisition Corp.(9)	10/31/2017	Business Services	—		—		1,000,000	985,000	1,000,000
Trust Inns Limited(10),(12)	02/12/2020	Buildings and Real Estate	11.05%		L+1,050	(8)	27,909,091	43,963,551	47,581,867
U.S. Well Service, LLC	05/02/2019	Oil and Gas	12.00%		L+1,150		14,551,598	14,198,694	14,655,462
U.S. Well Service, LLC(9)	11/03/2014	Oil and Gas	—		—		1,889,205	1,889,205	1,902,689
Worley Claims Services, LLC	07/06/2017	Insurance	12.50%		L+1,100		11,528,792	11,528,792	11,759,368

Total First Lien Secured Debt								266,316,131	279,278,810

Second Lien Secured Debt—63.2%
American Gilsonite Company(5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	11.50%		—		25,400,000	25,400,000	27,432,000
Arsloane Acquisition, LLC	10/01/2020	Business Services	11.75%		L+1,050		20,625,000	20,334,545	20,831,250
Ascensus, Inc.	12/02/2020	Financial Services	9.00%		L+800		15,500,000	15,288,541	15,771,250
Bennu Oil & Gas, LLC	11/01/2018	Oil and Gas	8.75%		L+750		19,799,984	19,705,318	20,031,050
Carolina Beverage Group, LLC	08/01/2018	Beverage, Food and Tobacco	10.63%		—		13,125,000	13,125,000	14,142,187
CT Technologies Intermediate Holdings, Inc.	10/05/2020	Business Services	9.25%		L+800		14,000,000	13,814,375	14,052,500
Envision Acquisition Company, LLC	11/04/2021	Healthcare, Education and Childcare	9.75%		L+875		19,000,000	18,641,623	19,190,000
Foundation Building Materials, LLC	04/30/2019	Building Materials	12.00%		L+1,100		45,000,000	44,550,637	45,077,918
Foundation Building Materials, LLC	04/30/2019	Building Materials	13.00 (PIK 1.00	% %)	L+1,200		32,692,664	32,083,193	32,749,272
ILC Industries, LLC	06/14/2019	Electronics	11.50%		L+1,000		7,500,000	7,224,810	7,350,000
Intermediate Transportation 100, LLC(5)	03/01/2017	Cargo Transport	11.00 (PIK 11.00	% %)	L+700		3,739,795	3,739,797	1,682,908
J.A. Cosmetics Holdings, Inc.	07/31/2019	Consumer Products	11.00%		L+1,000		34,000,000	33,352,914	33,951,852
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175		38,950,000	38,364,591	39,339,500
KIK Custom Products Inc.	10/29/2019	Consumer Products	9.50%		L+825		9,500,000	9,364,479	9,606,875
Language Line, LLC	12/20/2016	Personal, Food and Miscellaneous Services	10.50%		L+875		33,750,000	33,356,570	33,555,937
Linc USA GP and Linc Energy Finance (USA), Inc.(5)	10/31/2017	Oil and Gas	12.50%		—		11,875,000	11,570,211	13,359,375
New Gulf Resources, LLC(5)	05/15/2019	Oil and Gas	11.75%		—		45,000,000	44,595,002	45,000,000
Penton Media, Inc.	10/02/2020	Media	9.00%		L+775		21,000,000	20,724,103	21,140,070
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	9.75%		L+850		56,750,000	55,992,623	57,814,062
Questex Media Group LLC, Term Loan A	12/15/2014	Other Media	9.50%		P+550		2,179,297	2,179,297	2,179,297
Questex Media Group LLC, Term Loan B	12/15/2015	Other Media	11.50 (PIK 11.50	% %)	P+750		2,725,980	2,725,980	2,725,980

Total Second Lien Secured Debt								466,133,609	476,983,283

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Issuer Name	Maturity/ Expiration	Industry	Current Coupon		Basis Point Spread Above Index(4)	Par/ Shares	Cost	Fair Value(3)
Subordinated Debt/Corporate Notes—31.9%
Acentia, LLC	10/02/2017	Electronics	14.00%		—	19,000,000	$18,677,529	$18,236,200
Affinion Group Holdings, Inc.(5)	09/14/2018	Consumer Products	14.50 (PIK 14.50	% %)	—	32,418,500	27,703,556	32,094,315
Affinion Investments LLC(5)	08/15/2018	Consumer Products	13.50%		—	15,096,000	15,096,000	15,699,840
Alegeus Technologies, LLC	02/15/2019	Financial Services	12.00%		—	8,930,000	8,787,424	7,842,939
Convergint Technologies LLC	03/26/2018	Electronics	12.00 (PIK 1.00	% %)	—	23,693,263	23,349,576	23,930,196
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	12.25%		—	10,600,000	10,421,429	10,311,509
JF Acquisition, LLC	06/30/2017	Distribution	14.00 (PIK 2.00	% %)	—	19,781,463	19,427,752	19,781,463
MSPark, Inc.	06/15/2017	Printing and Publishing	14.50	%(7)	—	15,000,000	14,744,082	15,000,000
New Gulf Resources, LLC(5)	11/15/2019	Oil and Gas	12.00 (PIK 12.00	% %)	—	13,500,000	13,017,947	11,745,000
Power Products, LLC	12/11/2020	Electronics	12.75 (PIK 2.00	% %)	—	15,000,000	14,777,756	15,141,884
Randall-Reilly Publishing Company, LLC	04/15/2019	Other Media	12.50	%(7)	—	30,400,000	29,838,372	30,604,892
Vestcom International, Inc.	06/27/2019	Printing and Publishing	12.00%		—	39,892,933	39,218,167	40,491,327

Total Subordinated Debt/Corporate Notes							235,059,590	240,879,565

Preferred Equity/Partnership Interests—1.7%(6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—	211	500,000	—
AHC Mezzanine, LLC	—	Other Media	—		—	7,505	318,896	—
Alegeus Technologies Holdings Corp. (Alegeus Technologies, LLC)	—	Financial Services	—		—	949	949,050	166,701
CI (IHS) Investment Holdings, LLC	—	Healthcare, Education and Childcare	8.00%		—	76,357	765,307	1,762,472
CI (IHS) Investment Holdings, LLC(9)	—	Healthcare, Education and Childcare	—		—	38,179	382,654	881,236
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	8.00%		—	2,375	2,375,000	2,737,419
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Products	8.00%		—	3,397	3,397,484	3,912,260
Red Point, LLC (f/k/a Hanley-Wood Holdings, LLC)	—	Other Media	8.00%		—	3,591	21,727	40,583
Ride Holdings, Inc. (f/k/a VRide Holdings, Inc.)	—	Personal Transportation	8.00%		—	1,966,667	2,251,667	1,029,295
TZ Holdings, L.P., Series A	—	Insurance	—		—	686	685,820	685,820
TZ Holdings, L.P., Series B	—	Insurance	6.50%		—	1,312	1,312,006	1,799,366

Total Preferred Equity/Partnership Interests							12,959,611	13,015,152

Common Equity/Partnership Interests/Warrants—10.5%(6)
Acentia, LLC, Class A Units(11)	—	Electronics	—		—	1,998	$2,000,000	$902,828
Affinion Group Holdings, Inc., Series A (Warrants)	12/12/2023	Consumer Products	—		—	4,798,624	10,265,972	12,716,355
Affinion Group Holdings, Inc., Series B (Warrants)	12/12/2023	Consumer Products	—		—	9,822,196	—	196,444
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	—	—
Alegeus Technologies Holding Corp. (Alegeus Technologies, LLC)	—	Financial Services	—		—	1	950	167
ASP LCG Holdings, Inc. (f/k/a Learning Care Group (US) Inc.) (Warrants)	05/05/2026	Education	—		—	933	586,975	545,114

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Issuer Name	Maturity/ Expiration	Industry	Current Coupon	Basis Point Spread Above Index(4)	Par/ Shares	Cost	Fair Value(3)
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330	3,000,000	—
CI (FBM) Holdings, LLC(11) (Foundation Building Materials, LLC)	—	Building Materials	—	—	207,242	2,250,000	2,608,001
CI (FBM) Holdings, LLC(9),(11) (Foundation Building Materials, LLC)	—	Building Materials	—	—	103,621	1,125,000	1,304,001
CI (Galls) Prime Investment Holdings, LLC(11)	—	Distribution	—	—	1,505,000	1,505,000	1,913,376
CI (IHS) Investment Holdings, LLC	—	Healthcare, Education and Childcare	—	—	23,416	234,693	539,257
CI (IHS) Investment Holdings, LLC(9)	—	Healthcare, Education and Childcare	—	—	11,708	117,346	269,629
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	—	—	2,375	—	686,666
CT Technologies Holdings, LLC (CT Technologies Intermediate Holdings, Inc.)	—	Business Services	—	—	5,556	545,887	4,210,946
J.A. Cosmetics US, Inc. (J.A. Cosmetics Holdings, Inc.)	—	Consumer Products	—	—	252	2,516	204,342
Kadmon Holdings, LLC, Class A	—	Healthcare, Education and Childcare	—	—	1,079,920	1,236,832	10,056,948
Kadmon Holdings, LLC, Class D	—	Healthcare, Education and Childcare	—	—	1,079,920	1,028,807	1,028,807
Lariat ecoserv Co-Invest Holdings, LLC	—	Environmental Services	—	—	1,000,000	1,000,000	1,000,000
Magnum Hunter Resources Corporation (Warrants)	04/16/2016	Oil and Gas	—	—	122,192	182,498	277,379
MidOcean JF Holdings Corp. (JF Acquisitions, LLC)	—	Distribution	—	—	1,850	1,850,294	881,603
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—	—	3,000	3,000,000	5,997,138
New Gulf Resources, LLC (Warrants)	05/09/2024	Oil and Gas	—	—	13,500	495,000	1,687,355
Old Guard Risk Services, Inc. (Warrants)	11/27/2023	Insurance	—	—	35,490	495,086	876,364
Paradigm Acquisition Corp.	—	Healthcare, Education and Childcare	—	—	20,000	1,171,851	2,817,200
Power Products Holdings, LLC, Class A Units(11) (Power Products, LLC)	—	Electronics	—	—	1,350,000	1,350,000	1,289,705
Power Products Holdings, LLC, Class B Units(11) (Power Products, LLC)	—	Electronics	—	—	150,000	150,000	143,301
QMG HoldCo, LLC, Class A (Questex Media Group, LLC)	—	Other Media	—	—	4,325	1,306,167	2,743,823
QMG HoldCo, LLC, Class B (Questex Media Group, LLC)	—	Other Media	—	—	531	—	336,872
Red Point, LLC (f/k/a Hanley-Wood Holdings, LLC)	—	Other Media	—	—	388,378	1,629,791	3,810,570
Ride Holdings, Inc. (f/k/a VRide Holdings, Inc.)	—	Personal Transportation	—	—	9,882	11,314	—
SPG Boyd Holdings Corp.	—	Chemical, Plastic and Rubber	—	—	3,000	2,419,203	8,115,035
TRAK Acquisition Corp. (Warrants)	12/29/2019	Business Services	—	—	3,500	29,400	660,380
Transportation 100 Holdco, L.L.C.(11) (Intermediate Transportation 100, L.L.C.)	—	Cargo Transport	—	—	137,923	2,111,588	—
TZ Holdings, L.P.	—	Insurance	—	—	2	9,567	486,865
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Printing and Publishing	—	—	211,797	2,325,555	5,878,900
VText Holdings, Inc.	—	Business Services	—	—	35,526	4,050,000	4,897,658
Z Wireless Holdings, Inc. (Warrants)	10/21/2021	Retail	—	—	1,736	168,799	236,890

Total Common Equity/Partnership Interests/Warrants						47,656,091	79,319,919

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies						1,028,125,032	1,089,476,729

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Issuer Name	Maturity/ Expiration	Industry	Current Coupon		Basis Point Spread Above Index(4)	Par/ Shares	Cost	Fair Value(3)
Investments in Non-Controlled, Affiliated Portfolio Companies—9.5%(1),(2)
Second Lien Secured Debt—1.2%
EnviroSolutions Real Property Holdings, Inc.	12/26/2017	Environmental Services	9.00%		L+800	9,409,740	$9,154,475	$9,127,448

Subordinated Debt/Corporate Notes—5.2%
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	12.00 (PIK 12.00	% %)	—	11,293,336	11,293,337	11,293,336
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,553,644	28,280,000

Total Subordinated Debt/Corporate Notes							38,846,981	39,573,336

Preferred Equity—0.1%(6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	806,679

Common Equity/Partnership Interest/Warrants—3.0%(6)
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	1,275,305
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	188,439
EnviroSolutions Holdings, Inc. (EnviroSolutions Real Property Holdings, Inc.)	—	Environmental Services	—		—	143,668	11,960,702	15,435,690
NCP-Performance, L.P.	—	Leisure, Amusement, Motion Pictures and Entertainment	—		—	375,000	3,750,000	157,518
New Service Champ Holdings, Inc. (Service Champ, Inc.)	—	Auto Sector	—		—	16,800	2,721,600	5,375,320
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	—

Total Common Equity/Partnership Interest/Warrants							40,127,744	22,432,272

Total Investments in Non-Controlled, Affiliated Portfolio Companies							108,188,540	71,939,735

Investments in Controlled, Affiliated Portfolio Companies—5.0%(1),(2)
First Lien Secured Debt—4.1%
Superior Digital Displays, LLC	12/31/2018	Media	13.50%		L+1,250	19,250,000	17,236,708	16,461,023
Superior Digital Displays, LLC(9)	12/31/2018	Media	—		—	5,750,000	5,159,437	4,916,929
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—	9,250,000	9,250,000	9,534,077

Total First Lien Secured Debt							31,646,145	30,912,029

Subordinated Debt/Corporate Notes—0.3%
SuttonPark Holdings, Inc.	6/30/2020	Business Services	14.00	%(7)	—	2,250,000	2,250,000	1,979,975

Preferred Equity—0.3%(6)
SuttonPark Holdings, Inc.	—	Business Services	14.00%		—	2,000	2,000,000	1,985,947

Common Equity—0.3%(6)
Superior Digital Displays Holdings, Inc. (Superior Digital Displays, LLC)	—	Media	—		—	4,750	2,211,000	2,113,140
SuttonPark Holdings, Inc.	—	Business Services	—		—	100	100	—

Total Common Equity							2,211,100	2,113,140

Total Investments in Controlled, Affiliated Portfolio Companies							38,107,245	36,991,091

Total Investments—158.8%							1,174,420,817	1,198,407,555

Cash and Cash Equivalents—8.6%
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							1,186,186	1,186,186
BNY Mellon Cash Reserve and Cash							63,163,423	63,204,601

Total Cash and Cash Equivalents							64,349,609	64,390,787

Total Investments and Cash Equivalents—167.4%							$1,238,770,426	$1,262,798,342

Liabilities in Excess of Other Assets—(67.4%)								(508,325,549)
Net Assets—100.0%								$754,472,793

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable London InterBank Offered Rate, or LIBOR, or “L” or Prime, or “P” rate. The spread provided includes payment-in-kind, or PIK, interest and other fee rates, if any.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, or the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is payable in cash and/or PIK.
(8)	Coupon is not subject to a LIBOR or Prime rate floor.
(9)	Represents the purchase of a security with delayed settlement or a revolving line of credit that is currently an unfunded investment. This security does not earn a basis point spread above an index while it is unfunded.
(10)	Non-U.S. company or principal place of business outside the U.S.
(11)	Investment is held through a consolidated taxable subsidiary (See Note 1).
(12)	Par amount is denominated in British Pound.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(4)		Par / Shares	Cost	Fair Value(3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—138.9%(1), (2)
First Lien Secured Debt—41.3%
Aircell Business Aviation Services LLC	06/21/2017	Communications	11.25%		L+975	(8)	23,912,894	$23,012,057	$25,347,668
AKA Diversified Holdings, Inc.	12/21/2016	Retail	12.50 (PIK 1.50	% %)	L+1,225		14,550,084	14,310,552	14,694,828
CEVA Group PLC(5),(10)	10/01/2016	Cargo Transport	11.63%		—		7,500,000	7,385,251	7,725,000
Columbus International, Inc.(5),(10)	11/20/2014	Communications	11.50%		—		10,000,000	10,000,000	10,750,000
Cydcor LLC	06/12/2017	Business Services	9.75%		L+725	(8)	7,342,967	7,342,967	7,342,967
Good Sam Enterprises, LLC(5)	12/01/2016	Consumer Products	11.50%		—		12,000,000	11,835,907	12,900,000
IDQ Holdings, Inc.(5)	03/30/2017	Auto Sector	11.50%		—		11,500,000	11,326,110	12,391,250
InfuSystem Holdings, Inc.	11/30/2016	Healthcare, Education and Childcare	11.95%		P+625	(8)	11,600,000	11,600,000	11,708,430
Instant Web, Inc.	08/07/2014	Printing and Publishing	14.50%		L+950	(8)	23,934,268	23,788,980	22,976,897
Instant Web, Inc.	08/07/2014	Printing and Publishing	3.55%		L+338		18,199,679	13,917,288	14,559,743
Interactive Health Solutions, Inc.	10/04/2016	Healthcare, Education and Childcare	11.50%		L+950	(8)	18,050,000	17,770,705	18,050,000
Jackson Hewitt Tax Service Inc.	10/16/2017	Personal, Food and Miscellaneous Services	10.00%		L+850	(8)	8,355,469	8,349,704	8,230,137
K2 Pure Solutions NoCal, L.P.	08/19/2019	Chemicals, Plastics and Rubber	10.00%		L+900	(8)	22,342,352	21,899,258	22,007,217
Penton Media, Inc.	08/01/2014	Other Media	6.00 (PIK 2.00	% %)	L+500	(8)	37,950,152	36,110,124	37,523,212
Prince Mineral Holding Corp.(5)	12/16/2019	Mining, Steel, Iron and Non- Precious Metals	11.50%		—		14,250,000	14,096,169	15,176,250
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	(8)	34,270,800	33,766,321	34,270,800
Worley Claims Services, LLC	07/06/2017	Insurance	12.50%		L+1,100	(8)	12,451,096	12,451,096	12,388,840

Total First Lien Secured Debt								278,962,489	288,043,239

Second Lien Secured Debt—48.9%
American Gilsonite Company(5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	11.50%		—		25,400,000	25,400,000	25,971,500
Arsloane Acquisition, LLC	10/01/2020	Business Services	11.75%		L+1,050	(8)	18,750,000	18,375,000	18,687,563
Brand Energy and Infrastructure Services, Inc.	10/23/2019	Energy / Utilities	11.00%		L+975	(8)	42,278,570	41,471,524	43,159,233
Carolina Beverage Group, LLC	08/01/2018	Beverage, Food and Tobacco	10.63%		—		13,125,000	13,125,000	13,420,313
Envision Acquisition Company, LLC	11/04/2021	Healthcare, Education and Childcare	9.75%		L+875	(8)	19,000,000	18,620,000	18,905,000
Eureka Hunter Pipeline, LLC	08/16/2018	Energy / Utilities	12.50%		—		45,000,000	44,599,796	46,575,000
ILC Industries, LLC	06/14/2019	Electronics	11.50%		L+1,000	(8)	7,500,000	7,200,000	6,900,000
Intermediate Transportation 100, L.L.C.	03/01/2017	Cargo Transport	11.00 (PIK 11.00	% %)	L+700	(8)	3,544,833	3,544,836	3,544,833
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175	(8)	38,950,000	38,287,499	39,096,063
Language Line, LLC	12/20/2016	Personal, Food and Miscellaneous Services	10.50%		L+875	(8)	33,750,000	33,265,829	33,187,388
Linc USA GP and Linc Energy Finance (USA), Inc.(5)	10/31/2017	Oil and Gas	12.50%		—		11,875,000	11,511,878	13,062,500
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	9.75%		L+850	(8)	56,750,000	55,923,621	56,040,625
Questex Media Group LLC, Term Loan A	12/15/2014	Other Media	9.50%		L+550	(8)	2,395,378	2,395,378	2,371,424
Questex Media Group LLC, Term Loan B	12/15/2015	Other Media	11.50 (PIK 11.50	% %)	P+750	(8)	2,502,333	2,502,333	2,452,286
ROC Finance LLC and ROC Finance 1 Corp.	08/31/2018	Hotels, Motels, Inns and Gaming	12.13%		—		16,000,000	15,785,252	17,720,000

Total Second Lien Secured Debt								332,007,946	341,093,728

Subordinated Debt/Corporate Notes—37.4%
Acentia, LLC	10/02/2017	Electronics	13.75%		—		19,000,000	$18,629,082	$18,879,139
Affinion Group Holdings, Inc.	11/15/2015	Consumer Products	11.63%		—		35,552,000	34,570,664	20,442,400
Alegeus Technologies, LLC	02/15/2019	Financial Services	12.00%		—		8,930,000	8,773,751	8,888,617
Convergint Technologies LLC	03/26/2018	Electronics	12.00 (PIK 1.00	% %)	—		23,514,494	23,114,286	23,867,211

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(4)	Par / Shares	Cost	Fair Value(3)
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	12.25%		—	10,600,000	10,399,101	10,653,423
Escort, Inc.	06/01/2016	Electronics	14.75 (PIK 2.75	% %)	—	25,965,563	25,579,621	26,484,875
JF Acquisition, LLC	06/30/2017	Distribution	14.00 (PIK 2.00	% %)	—	17,517,386	17,160,955	17,517,386
Learning Care Group (US) Inc.	05/08/2020	Education	15.00 (PIK 15.00	% %)	—	7,215,989	6,754,246	7,215,989
LTI Flexible Products, Inc.	01/19/2019	Chemicals, Plastics and Rubber	12.50%		—	30,000,000	30,000,000	30,525,000
LTI Flexible Products, Inc.(9)	01/11/2014	Chemicals, Plastics and Rubber	—		—	5,000,000	4,825,000	5,087,500
MSPark, Inc.	06/15/2017	Printing and Publishing	14.50	%(7)	—	15,000,000	14,691,342	14,700,000
Varel International Energy Mezzanine Funding Corp.	01/15/2018	Oil and Gas	14.00 (PIK 4.00	% %)	—	37,070,637	36,441,726	36,720,586
Vestcom International, Inc.	06/27/2019	Printing and Publishing	12.00%		—	39,892,933	39,147,926	39,827,248

Total Subordinated Debt/Corporate Notes							270,087,700	260,809,374

Preferred Equity/Partnership Interests—1.2%(6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—	211	500,000	815,133
AHC Mezzanine, LLC	—	Other Media	—		—	7,505	318,896	—
Alegeus Technologies Holdings Corp., Series A (Alegeus Technologies, LLC)	—	Financial Services	—		—	949	949,050	805,697
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	8.00%		—	76,357	765,307	1,187,410
CI (IHS) Investment Holdings, LLC(9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	38,179	382,654	593,705
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	8.00%		—	2,375	2,375,000	2,584,106
CT Technologies Holdings, LLC	—	Business Services	9.00%		—	326,215	326,215	326,215
HW Topco, Inc.	—	Other Media	8.00%		—	3,591	24,177	35,091
TZ Holdings, L.P., Series A	—	Insurance	—		—	686	685,820	685,820
TZ Holdings, L.P., Series B	—	Insurance	6.50%		—	1,312	1,312,006	862,664
VRide Holdings, Inc.	—	Personal Transportation	8.00%		—	1,824,167	1,824,167	156,029

Total Preferred Equity/Partnership Interests							9,463,292	8,051,870

Common Equity/Warrants/Partnership Interests—10.1%(6)
Acentia, LLC, Class A Units(12)	—	Electronics	—		—	1,998	$2,000,000	$1,572,603
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	—	2,499,319
Alegeus Technologies Holding Corp., Class A (Alegeus Technologies, LLC)	—	Financial Services	—		—	1	950	807
Autumn Games, LLC	—	Broadcasting and Entertainment	—		—	1,333,330	3,000,000	—
CI (Galls) Prime Investment Holdings, LLC(11)	—	Distribution	—		—	1,505,000	1,505,000	2,308,777
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	23,416	234,693	364,156
CI (IHS) Investment Holdings, LLC(9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	11,708	117,346	182,078
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	—		—	2,375	—	212,881
CT Technologies Holdings, LLC	—	Business Services	—		—	5,556	1,918,346	7,285,399
HW Topco, Inc.	—	Other Media	—		—	386,770	2,697,835	3,400,855
Kadmon Holdings, LLC, Class A	—	Healthcare, Education and Childcare	—		—	1,079,920	1,236,832	11,085,403
Kadmon Holdings, LLC, Class D	—	Healthcare, Education and Childcare	—		—	1,079,920	1,028,807	1,028,807
Learning Care Group (US) Inc. (Warrants)	04/27/2020	Education	—		—	6,649	779,920	4,300,696
Magnum Hunter Resources Corporation (Eureka Hunter Pipeline, LLC)	—	Oil and Gas	—		—	1,221,932	3,057,500	7,539,320

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(4)	Par / Shares	Cost	Fair Value(3)
Magnum Hunter Resources Corporation (Warrants) (Eureka Hunter Pipeline, LLC)	10/14/2013	Oil and Gas	—		—	122,193	105,697	—
Magnum Hunter Resources Corporation (Warrants) (Eureka Hunter Pipeline, LLC)	04/16/2016	Oil and Gas	—		—	122,193	182,499	205,667
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	—	Distribution	—		—	1,850	1,850,294	1,845,784
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—		—	3,000	3,000,000	5,441,976
Paradigm Acquisition Corp.	—	Healthcare, Education and Childcare	—		—	20,000	2,000,000	3,720,481
QMG HoldCo, LLC, Class A (Questex Media Group, LLC)	—	Other Media	—		—	4,325	1,306,167	2,073,419
QMG HoldCo, LLC, Class B (Questex Media Group, LLC)	—	Other Media	—		—	531	—	254,563
SPG Boyd Holdings Corp. (LTI Flexible Products, Inc.)	—	Chemical, Plastic and Rubber	—		—	300,000	3,000,000	5,571,120
TRAK Acquisition Corp. (Warrants)	12/29/2019	Business Services	—		—	3,500	29,400	606,681
Transportation 100 Holdco, L.L.C.(13) (Intermediate Transportation 100, L.L.C.)	—	Cargo Transport	—		—	137,923	2,111,588	379,453
TZ Holdings, L.P.	—	Insurance	—		—	2	9,567	—
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Printing and Publishing	—		—	211,797	2,325,555	2,626,512
VRide Holdings Inc.	—	Personal Transportation	—		—	9,166	9,166	—
VText Holdings, Inc.	—	Business Services	—		—	35,526	4,050,000	5,966,074

Total Common Equity/Warrants/Partnership Interests							37,557,162	70,472,831

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							928,078,589	968,471,042

Investments in Non-Controlled, Affiliated Portfolio Companies—11.0%(1), (2)
Subordinated Debt/Corporate Notes—5.7%
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	12.00 (PIK 12.00	% %)	—	11,428,224	$11,428,224	$11,428,224
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,474,713	28,248,043

Total Subordinated Debt/Corporate Notes							38,902,937	39,676,267

Preferred Equity – 0.2%(6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	1,694,296

Common Equity/Partnership Interest—5.1%(6)
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	5,556,207
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	821,505
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	142,684	11,891,822	21,265,345
NCP-Performance, L.P.	—	Leisure, Amusement, Motion Pictures and Entertainment	—		—	375,000	3,750,000	2,500,165
New Service Champ Holdings, Inc. (Service Champ, Inc.)	—	Auto Sector	—		—	16,800	2,721,600	5,222,015
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	—

Total Common Equity/Partnership Interest							40,058,864	35,365,237

Total Investments in Non-Controlled, Affiliated Portfolio Companies							99,021,141	76,735,800

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS—(Continued)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index(4)	Par / Shares	Cost	Fair Value(3)
Investments in Controlled, Affiliated Portfolio Companies—4.7%(1),(2)
First Lien Secured Debt—1.6%
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—	9,250,000	9,250,000	9,556,385
Universal Pegasus International, LLC(9)	12/31/2015	Oil and Gas	—		—	1,916,667	1,787,941	1,916,667

Total First Lien Secured Debt							11,037,941	11,473,052

Second Lien Secured Debt—2.4%
Universal Pegasus International, LLC	12/31/2015	Oil and Gas	15.00 (PIK 15.00	% %)	—	16,615,645	14,709,502	16,449,489

Subordinated Debt/Corporate Notes—0.3%
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—	2,250,000	2,250,000	1,961,667

Preferred Equity—0.4%(6)
SuttonPark Holdings, Inc.	—	Business Services	14.00%		—	2,000	2,000,000	1,981,948
Universal Pegasus International Holdings, Inc. (Universal Pegasus International, LLC)	—	Oil and Gas	8.00%		—	376,988	34,420,612	1,102,555

Total Preferred Equity							36,420,612	3,084,503

Common Equity—0.0%(6)
SuttonPark Holdings, Inc.	—	Business Services	—		—	100	100	—

Total Investments in Controlled, Affiliated Portfolio Companies							64,418,155	32,968,711

Total Investments—154.6%							1,091,517,885	1,078,175,553

Cash and Cash Equivalents—8.4%
Cash							2,667,511	2,667,511
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							2,446,232	2,446,232
BNY Mellon Cash Reserve							53,327,086	53,327,086

Total Cash Equivalents							58,440,829	58,440,829

Total Investments and Cash Equivalents—163.0%							$1,149,958,714	$1,136,616,382

Liabilities in Excess of Other Assets—(63.0%)								(439,110,183)
Net Assets—100.0%								$697,506,199

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, or “L” or Prime, or “P” rate.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is payable in cash and/or PIK.
(8)	Coupon is subject to a LIBOR or Prime rate floor.
(9)	Represents the purchase of a security with delayed settlement (unfunded investments). This security does not have a basis point spread above an index.
(10)	Non-U.S. company or principal place of business outside the U.S.
(11)	Investment is held through PNNT CI (Galls) Prime Investment Holdings, LLC, a consolidated subsidiary.
(12)	Investment is held through PNNT Acentia LLC, a consolidated subsidiary.
(13)	Investment is held through PNNT Transportation 100 Holdco, L.L.C., a consolidated subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2014

(Unaudited)

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. PennantPark Investment is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC. PennantPark Investment’s objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes trade on the New York Stock Exchange, or the NYSE, under the symbol “PNTA.”

We have entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. We have also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds and our controlled affiliate SuttonPark Holdings, Inc. and its subsidiaries, or SPH, under separate administration agreements. See Note 3.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as small business investment companies, or SBICs, under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

We have formed and expect to continue to form certain taxable subsidiaries, or the Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of certain portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. Actual results could differ from these estimates due to changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates and assumptions. We reclassified certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to the Accounting Standards Codification, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued.

Our Consolidated Financial Statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

We expect that there will not be readily available market values for many of our investments, which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described in this Report, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers/dealers, if available, or otherwise by a principal market maker or

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

(b) Security Transactions, Revenue Recognition, and Realized/Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments, our Credit Facility and our 2025 Notes during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs are capitalized, on liabilities which we do not fair value, and then accreted or amortized using the effective interest method as interest income or interest expense as it relates to our deferred financing costs. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be subject to taxation as a RIC. As a result, we account for income taxes using the asset liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon PennantPark Investment’s qualification and election to be subject to tax as a RIC, we do not anticipate paying any material level of federal income taxes in the future. Although we are not subject to tax on our income as a RIC, we may elect to retain a portion of our calendar year income. As a result, for both the three and nine months ended June 30, 2014, we accrued estimated taxes of less than $0.1 million. For the three and nine months ended June 30, 2013, we accrued a tax expense (benefit) of less than $0.1 million and $(0.1) million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

PennantPark Investment recognizes in its Consolidated Financial Statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. We did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25 nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2010 remain subject to examination by the Internal Revenue Service.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. We do not consolidate the Taxable Subsidiaries for income tax purposes, but we do consolidate the results of these Taxable Subsidiaries for financial reporting purposes.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is ratified by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains, but may also include qualified dividends and/or a return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Foreign Currency Translation

Our books and records are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

1.	Fair value of investment securities, other assets and liabilities – at the exchange rates prevailing at the end of the applicable period; and

2.	Purchases and sales of investment securities, income and expenses – at the exchange rates prevailing on the respective dates of such transactions.

Although net assets and fair values are presented based on the applicable foreign exchange rates described above, we do not isolate that portion of the results of operations due to changes in foreign exchange rates on investments and debt from the fluctuations arising from changes in fair values of investments and liabilities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and liabilities.

Foreign security and currency translations may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, currency fluctuations and revaluations and future adverse political, social and economic developments, which could cause investments in foreign markets to be less liquid and prices to be more volatile than those of comparable U.S. companies or U.S. government securities.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

(f) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of our SBIC Funds and our Taxable Subsidiaries in our Consolidated Financial Statements.

(g) Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2013-08, Financial Services—Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 provides an approach to assess whether a company is an investment company, clarifies the characteristics of an investment company, and provides new measurement and disclosure requirements. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited. We are currently evaluating ASU 2013-08 to determine the effect, if any, on our Consolidated Financial Statements and disclosures.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was reapproved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2014. Under the Investment Management Agreement, the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to PennantPark Investment. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us consisting of two components—a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets,” which equals our gross assets (net of U.S. Treasury Bills, temporary draws under any credit facility, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded delayed draw loans, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the three and nine months ended June 30, 2014, the Investment Adviser earned base management fees of $6.1 million and $17.9 million, respectively, from us. For the three and nine months ended June 30, 2013, the Investment Adviser earned base management fees of $5.4 million and $15.9 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains on investments, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are adjusted for any share issuances or repurchases during the relevant quarter. For the three and nine months ended June 30, 2014, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $3.7 million and $13.2 million, respectively, from us. For the three and nine months ended June 30, 2013, the Investment Adviser earned an incentive fee on net investment income as calculated under the Investment Management Agreement of $4.4 million and $12.5 million, respectively, from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20% of our realized capital gains on investments, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For each of the three and nine months ended June 30, 2014 and 2013, the Investment Adviser did not earn an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments and foreign currencies held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For each of the three and nine months ended June 30, 2014, the Investment Adviser accrued an incentive fee on unrealized and realized capital gains as calculated under GAAP of $1.7 million. For each of the three and nine months ended June 30, 2013, the Investment Adviser did not accrue an incentive fee on capital gains as calculated under GAAP.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2014. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, PennantPark Investment has agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent, technology systems, insurance and PennantPark Investment’s allocable portion of the costs of compensation and related expenses for its Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on PennantPark Investment’s behalf, managerial assistance to portfolio companies to which PennantPark Investment is required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the three and nine months ended June 30, 2014, the Investment Adviser was reimbursed $0.6 million and $2.7 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above. For the three and nine months ended June 30, 2013, the Investment Adviser was reimbursed $0.5 million and $2.5 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above.

PennantPark Investment has entered into an administration agreement with its controlled affiliate SPH. Under the administration agreement with SPH, or the SPH Administration Agreement, PennantPark Investment through the Administrator furnishes SPH with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Additionally, the Administrator performs or oversees the performance of SPH’s required administrative services, which include, among other things, maintaining financial records, preparing financial reports and filing tax returns. Payments under the SPH Administration Agreement are equal to an amount based upon SPH’s allocable portion of the Administrator’s overhead in performing its obligations under the SPH Administration Agreement, including rent and allocable portion of the cost of compensation and related expenses of our Chief Financial Officer and his staff. For the three and nine months ended June 30, 2014, PennantPark Investment was reimbursed $0.1 million and $0.4 million, respectively, for the services described above. For the three and nine months ended June 30, 2013, PennantPark Investment was reimbursed $0.1 million and $0.3 million, respectively, for the services described above.

4. INVESTMENTS

Purchases of investments, including PIK, for the three and nine months ended June 30, 2014 totaled $193.7 million and $568.4 million, respectively. For the same periods in the prior year, purchases of investments, including PIK, totaled $76.6 million and $326.8 million, respectively. Sales and repayments of investments for the three and nine months ended June 30, 2014 totaled $273.6 million and $534.4 million, respectively. For the same periods in the prior year, sales and repayments of investments totaled $117.8 million and $271.2 million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Investments and cash and cash equivalents consisted of the following:

	June 30, 2014		September 30, 2013
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$297,962,276	$310,190,839	$290,000,430	$299,516,291
Second lien	475,288,084	486,110,731	346,717,448	357,543,217
Subordinated debt / corporate notes	276,156,571	282,432,876	311,240,637	302,447,308
Preferred equity and partnership interests	35,018,951	15,807,778	65,943,244	12,830,669
Common equity and partnership interests	89,994,935	103,865,331	77,616,126	105,838,068

Total investments	1,174,420,817	1,198,407,555	1,091,517,885	1,078,175,553
Cash and cash equivalents	64,349,609	64,390,787	58,440,829	58,440,829

Total investments, cash and cash equivalents	$1,238,770,426	$1,262,798,342	$1,149,958,714	$1,136,616,382

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries as of:

Industry Classification	June 30, 2014	September 30, 2013
Consumer Products	10%	5%
Personal, Food and Miscellaneous Services	10	11
Oil and Gas	9	7
Buildings Materials	7	—
Business Services	7	8
Electronics	7	8
Printing and Publishing	5	9
Auto Sector	4	4
Buildings and Real Estate	4	—
Healthcare, Education and Childcare	4	7
Hotels, Motels, Inns and Gaming	4	5
Insurance	4	1
Media	4	—
Other Media	3	5
Retail	3	—
Chemicals, Plastics and Rubber	2	6
Communications	2	3
Distribution	2	2
Diversified Natural Resources, Precious Metals and Minerals	2	2
Environmental Services	2	2
Financial Services	2	2
Energy/Utilities	—	8
Other	3	5

Total	100%	100%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material. A review of fair value hierarchy classifications is conducted on a quarterly basis.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market-based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of senior secured loans, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. Within our fair value hierarchy table, our investments are generally categorized as first lien, second lien, subordinated

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

debt and preferred and common equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. During the nine months ended June 30, 2014, our ability to observe valuation inputs has resulted in no reclassification of assets between any levels. This compares to the nine months ended June 30, 2013, which resulted in the reclassification of one asset from Level 3 to 2 and no other transfers between levels.

In addition to using the above inputs in cash equivalents, investments, the 2025 Notes and our long-term Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value on an investment, it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio, including our long-term Credit Facility, is valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event, excluding transaction costs, is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. These non-public investments using unobservable inputs are included in Level 3 of the fair value hierarchy. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Our Level 3 valuation techniques, unobservable inputs and ranges were categorized as follows for ASC 820 purposes:

Description	Fair Value at June 30, 2014	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$379,984,051	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	650,956,240	Market Comparable	Market Yield	7.4% - 21.4% (13.1%)
Equity investments	12,912,799	Market Comparable	Broker/Dealer bid quotes	N/A
Equity investments	106,482,931	Enterprise Market Value	EBITDA multiple	3.8x - 13.0x (8.5x)

Total Level 3 investments	1,150,336,021

Long-Term Credit Facility	$257,187,292	Market Comparable	Market Yield	3.3%

Description	Fair Value at September 30, 2013	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
Debt investments	$448,842,468	Market Comparable	Broker/Dealer bid quotes	N/A
Debt investments	466,571,947	Market Comparable	Market Yield	9.5% - 21.5% (13.5%)
Equity investments	110,923,751	Enterprise Market Value	EBITDA multiple	6.0x - 15.0x (9.0x)

Total Level 3 investments	1,026,338,166

Long-Term Credit Facility	$117,500,000	Market Comparable	Market Yield	3.6%

Our cash and cash equivalents, investments, the 2025 Notes and Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value at June 30, 2014
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$1,078,734,446	$—	$47,794,155	$1,030,940,291
Equity investments	119,673,109	—	277,379	119,395,730

Total investments	1,198,407,555	—	48,071,534	1,150,336,021
Cash and cash equivalents	64,390,787	64,390,787	—	—

Total investments, cash and cash equivalents	$1,262,798,342	$64,390,787	$48,071,534	$1,150,336,021

Long-Term Credit Facility	$257,187,292	$—	$—	$257,187,292
2025 Notes	72,532,500	72,532,500	—	—

Total debt	$329,719,792	$72,532,500	$—	$257,187,292

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

		Fair Value at September 30, 2013
Description	Fair Value	Level 1	Level 2	Level 3
Debt investments	$959,506,815	$—	$44,092,400	$915,414,415
Equity investments	118,668,738	7,539,320	205,667	110,923,751

Total investments	1,078,175,553	7,539,320	44,298,067	1,026,338,166
Cash and cash equivalents	58,440,829	58,440,829	—	—

Total investments, cash and cash equivalents	$1,136,616,382	$65,980,149	$44,298,067	$1,026,338,166

Long-Term Credit Facility (excluding temporary draws of $28,000,000)	$117,500,000	$—	$—	$117,500,000
2025 Notes	68,400,000	68,400,000	—	—

Total debt	$185,900,000	$68,400,000	$—	$117,500,000

The following tables show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Nine Months Ended June 30, 2014
Description	Debt investments	Equity investments	Totals
Beginning Balance	$915,414,415	$110,923,751	$1,026,338,166
Realized gains	18,101,010	3,875,493	21,976,503
Unrealized appreciation	470,447	23,854,264	24,324,711
Purchases, PIK, net discount accretion and non-cash exchanges	554,355,726	23,424,660	577,780,386
Sales, repayments and non-cash exchanges	(457,401,305)	(42,682,440)	(500,083,745)
Transfers in and/or out of Level 3	—	—	—

Ending Balance	$1,030,940,293	$119,395,728	$1,150,336,021

Net change in unrealized appreciation reported within the net change in unrealized appreciation (depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$12,355,525	$(9,463,794)	$2,891,731

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

	Nine Months Ended June 30, 2013
Description	Debt investments	Equity investments	Totals
Beginning Balance	$848,424,071	$101,323,123	$949,747,194
Realized gains	3,757,501	3,311,652	7,069,153
Unrealized appreciation (depreciation)	34,351,022	(21,019,509)	13,331,513
Purchases, PIK, net discount accretion and non-cash exchanges	321,218,848	46,591,490	367,810,338
Sales, repayments and non-cash exchanges	(294,037,878)	(10,606,534)	(304,644,412)
Transfers in and/or out of Level 3	(12,840,000)	—	(12,840,000)

Ending Balance	$900,873,564	$119,600,222	$1,020,473,786

Net change in unrealized appreciation (depreciation) reported within the net change in unrealized appreciation (depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date.	$36,781,749	$(18,334,568)	$18,447,181

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying/Fair Value Nine Months Ended June 30,
Long–Term Credit Facility	2014	2013
Beginning Balance (cost – $117,500,000 and $109,500,000, respectively)	$117,500,000	$108,952,500
Net change in fair value	1,288,592	547,500
Borrowings(1)	591,053,100	532,800,000
Repayments(1)	(452,654,400)	(538,800,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (cost – $255,898,700 and $103,500,000, respectively)	$257,187,292	$103,500,000
Temporary draws outstanding, at cost	—	11,000,000

Ending Balance (cost – $255,898,700 and $114,500,000, respectively)	$257,187,292	$114,500,000

(1)	Excludes temporary draws.

As of June 30, 2014, we had outstanding non-USD borrowing on our Credit Facility denominated in British Pounds. Net change in fair value on these outstanding borrowings is listed below:

Foreign Currency	Local Currency	Original Borrowing Cost	Current Value	Reset Date	Net Change in Fair Value
British Pound	£27,000,000	$45,154,800	$46,207,556	July 1, 2014	$1,052,756
British Pound	7,000,000	11,743,900	11,979,736	September 11, 2014	235,836

	£34,000,000	$56,898,700	$58,187,292		$1,288,592

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our 2025 Notes. We elected to use the fair value option for the Credit Facility and the 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred non-recurring expenses of $3.9 million relating to debt issuance costs on the Credit Facility. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and 2025 Notes are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the three and nine months ended June 30, 2014, our Credit Facility and 2025 Notes had a net change in unrealized appreciation of $3.4 million and $5.4 million, respectively. For the three and nine months ended June 30, 2013, our Credit Facility and 2025 Notes had a net change in unrealized depreciation (appreciation) of $0.4 million and $(0.5) million, respectively. As of June 30, 2014 and September 30, 2013, net unrealized (appreciation) depreciation on our Credit Facility and 2025 Notes totaled $(2.6) million and $2.9 million, respectively. We use a nationally recognized independent valuation service to measure the fair value of our Credit Facility in a manner consistent with the valuation process that the board of directors uses to value our investments. Our 2025 Notes trade on the NYSE, under the ticker “PNTA” and we use the closing price on the exchange to determine their fair value.

6. TRANSACTIONS WITH AFFILIATED COMPANIES

An affiliated portfolio company is a company in which we have ownership of 5% or more of its voting securities. A non-controlled affiliate is a portfolio company in which we own at least 5% but less than 25% of its voting securities and a controlled affiliate is a portfolio company in which we own 25% or more of its voting securities. Transactions related to our funded investments with both controlled and non-controlled affiliates for the nine months ended June 30, 2014 were as follows:

Name of Investment	Fair Value at September 30, 2013	Purchases of/ Advances to Affiliates	Sale of/ Distributions from Affiliates	Income Accrued	Fair Value at June 30, 2014	Net Realized Gains (Losses)
Controlled Affiliates
Superior Digital Displays Holdings, Inc.	$—	$19,330,914	$—	$1,213,801	$18,574,163	$—
SuttonPark Holdings, Inc.	13,500,000	3,500,000	(3,500,000)	1,257,472	13,499,999	—
Universal Pegasus International, LLC	17,552,044	22,592,260	(72,539,605)	4,059,881	—	(46,895)
Non-Controlled Affiliates
DirectBuy Holdings, Inc.	17,805,936	991,130	(1,126,015)	996,312	12,757,080	—
EnviroSolutions Holdings, Inc.	21,265,345	9,196,328	—	473,990	24,563,138	—
NCP-Performance, L.P.	2,500,165	—	—	—	157,518	—
PAS International Holdings, Inc.	1,694,296	—	—	—	806,679	—
Service Champ, Inc.	33,470,058	—	—	2,703,931	33,655,320	—

Total Controlled and Non-Controlled Affiliates	$107,787,844	$55,610,632	$(77,165,620)	$10,705,387	$104,013,897	$(46,895)

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

7. CHANGE IN NET ASSETS RESULTING FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Three Months Ended June 30,		Nine Months Ended June 30,
	2014	2013	2014	2013
Numerator for net increase in net assets resulting from operations	$31,949,311	$13,785,532	$112,085,415	$69,299,053
Denominator for basic and diluted weighted average shares	66,569,036	66,450,117	66,561,520	66,340,895
Basic and diluted net increase in net assets resulting from operations per share	$0.48	$0.21	$1.68	$1.05

8. CASH AND CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter-end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out our positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of June 30, 2014 and September 30, 2013, cash and cash equivalents consisted of $64.4 million and $58.4 million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

9. FINANCIAL HIGHLIGHTS

Below are the financial highlights:

	Nine Months Ended June 30,
	2014	2013
Per Share Data:
Net asset value, beginning of period	$10.49	$10.22
Net investment income(1)	0.77	0.76
Net realized and unrealized gain(1)	0.91	0.29

Net increase in net assets resulting from operations(1)	1.68	1.05
Distributions to stockholders(1),(2)	(0.84)	(0.84)

Net asset value, end of period	$11.33	$10.43

Per share market value, end of period	$11.46	$11.05
Total return*(3)	9.30%	12.20%
Shares outstanding at end of period	66,569,036	66,450,117
Ratios** / Supplemental Data:
Ratio of operating expenses to average net assets(4)	6.90%	6.48%
Ratio of debt related expenses to average net assets(5)	3.19%	2.56%

Ratio of total expenses to average net assets	10.09%	9.04%
Ratio of net investment income to average net assets(5)	9.45%	9.70%
Net assets at end of period	$754,472,793	$693,102,657

Weighted average debt outstanding(6)	$498,062,949	$362,661,538

Weighted average debt per share(6)	$7.48	$5.47
Asset coverage per unit at end of period(7)	$3,288	$4,731
Portfolio turnover ratio	59.31%	33.72%

*	Not annualized for periods less than one year.
**	Annualized for periods less than one year.
(1)	Based on the weighted average shares outstanding for the respective periods.
(2)	Based on taxable income calculated in accordance with income tax regulations and may differ from amounts determined under GAAP.
(3)	Based on the change in market price per share during the period and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(4)	Operating expenses exclude debt related costs.
(5)	Ratios neither annualize the Credit Facility debt issuance costs nor 2025 Notes offering costs.
(6)	Includes SBA debentures outstanding.
(7)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated on our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBIC LP’s SBA debentures from our asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

10. DEBT

Our annualized weighted average cost of debt for the nine months ended June 30, 2014 and 2013, inclusive of the fee on the undrawn commitment on the Credit Facility and amortized upfront fees on SBA debentures but excluding debt issuance costs, was 3.94% and 4.15%, respectively. In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage ratio after such borrowing, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

Credit Facility

On June 25, 2014, we amended and restated our multi-currency Credit Facility to increase the amount available for borrowing from $445 million to $545 million, reduce the interest rate spread above LIBOR from 2.75% to 2.25%, reduce the undrawn commitment fee from 0.50% to 0.375% and extend the maturity date from February 21, 2016 to June 25, 2019. This multi-currency Credit Facility is with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of June 30, 2014 and September 30, 2013, there was $255.9 million and $145.5 million (including a temporary draw of $28.0 million), respectively, in outstanding borrowings under the Credit Facility, with a weighted average interest rate at the time of 2.52% and 3.33%, exclusive of the fee on undrawn commitments of 0.375% and 0.50%, respectively. The Credit Facility is a five-year revolving facility with a stated maturity date of June 25, 2019, a one-year term-out period following its fourth year and pricing set at 225 basis points over LIBOR. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

SBA Debentures

Our SBIC Funds are able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and it had SBA debentures outstanding of $150.0 million as of June 30, 2014. We have funded SBIC II with $37.5 million of equity capital and we received a commitment from the SBA to allow SBIC II to access $75.0 million in SBA debentures. SBA debentures are non-recourse to us and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations, a SBIC may individually borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $225.0 million in the aggregate.

As of June 30, 2014 and September 30, 2013, our SBIC Funds had $225.0 million and $150.0 million in debt commitments, respectively, and $150.0 million was drawn for each period.

Our fixed-rate SBA debentures as of June 30, 2014 and September 30, 2013 were as follows:

Issuance Dates	Maturity	Fixed All-In Coupon Rate	Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000

Weighted Average Rate / Total		3.70%	$150,000,000

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

JUNE 30, 2014

(Unaudited)

Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investing in certain industries, requiring capitalization thresholds and being subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). If our SBIC Funds fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable and/or limit them from making new investments. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are wholly owned by us.

2025 Notes

As of June 30, 2014 and September 30, 2013, we had $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

11. COMMITMENTS AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded investments described in the Consolidated Statement of Assets and Liabilities represent unfunded delayed draws on investments and/or revolving lines of credit, if any.

We, in the ordinary course of business, have guaranteed certain obligations of SPH. The guaranties are only triggered if there were administrative errors in acquiring assets which SPH subsequently sold or securitized. As of June 30, 2014 and September 30, 2013, our maximum guaranty was $11.3 million and $13.0 million, respectively. Based on SPH’s and industry historical loss rates we believe the risk of loss is remote, thus, we have not recorded a liability associated with the guaranties. The current guaranties will decline over time.

PRELIMINARY PROSPECTUS

$1,000,000,000

Common Stock

Preferred Stock

Warrants

Subscription Rights

Debt Securities

Units

PennantPark Investment Corporation is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended.

Our investment objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market private companies in the form of senior secured loans, mezzanine debt and equity investments. We can offer no assurances that we will achieve our investment objectives.

We are managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC provides the administrative services necessary for us to operate.

We may offer, from time to time, in one or more offerings or series, together or separately, up to $1,000,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units, which we refer to, collectively, as the “securities.” We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus. In the event we offer common stock, the offering price per share of our common stock exclusive of any underwriting commissions or discounts will not be less than the net asset value per share of our common stock at the time we make the offering except (1) in connection with a rights offering to our existing stockholders, (2) with the consent of the majority of our common stockholders and approval of our board of directors, or (3) under such circumstances as the Securities and Exchange Commission, or the SEC, may permit. See “Risk Factors” on page 8 and “Sales of Common Stock Below Net Asset Value” on page 37 of this prospectus for more information.

Our common stock has been approved for quotation on the NASDAQ Global Select Market under the symbol “PNNT.” The last reported closing price for our common stock on December 6, 2013 was $11.93 per share, and our net asset value on September 30, 2013 was $10.49 per share. Our 6.25% senior notes due 2025, or the 2025 Notes, have been approved for quotation on the New York Stock Exchange, or NYSE, under the symbol “PNTA.” The last reported closing price of the 2025 Notes on December 6, 2013 was $23.93 per $25 of par.

This prospectus and any accompanying prospectus supplement contain important information you should know before investing in our securities. Please read them before you invest in our securities and keep them for future reference. We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may also obtain such information free of charge or make stockholder inquiries by contacting us in writing at 590 Madison Avenue, New York, NY 10022, by calling us collect at (212) 905-1000 or by visiting our website at www.pennantpark.com. The information on our website is not incorporated by reference into this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any of our securities, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 8 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

Prospectus dated January 30, 2014

You should rely only on the information contained in this prospectus and any accompanying prospectus supplement when considering whether to purchase any securities offered by this prospectus. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and any accompanying prospectus supplements. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell and seeking offers to buy, securities only in jurisdictions where offers are permitted. The information contained in or incorporated by reference in this prospectus and any accompanying prospectus supplement is accurate only as of the date of this prospectus or such prospectus supplement. We will update these documents to reflect material changes only as required by law. Our business, financial condition, results of operations and prospects may have changed since then.

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ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC using the “shelf” registration process. Under the shelf registration process, we may offer from time to time up to $1,000,000,000 of our common stock, preferred stock, warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, subscription rights, debt securities, or units on the terms to be determined at the time of the offering. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The identities of such underwriters, dealers, market makers or agents, as the case may be, will be described in one or more supplements to this prospectus. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. The information contained in this prospectus is accurate only as of the date on the front of this prospectus and our business, financial condition, results of operations and prospectus may have changed since that date. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement, together with any exhibits, before you make an investment decision.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. Some of the statements in this prospectus constitute forward-looking statements, which apply to both us and our consolidated small business investment company, or SBIC, subsidiaries and relate to future events, future performance or financial condition. The forward-looking statements involve risks and uncertainties on a consolidated basis and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, if any, except where the context suggests otherwise: the terms “we,” “us,” “our” and “Company” refer to PennantPark Investment Corporation and its consolidated subsidiaries; “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC LP, and its general partner, PennantPark SBIC GP, LLC, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “PennantPark Investment Advisers” or “Investment Adviser” refers to PennantPark Investment Advisers, LLC; and “PennantPark Investment Administration” or “Administrator” refers to PennantPark Investment Administration, LLC; “SBA” refers to the Small Business Administration; “Credit Facility” refers to our multi-currency, senior secured revolving credit facility; “2025 Notes” refers to our 6.25% senior notes due 2025; “1940 Act” refers to the Investment Company Act of 1940, as amended; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code; and “BDC” refers to a business development company under the 1940 Act.

General Business of PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, or any future credit facility, the SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940

Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years and average over 25 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised approximately $1.8 billion in debt and equity capital and has invested approximately $3.0 billion in almost 300 companies with 125 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our net asset value, or NAV, oversees the preparation and filing of our tax returns, and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us. From our perspective, middle market companies have faced increasing difficulty in raising debt through the capital markets and private markets. As a result of the difficulties in the credit markets and fewer sources of capital for middle market companies, we see opportunities for improved risk-adjusted returns. Furthermore, we believe with a large pool of uninvested private equity capital seeking debt capital to complete transactions and a substantial supply of refinancing opportunities, there is an opportunity to attain appealing risk-adjusted returns with debt investments. See “Business” for more information.

Competitive Advantages

We believe that we have competitive advantages over other capital providers in middle-market companies, such as a management team with an average of over 25 years of experience, a disciplined investment approach with strong value orientation, an ability to source and evaluate transactions through our Investment Adviser’s research capability and established network and flexible transaction structuring that allows for us to invest across the capital structure coupled with a longer investment horizon with an attractive publicly traded model. See “Business” for more information.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, collateralized loan obligation, or CLO, funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available to middle-market companies since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We currently use and expect to continue to use leverage from our Credit Facility, our SBA debentures and our 2025 Notes to make investments. As a result, we may continue to be exposed to the risks associated with leverage. See “Risk Factors — Risks Relating to our Business and Structure” for more information. We believe that our capital resources provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 60% to 80% of our net assets. We cannot assure investors that our leverage will remain within that range. The amount of leverage that we employ will depend on our assessment of the market and other factors at the time of any proposed borrowing. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Liquidity and Capital Resources” for more information.

Operating and Regulatory Structure

Our investment activities are managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of us. Under our investment management agreement, or the Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.

We have also entered into an administration agreement, or the Administration Agreement, with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. See “Certain Relationships and Transactions—Administration Agreements” for more information.

As a BDC, we are required to comply with certain regulatory requirements. Also, while we are permitted to finance investments using debt, our ability to use debt is limited in certain significant respects. See “Regulation” for more information. We have elected, and intend to qualify annually, to be treated for federal income tax purposes under the Code as a RIC. See “Material U.S. Federal Income Tax Considerations” for more information.

Our wholly-owned SBIC Funds received licenses from the SBA to operate as SBICs under Section 301(c) of the 1958 Act and are regulated by the SBA. The SBA regulates, among other matters, investing activities and periodically examines our SBIC Funds’ operations. We serve as the investment adviser and administrator to our SBIC Funds. See “Regulation” for more information.

Use of Proceeds

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding obligations under our Credit Facility, to invest in new or existing portfolio companies, to capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. See “Use of Proceeds” for information regarding our outstanding borrowings as of September 30, 2013, the corresponding interest rate charged on such borrowings as of that date and the length of time that it may take us to invest any proceeds in new or existing portfolio companies.

Recent Developments

On November 21, 2013, upon the recommendations of the audit committee, the board of directors dismissed KPMG LLP, and engaged McGladrey LLP, as the Company’s independent registered public accounting firm for the year ending September 30, 2014. For further information, see Form 8-K filed on November 25, 2013.

Ratio of Earnings to Fixed Charges

For the years ended September 30, 2013, 2012, 2011, 2010 and 2009, our ratios of earnings to fixed charges were 6.0, 5.4, 1.9, 4.5 and 7.7, respectively. See “Ratio of Earnings to Fixed Charges” for more information.

Distributions on Common Stock

We intend to continue making quarterly distributions to our common stockholders. Our quarterly distributions, if any, are determined by our board of directors. See “Distributions” for more information.

Dividends on Preferred Stock

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock will be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under that Act. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from weekly to quarterly and is subject to extension. The dividend rate could be variable and determined for each dividend period. See “Risk Factors—Risks Relating to our Business and Structure” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-out” dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock rather than receiving the cash distribution. Registered stockholders must notify our transfer agent in writing if they wish to ‘opt-out’ of the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Plan of Distribution

We may offer, from time to time, up to $1 billion of our securities, on terms to be determined at the time of each such offering and set forth in a supplement to this prospectus.

Securities may be offered at prices and on terms described in one or more supplements to this prospectus. We may sell our common stock through underwriters or dealers, “at-the-market” to or through a market maker, into an existing trading market or otherwise directly to one or more purchasers or through agents or through a combination of methods of sale. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. In compliance with the guidelines of the Financial Industry Regulatory Authority, Inc., or FINRA, the compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the terms of the particular securities to be offered and the method of the offering of such securities. See “Plan of Distribution” for more information.

Our Corporate Information

Our administrative and principal executive offices are located at 590 Madison Avenue, 15th Floor, New York, NY 10022. Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes are quoted on the NYSE under the symbol “PNTA.” Our phone number is (212) 905-1000, and our internet website address is www.pennantpark.com. Information contained on our website is not incorporated by reference into this prospectus or any supplements to this prospectus, and you should not consider information contained on our website to be part of this prospectus or any supplements to this prospectus. We file periodic reports, proxy statements and other information with the SEC and make such reports available on our website free of charge as soon as reasonably practicable. You may read and copy the materials that we file with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an internet site at www.sec.gov that contains material that we file with the SEC on the EDGAR Database.

FEES AND EXPENSES

The following table will assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary from actual results. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder transaction expenses (as a percentage of offering price)
Sales load		%(1)
Offering expenses		%(2)
Total stockholder expenses		%

Estimated annual expenses (as a percentage of average net assets attributable to common shares)(3)
Management fees	3.02	%(4)
Incentive fees	2.42	%(5)
Interest on borrowed funds	2.32	%(6)
Other expenses	0.32	%(7)

Total estimated annual expenses	8.08	%(8)

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters or agents, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.
(3)	Net assets attributable to common shares equals average net assets for the three months ended September 30, 2013.
(4)	The contractual management fee is calculated at an annual rate of 2.00% of our average adjusted gross assets on September 30, 2013. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(5)	The portion of incentive fees paid with respect to net investment income is based on actual amounts incurred during the three months ended September 30, 2013 annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. As of September 30, 2013, our unrealized capital gains did not exceed our cumulative realized and unrealized capital losses. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the three months ended September 30, 2013. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(6)

As of September 30, 2013, we had $284.5 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, under the 1940 Act, and $145.5 million in borrowings outstanding under our $430.0 million Credit Facility and had $71.3 million in aggregate principal of 2025 Notes at an annual interest rate of 6.25%. As of September 30, 2013, SBIC LP had $150.0 million outstanding with a weighted average annual interest rate of 3.70%, exclusive of the 3.43% of upfront fees (4.04% inclusive of the 3.43% upfront fee). We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.

(7)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on actual other expenses for the three months ended September 30, 2013, annualized for a full year.

(8)	“Total estimated annual expenses” as a percentage of average net assets attributable to common shares, to the extent we borrow money to make investments, are higher than the total estimated annual expenses percentage would be for a company that is not leveraged. We may borrow money to leverage our net assets and increase our total assets. The SEC requires that the “total estimated annual expenses” percentage be calculated as a percentage of net assets (defined as total assets less indebtedness) rather than total assets, which include assets that have been funded with borrowed money. For a presentation and calculation of total annual expenses based on average total assets, see page 27 of this prospectus.

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in common shares, assuming (1) a 3.50% sales load (underwriting discounts and commissions) and offering expenses totaling 0.34%, (2) total net annual expenses of 5.66% of average net assets attributable to common shares as set forth in the table above (other than performance-based incentive fees) and (3) a 5% annual return.

You would pay the following expenses on a $1,000 common stock investment	1 Year	3 Years	5 Years	10 Years
Assuming a 5% annual return (assumes no return from net realized capital gains or net unrealized capital appreciation)	$93	$200	$306	$565
Assuming a 5% annual return (assumes return from only realized capital gains and thus subject to the capital gains incentive fee)	$102	$226	$346	$628

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses may be greater or less than those assumed. The table above is provided to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. If we were to earn an annual return of less than 5% on net investment income, the incentive fee under our Investment Management Agreement would not be earned or payable. If we were to earn any amount on net realized gains from our inception to date, our expenses, and returns to investors, would be higher. The example assumes that all dividends and distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Distributions” for more information.

RISK FACTORS

Before you invest in our securities, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our securities. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may have a material adverse effect on our business, financial condition and/or operating results. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, the trading price of our common stock and 2025 Notes, or any securities we may issue, may decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically and could again have a materially adverse effect on debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. capital markets have experienced periods of disruption characterized by the freezing of available credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. During these periods of disruption, general economic conditions deteriorated with material and adverse consequences for the broader financial and credit markets, and the availability of debt and equity capital for the market as a whole, and financial services firms in particular, was reduced significantly. These conditions may reoccur for a prolonged period of time or materially worsen in the future. We may in the future have difficulty accessing debt and equity capital, and a severe disruption in the global financial markets, deterioration in credit and financing conditions or uncertainty regarding U.S. government spending and deficit levels could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors in accordance with our valuation policy. As a result, volatility in the capital markets may have a material adverse effect on our valuations and our NAV, even if we hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our NAV per share and create a challenging environment in which to raise debt and equity capital. As a BDC, we are generally not able to issue additional shares of our common stock at a price less than NAV without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness is limited by the asset coverage requirements for a BDC, as defined in the 1940 Act, which we refer to as the asset coverage ratio, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Declining portfolio values negatively impact our ability to borrow additional funds under our Credit Facility because our NAV is reduced for purposes of the asset coverage requirement. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratio stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets experienced in the past had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. The debt capital that may be available to us in the future may be at a higher cost and have less favorable terms and conditions than those currently in effect. If our financing costs increase and we have no increase in interest income, then our net investment income will decrease. A prolonged inability to raise capital may require us to reduce the volume of loans we originate and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business, financial condition and results of operations.

Market developments may adversely affect our business and results of operations by reducing availability and/or triggering mandatory prepayment under our Credit Facility, the 2025 Notes and SBA debentures.

In addition to the applicable asset coverage ratio that restricts our ability to borrow under our Credit Facility, the Credit Facility and the indenture governing the 2025 Notes contain various covenants which, if not complied with, could accelerate repayment under the Credit Facility and 2025 Notes, thereby having a material adverse effect on our business, financial condition and results of operations. Our borrowings under our Credit Facility are collateralized by the assets in our investment portfolio, excluding those portfolio investments held by our SBIC Funds. The agreements governing the Credit Facility require us to comply with certain financial and operational covenants. These covenants include:

•	A requirement to retain our status as a RIC;

•	A requirement to maintain a minimum amount of stockholder’s equity; and

•	A requirement that our outstanding borrowings under the Credit Facility not exceed a certain percentage of the values of our portfolio companies.

In addition to the Credit Facility, we have issued the 2025 Notes and SBIC LP has issued SBA debentures that require us and SBIC LP to generate sufficient cash flow to make required interest payments. Further, SBIC LP must maintain a minimum capitalization that, if impaired, could materially and adversely affect our liquidity, financial condition and results of operations by accelerating repayment under the SBA debentures. Our borrowings under the SBA debentures are secured by the assets of SBIC LP.

Our continued compliance with these covenants depends on many factors, some of which are beyond our control. A material decrease in our NAV in connection with additional borrowings could result in an inability to comply with our obligation to restrict the level of indebtedness that we are able to incur in relation to the value of our assets or to maintain a minimum level of stockholders’ equity as applicable. This could have a material adverse effect on our operations, as it would reduce availability under the Credit Facility and could trigger mandatory prepayment obligations under the terms of the Credit Facility and the 2025 Notes.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at fair value, which is derived from a market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then we would carry our investments at fair value, as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments are recorded as unrealized depreciation or loss. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us.

If the fair value of our portfolio companies reflects future realized losses, this would ultimately result in reductions of our income available for distribution in future periods and could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock and 2025 Notes.

Following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company.

If the trading price of our stock or 2025 Notes fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition and results of operations.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

Our primary business exposes us to credit risk, and the quality of our portfolio has a significant impact on our earnings. Credit risk is a component of our fair valuation of our portfolio companies. Negative credit events will lead to a decrease in the fair value of our portfolio companies.

In addition, current market conditions have affected consumer confidence levels, which may harm the business of our portfolio companies and result in adverse changes in payment patterns. Increased delinquencies and default rates would negatively impact our results of operations. Deterioration in the quality of our credit portfolio could have a material adverse effect on our capital, financial condition and results of operations. If interest rates rise, some of our portfolio companies may not be able to pay the escalating interest on our loans and may default.

We make long-term loans and debt investments, which may involve a high degree of repayment risk. We invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially impact the ability of our borrowers to repay their loans, which could significantly damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on the secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a material adverse effect on our financial condition and results of operations.

We may in the future determine to fund a portion of our investments with preferred stock, which is another form of leverage and would magnify the potential for loss and the risks of investing in us.

Preferred stock, which is another form of leverage, has the same risks to our common stockholders as borrowings because the distributions on any preferred stock we issue must be cumulative. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Payment of distributions on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any distributions or other payments to our common stockholders. Also, preferred stockholders are not, typically, subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stockholders. Also, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed.

We depend on the diligence, skill and network of business contacts of the senior investment professionals of our Investment Adviser. We also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these investment professionals and any others that may be hired by PennantPark Investment Advisers. Subject to the overall supervision of our board of directors, the managers of our Investment Adviser evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of management personnel of our Investment Adviser. The departure of managers of PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objectives. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our Investment Adviser. The Investment Adviser has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not.

If our Investment Management Agreement or Administration Agreement discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We are highly dependent on information systems and systems failures could have a material adverse effect on our business, financial condition and results of operations.

Our business depends on the communications and information systems of the Investment Adviser and the Administrator. Any failure or interruption of such systems could cause delays or other problems in our activities. This, in turn, could have a material adverse effect on our business, financial condition and results of operations.

Our financial condition and results of operation depend on our ability to manage future growth effectively.

Our ability to achieve our investment objectives depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers has substantial responsibilities under our Investment Management Agreement. In order to grow, our Investment Adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of the Investment Adviser. We caution you that the principals of our Investment Adviser or Administrator may also be called upon to provide and currently do provide managerial assistance to portfolio companies and other investment vehicles, including other BDCs, which are managed by the Investment Adviser. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities compete with us to make the types of investments that we make in middle-market companies. We compete with public and private funds, including other BDCs, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objectives.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of BDCs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Investment Adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objectives. In addition, the investment philosophy and techniques used by the Investment Adviser may differ from those used by other investment companies advised by the Investment Adviser. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a BDC, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

Loss of RIC tax status would substantially reduce net assets and income available for debt service and distributions.

We have operated and continue to operate so as to maintain our election to be taxed as a RIC under Subchapter M of the Code. If we meet source of income, quarterly asset diversification, and distribution requirements, we generally will not be subject to corporate-level income taxation on income we timely distribute, or deem to distribute, to our stockholders as distributions. We would cease to qualify for such tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our stockholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Even if we qualify as a RIC, we generally will be subject to an excise tax if we do not distribute an amount at least equal to the sum of (1) 98% of our net ordinary income (for the calendar year), plus (2) 98.2% of the sum of our net realized capital gains (during each 12-month period ending on October 31). We generally will be required to pay an excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the undistributed amount.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, or OID, and payment-in-kind, or PIK, interest, which represents interest added to the loan balance and due at the end of the loan term. OID, which could be significant relative to our overall investment assets, and increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

The part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

In some cases we may recognize income before or without receiving cash representing such income. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could decline.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gains except for certain net long-term capital gains, some or all of which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a BDC, we generally are required to meet the asset coverage ratio of total assets to total senior securities, which includes all of our borrowings, exclusive of the SBA debentures pursuant to SEC exemptive relief, and any preferred stock we may issue in the future. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

We will be partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by the SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver, and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may result in a corporate-level income tax on us.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of additional senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions or through SBA debentures. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue additional debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, through the SBA debenture program or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts permissible under the asset coverage definition in the 1940 Act, exclusive of the SBA debentures pursuant to our SEC exemptive relief. Our ability to pay distributions or issue additional senior securities would be restricted if our asset coverage requirements were not met. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous, which could materially damage our business.

•	Senior Securities. As a result of issuing senior securities, we are exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the adverse effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest. Our senior securities may include conversion features that cause them to bear risks more closely associated with an investment in our common stock.

•	Additional Common Stock. Our board of directors may decide to issue common stock to finance our operations rather than issuing debt or other senior securities. As a BDC, we are generally not able to issue our common stock at a price below NAV per share without first obtaining certain approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current NAV per share of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with such rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities under the requirements of Form S-3. We may actually issue shares above or below a future NAV. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders would experience voting dilution.

•

Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future, as market conditions permit, we may securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary, contribute a pool of loans to the subsidiary and have the subsidiary issue primarily investment grade debt securities to purchasers who we would expect to be willing to accept a substantially lower interest rate than the loans earn. Even though we expect the pool of loans that we contribute to any such securitization vehicle to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require us to consolidate the securitization vehicle’s financial statements with our financial statements, any debt issued by it would be generally treated as if it were issued by us for purposes of the asset coverage ratio applicable to us. In such case, we would expect to retain all or a portion of the equity and/or subordinated notes in the securitization vehicle. Our retained equity would be exposed to any losses on the portfolio of loans before any of the debt securities would be exposed to such losses. Accordingly, if the pool of loans experienced a low level of losses due to defaults, we would earn an incremental amount of income on our retained equity but we would be exposed, up to the amount of equity we retained, to that proportion of any losses we would have experienced if we had continued to hold the loans in our portfolio. We may hold subordinated debentures in any such securitization vehicle and, if so, we would not consider such securities to be senior securities. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of a portion of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and less liquid.

•	SBA Debentures. In addition to issuing securities and using securitizations to raise capital as described above, we have issued and may in the future issue, as permitted under SBA regulations and through our wholly owned subsidiaries, SBIC LP, SBIC II and any future SBIC subsidiary, SBA debentures to generate cash for funding new investments. To issue SBA debentures, we may request commitments for debt capital from the SBA. SBIC LP is and in the future SBIC II or any future SBIC subsidiary would be exposed to any losses on its portfolio of loans, however, such debentures are non-recourse to us.

Our SBIC Funds may be unable to make distributions to us that will enable us to meet or maintain RIC status.

In order for us to continue to qualify for RIC tax treatment and to minimize corporate-level income taxes, we will be required to distribute substantially all of our consolidated net ordinary income and net capital gains, including income from our SBIC Funds. We will be partially dependent on our SBIC Funds for cash distributions to enable us to meet the RIC distribution requirements. Our SBIC Funds may be limited by SBA regulations governing SBICs from making certain distributions to us that may be necessary to maintain our status as a RIC. We may have to request a waiver of the SBA’s restrictions for our SBIC Funds to make certain distributions to maintain our RIC status. We cannot assure you that the SBA will grant such waiver and if our SBIC Funds are unable to obtain a waiver, compliance with the SBA regulations may result in corporate level income tax on us.

Our SBIC Funds are licensed by the SBA and are subject to SBA regulations.

Our wholly owned subsidiaries, SBIC LP and SBIC II, received licenses to operate as SBICs under the 1958 Act and are regulated by the SBA. The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and regulates the types of financings and prohibits investing in certain industries. Compliance with SBIC requirements may cause our SBIC Funds to invest at less competitive rates in order to qualify investments under the SBA regulations.

Further, SBA regulations require that a licensed SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant regulations. If our SBIC Funds fail to comply with applicable regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable, and/or limit them from making new investments. In addition, the SBA could revoke or suspend our SBIC Funds’ licenses for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are our wholly owned subsidiaries.

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-

driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. SBA current regulations limit the amount that our SBIC Funds may borrow to a maximum of $150 million for any one SBIC, which is up to twice its regulatory capital, and a maximum of $225 million as part of a group of SBICs under common control.

We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage.

Because we borrow funds to make investments we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the NAV attributable to our common stock than it would if we did not use debt. Our ability to pay distributions is restricted when our asset coverage ratio is not met, exclusive of the SBA debentures pursuant to SEC exemptive relief, and any amounts that we use to service our indebtedness are not available for distribution to our common stockholders.

Our current debt is governed by the terms of our 2025 Notes, Credit Facility or the SBA debentures and may in the future be governed by an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

Additionally, our subsidiary, SBIC LP, has received borrowed funds and SBIC II may in the future receive funds from the SBA through its debenture program. In connection with the filing of its initial SBA license application, PennantPark Investment received exemptive relief, in June 2011, from the SEC to permit us to exclude the debt of our SBIC Funds from our consolidated asset coverage ratio. Our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than the applicable asset coverage ratio, which while providing increased investment flexibility, would also increase our exposure to risks associated with leverage.

If we incur additional debt, it could increase the risk of investing in our shares.

We have indebtedness outstanding pursuant to our 2025 Notes, Credit Facility and SBA debentures and expect in the future to borrow additional amounts under our Credit Facility or other debt securities, subject to market availability, and, may increase the size of our Credit Facility. We cannot assure you that our leverage will remain in this range. The amount of leverage that we employ will depend upon our assessment of the market and other factors at the time of any proposed borrowing. Lenders have fixed dollar claims on our assets that are superior to the claims of our common stockholders or preferred stockholders, if any, and we have granted a security interest in our assets, excluding those of our SBIC Funds, in connection with our Credit Facility borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. Additionally, the SBA, as a lender and an administrative agent, has a superior claim over the assets of our SBIC Funds in relation to our other creditors. Any future debt issuance will increase our leverage and may be subordinate to our Credit Facility and SBA debentures. In addition, borrowings or debt issuances and SBA debentures, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets decreases, then leveraging would cause the NAV attributable to our common stock to decline more than it otherwise would have had we not utilized leverage. Similarly, any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common or preferred stock. Our ability to service any debt that we incur depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures.

As of September 30, 2013, we had outstanding borrowings of $145.5 million under our Credit Facility, $71.3 million outstanding under our 2025 Notes and $150.0 million outstanding under the SBA debentures. Our consolidated debt outstanding was $366.8 million and had a weighted average annual interest rate at the time of 4.05% exclusive of the fee on undrawn commitment on our Credit Facility of 0.50% and 3.43% of upfront fees on the SBA debentures. Accordingly, to cover the annual interest on our borrowings outstanding at September 30, 2013, at the then current rate, we would have to receive an annual yield of at least 1.39%. This example is for illustrative purposes only, and actual interest rates on our Credit Facility or any future borrowings are likely to fluctuate. The costs associated with our borrowings, including any increase in the management fee or incentive fee payable to our Investment Adviser, are and will be borne by our common stockholders.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing at September 30, 2013 of 32% of total assets (including such borrowed funds), at a weighted average rate at the time of 4.05%, and assumes hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. The table also assumes that we will maintain a constant level and weighted average rate of leverage. The amount of leverage and cost of borrowings that we use will vary from time to time. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	(10.0)%	(5.0)%	—	5.0%	10.0%

Corresponding return to common stockholders(2)	(18.7)%	(10.4)%	(2.1)%	6.2%	14.4%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We are exposed to risks associated with changes in interest rates that may affect our cost of capital and net investment income.

Since we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In the period from June 2007, when we executed our original Credit Facility, through September 2013, the applicable London Interbank Offered Rate, or LIBOR, rate decreased from 5.3% to 0.2%. In periods of rising interest rates, our cost of funds will increase, which could reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” for more information.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to our Investment Adviser with respect to Pre-Incentive Fee Net Investment Income (as defined below).

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We have and may in the future determine to fund a portion of our investments with debt securities, which would magnify the potential for loss and the risks of investing in us.

As a result of the issuance of the 2025 Notes and SBA debentures, we are exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which are ultimately borne by our common stockholders. Payment of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue additional debt securities in the future, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness are not available for the payment of distributions to our common stockholders.

Our credit ratings may not reflect all risks of an investment in our debt securities.

Our credit ratings, if any, are an assessment of our ability to pay our obligations. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of our publicly issued debt securities. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of, or trading market for, any publicly issued debt securities.

Market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness and any failure to do so could have a material adverse effect on our business.

Our Credit Facility expires in February 2016. We utilize the Credit Facility to make investments in our portfolio companies. The life of our investments typically exceeds the duration of our indebtedness under our Credit Facility. This means that we will have to extend the maturity of our Credit Facility or refinance our indebtedness under our Credit Facility in order to avoid selling investments at a time when such sales may be at prices that are disadvantageous to us, which could materially damage our business. In addition, future market conditions may affect our ability to renew or refinance our Credit Facility on terms as favorable as those in our existing Credit Facility. If we fail to extend or refinance the indebtedness outstanding under our Credit Facility by the time it becomes due and payable, the administrative agent of the Credit Facility may elect to exercise various remedies, including the sale of all or a portion of the collateral securing the Credit Facility, subject to certain restrictions, any of which could have a material adverse effect on our business, financial condition and results of operations. The illiquidity of our investments may make it difficult for us to sell such investments. If we are required to sell our investments on short-term notice, we may not receive the value that we have recorded for such investments, and this could materially affect our results of operations.

If we issue preferred stock, debt securities, convertible debt securities or units, the NAV and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock, debt securities, convertible debt or units would likely cause the NAV and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the NAV of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of our common stock than if we were not leveraged through the issuance of preferred stock, debt securities or convertible debt. This decline in NAV would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the preferred stock, debt securities, convertible debt or units or of a downgrade in the ratings of the preferred stock, debt securities, convertible debt or units or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock, debt securities, convertible debt or units. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt or any combination of these securities. Holders of preferred stock, debt securities, convertible debt or units may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition and results of operations.

We may in the future issue securities for which there is no public market and for which we expect no public market to develop.

In order to raise additional capital, we may issue debt or other securities for which no public market exists, and for which no public market is expected to develop. If we issue shares of our common stock as a component of a unit security, we would expect the common stock to separate from the other securities in such unit after a period of time or upon occurrence of an event and to trade publicly on the NASDAQ Global Select Market, which may cause volatility in our publicly traded common stock. To the extent we issue securities for which no public market exists and for which no public market develops, a purchaser of such securities may not be able to liquidate the investment without considerable delay, if at all. If a market should develop for our debt and other securities, the price may be highly volatile, and our debt and other securities may lose value.

There are significant potential conflicts of interest which could impact our investment returns.

The professionals of our Investment Adviser and Administrator may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of PennantPark Investment that currently exist or may be formed in the future. The Investment Adviser and Administrator may be engaged by such funds at any time and without the prior approval of our stockholders or our board of directors. Our board of directors monitors any potential conflict that may arise upon such a development. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser, may serve as officers and directors of our controlled affiliates and affiliated funds. In addition, we note that any affiliated investment vehicle currently formed or formed in the future and managed by the Investment Adviser or its affiliates may have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities between us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or an investment manager affiliated with the Investment Adviser. In any such case, when the Investment Adviser identifies an investment, it will be forced to choose which investment fund should make the investment. We may co-invest on a concurrent basis with any other affiliates that the Investment Adviser has or forms in the future, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We, the Investment Adviser and our affiliated funds have submitted an exemptive application to the SEC for such an order, but there can be no assurance that such order will be obtained.

In the course of our investing activities, we will pay investment advisory and incentive fees to our Investment Adviser, and will reimburse our Investment Adviser for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of the Investment Adviser has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into a license agreement, or the License Agreement, with PennantPark Investment Advisers, pursuant to which our Investment Adviser has granted us a royalty-free non-exclusive license to use the name “PennantPark.” The License Agreement will expire (i) upon expiration or termination of the Investment Management Agreement, (ii) if the Investment Adviser ceases to serve as our investment adviser, (iii) by either party upon 60 days’ written notice or (iv) by the Investment Adviser at any time in the event we assign or attempt to assign or sublicense the License Agreement or any of our rights or duties thereunder without the prior written consent of the Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

In addition, we pay PennantPark Investment Administration, an affiliate of the Investment Adviser, our allocable portion of overhead and other expenses incurred by PennantPark Investment Administration in performing its obligations under our Administration Agreement, including rent and our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. These arrangements may create conflicts of interest that our board of directors must monitor.

The trading market or market value of any publicly issued debt or convertible debt securities may be volatile.

If we publicly issue debt or convertible debt securities, they may or may not have an established trading market. We cannot assure investors that a trading market for our publicly issued debt or convertible debt securities would develop or be maintained if developed. In addition to our creditworthiness, many factors may have a material adverse effect on the trading market for, and market value of, our publicly issued debt or convertible debt securities.

These factors include the following:

•	the time remaining to the maturity of these debt securities;

•	the outstanding principal amount of debt securities with terms identical to these debt securities;

•	the supply of debt securities trading in the secondary market, if any;

•	the redemption, repayment or convertible features, if any, of these debt securities;

•	the level, direction and volatility of market interest rates; and

•	market rates of interest higher or lower than rates borne by the debt securities.

There also may be a limited number of buyers for our debt securities. This too may have a material adverse effect on the market value of the debt securities or the trading market for the debt securities. Our debt securities may include convertible features that cause them to more closely bear risks associated with an investment in our common stock.

Terms relating to redemption may have a material adverse effect on the return on any debt securities.

If we issue debt securities that are redeemable at our option, we may choose to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In addition, if the debt securities are subject to mandatory redemption, we may be required to redeem the debt securities at times when prevailing interest rates are lower than the interest rate paid on the debt securities. In this circumstance, a holder of our debt securities may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the debt securities being redeemed.

If we issue subscription rights or warrants for our common stock, your interest in us may be diluted as a result of such rights or warrants offering.

Stockholders who do not fully exercise rights or warrants issued to them in an offering of subscription rights or warrants to purchase our common stock should expect that they will, at the completion of an offering, own a smaller proportional interest in us than would otherwise be the case if they fully exercised their rights or warrants. We cannot state precisely the amount of any such dilution in share ownership because we do not know what proportion of the common stock would be purchased as a result of any such offering.

In addition, if the subscription price or warrant price is less than our NAV per share of common stock at the time of such offering, then our stockholders would experience an immediate dilution of the aggregate NAV of their shares as a result of the offering. The amount of any such decrease in NAV is not predictable because it is not known at this time what the subscription price, warrant price or NAV per share will be on the expiration date of such rights offering or what proportion of our common stock will be purchased as a result of any such offering.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. However, as a result of our irrevocable election to apply the fair value option to our Credit Facility and the 2025 Notes, future decreases of fair value of our debt will have a corresponding increase to our NAV. Further increases of fair value of our debt will have the opposite effect. Any future indebtedness that we elect the fair value option for may have similar effects on our NAV as our Credit Facility and 2025 Notes. This will tend to mitigate volatility in our earnings and NAV. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

The impact of recent financial reform legislation on us is uncertain.

In light of current conditions in the U.S. and global financial markets and the U.S. and global economy, legislators, the presidential administration and regulators have increased their focus on the regulation of the financial services industry. The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, became effective in July 2010. Although many provisions of the Dodd-Frank Act have delayed effectiveness or will not become effective until the relevant federal agencies issue new rules to implement the Dodd-Frank Act, the Dodd-Frank Act may nevertheless have a material adverse impact on the financial services industry as a whole and on our business, financial condition and results of operations. Accordingly, we cannot predict the effect the Dodd-Frank Act or implementing its regulations will have on our business, financial condition and results of operations.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business. See “Regulation” for more information.

Our board of directors may change our investment objectives, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATING TO THE ILLIQUID NATURE OF OUR PORTFOLIO ASSETS

We invest in illiquid assets, and our valuation procedures with respect to such assets may result in recording values that are materially different than the values we ultimately receive upon disposition of such assets.

All of our investments are recorded using broker or dealer quotes, or at fair value as determined in good faith by our board of directors. We expect that primarily most, if not all, of our investments (other than cash and cash equivalents) and the fair value of our Credit Facility will be classified as Level 3 under the Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, 820, Fair Value Measurement. This means that our portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer materially reduces the reliability of such information.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or proforma financial information. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses; we are instead required by the 1940 Act to specifically fair value each individual investment on a quarterly basis. We record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Likewise, we record unrealized depreciation if we believe that the underlying portfolio company has depreciated in value. As a result, there will be uncertainty as to the value of our portfolio investments.

We adjust quarterly the valuation of our portfolio to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value are recorded in the Consolidated Statement of Operations as net change in unrealized appreciation or depreciation.

At September 30, 2013, all our portfolio assets were recorded at fair value as approved in good faith by our board of directors. Our board of directors uses the services of one or more nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the value received in an actual transaction. Additionally, valuations of private securities and private companies are inherently uncertain. Our NAV could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. We typically exit our investments when the portfolio company has a liquidity event such as a sale, refinancing, or initial public offering of the company, but we are not required to do so.

The illiquidity of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly at times when the market for illiquid securities is substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Securities purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our liability maturities. Our borrowings under our Credit Facility are collateralized by the assets in our investment portfolio (excluding assets held by our SBIC Funds). A general disruption in the credit markets could result in a diminished appetite for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to lose our status as a BDC and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down our Credit Facility. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

We rely in part on our over-the-counter securities, which faced liquidity constraints under recent market conditions, to provide us with additional liquidity.

The market for other over-the-counter traded securities has weakened in the recent past as the viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in senior secured loans, mezzanine debt and selected equity investments issued by U.S. middle-market companies.

Senior Secured Loans: When we extend senior secured loans, which we define to include first lien debt, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, although this will not always be the case. We expect this security interest, if any, to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt: Our mezzanine debt investments, which we define to include second lien secured and subordinated debt, will generally be subordinated to senior secured loans and will generally be unsecured. Our second lien debt is subordinated debt that benefits from a collateral interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. This may result in an above average amount of risk and volatility or a loss of principal. These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we may not receive cash interest or principal prior to the maturity of some of our mezzanine debt investments, such investments may be of greater risk than cash paying loans.

Equity Investments: We have made and expect to continue to make select equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants to purchase equity investments from time to time. Our goal is ultimately to dispose of these equity investments and realize gains upon our disposition of such interests. However, the equity investments we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity investments, and any gains that we do realize on the disposition of any equity investments may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•	companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our Investment Adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

Under the 1940 Act we may invest up to 30% of our assets in investments that are not qualifying assets for business development companies under the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a BDC, we may not acquire any asset other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a maximum market capitalization of $250 million. Qualifying assets also include cash, cash equivalents, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our debt and equity investments do and will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investment that is not a qualifying asset and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we generally are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on investments in other investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans from us during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources and regulatory considerations. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with BDC requirements or the desire to maintain our tax status.

Because we do not generally hold controlling equity interests in our portfolio companies, we are not in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Because we do not generally have controlling equity positions in our portfolio companies, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies, including controlled equity interests, presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We have invested and intend to continue to invest primarily in privately held companies. Generally, little public information exists about these companies, and we will rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could have a material adverse impact on our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, mezzanine debt and equity investments issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to our investments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce the Investment Adviser to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our Investment Adviser is calculated based on a percentage of our return on invested capital. This may encourage our Investment Adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, our Investment Adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the Investment Adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to PennantPark Investment Advisers that relates to net investment income is computed and paid on income that has been accrued but that has not been received in cash. PennantPark Investment Advisers is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to PennantPark Investment Advisers with respect to investments in the securities and instruments of other investment companies under our Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay our Investment Adviser incentive compensation even if we incur a loss.

Our Investment Adviser is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, net operating losses and certain other items) above a threshold return for that quarter. Our Pre-Incentive Fee Net Investment Income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our Consolidated Statement of Operations for that quarter. Thus, we may be required to pay our Investment Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of companies located outside of the United States. Investments in securities located outside of the United States would not be qualifying assets under Section 55(a) of the 1940 Act. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or, to the extent permitted by the 1940 Act and applicable commodities laws, use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations. Our ability to engage in hedging transactions may also be adversely affected by recent rules adopted by the Commodity Futures Trading Commission.

Any investments in distressed debt may not produce income and may require us to bear large expenses in order to protect and recover our investment.

Distressed debt investments may not produce income and may require us to bear certain additional expenses in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income for our stockholders may be diminished. We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest will eventually be satisfied (e.g., through liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt we hold, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. If we participate in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities.

RISKS RELATING TO AN INVESTMENT IN OUR COMMON STOCK

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock. If we receive such approval from stockholders in the future, we may again issue shares of our common stock at a price below the then current NAV per share of common stock. Any such issuance could materially dilute your interest in our common stock and reduce our NAV per share.

We may again obtain the approval of our stockholders to issue shares of our common stock at prices below the then current NAV per share of our common stock in one or more offerings for a twelve-month period. Such approval has allowed, and may again allow, us to access the capital markets in a way that we typically are unable to do as a result of restrictions that, absent stockholder approval, apply to BDCs under the 1940 Act.

Any sale or other issuance of shares of our common stock at a price below NAV per share has resulted and will continue to result in an immediate dilution to your interest in our common stock and a reduction of our NAV value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our NAV per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our NAV per share of any such issuance at this time. We caution you that such effects may be material, and we undertake to describe all the material risks and dilutive effects of any offering that we make at a price below our then current NAV in the future in a prospectus supplement issued in connection with any such offering.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage ratio applicable to us as a BDC, we may be limited in our ability to make distributions. Further, if more stockholders opt to receive cash distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objectives may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

We may allocate the net proceeds from an offering of securities in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of any offering of our securities and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at discounts from NAV or at premiums that are unsustainable over the long term.

Shares of BDCs may trade at a market price that is less than the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $11.28 and $10.61 as of September 30, 2013 and 2012, respectively. Our NAV per share was $10.49 and $10.22 as of September 30, 2013 and 2012, respectively. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below NAV in the future.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs, BDCs or SBICs;

•	any loss of our BDC or RIC status or any loss of our subsidiaries’ SBIC licenses;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our Investment Adviser to employ additional experienced investment professionals or the departure of any of the Investment Adviser’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors;

•	conversion features of subscription rights, warrants or convertible debt; and

•	loss of a major funding source.

Since our initial listing on the NASDAQ Global Select Market, our shares of common stock have traded at a wide range of prices. We can offer no assurance that our shares of common stock will not display similar volatility in future periods.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less or use the net proceeds from such offerings to reduce then-outstanding obligations under our Credit Facility. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

The SBA also limits an SBIC’s choices to invest idle funds to the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the U.S. government, which mature within 15 months from the date of the investment;

•	repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to a withdrawal restriction of one year or less.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

You may have current tax liabilities on distributions you reinvest in our common stock.

Under the dividend reinvestment plan, if you own shares of our common stock registered in your own name, you will have all cash distributions automatically reinvested in additional shares of our common stock unless you opt out of the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution. If you have not “opted out” of the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources—Distributions” for more information.

There is a risk that our common stockholders may receive our stock as distributions in which case they may be required to pay taxes in excess of the cash they receive.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the distributions declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes Oxley Act, and other rules implemented by the SEC and the listing standards of the NASDAQ Stock Market LLC and the NYSE.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer.

In addition, our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from such act, it may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer. Our bylaws require us to consult with the SEC staff before we repeal such exemption. Also, our charter provides for classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorize our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue.

These anti-takeover provisions may inhibit a change of control in circumstances that could give our stockholders the opportunity to realize a premium over the market price for our common stock.

RISKS RELATING TO AN INVESTMENT IN OUR DEBT SECURITIES

The 2025 Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

The 2025 Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the 2025 Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the 2025 Notes. As of September 30, 2013, we had $145.5 million outstanding under the Credit Facility. The Credit Facility is secured by substantially all of the assets in our portfolio (other than assets held by our SBIC Funds), and the indebtedness under the Credit Facility is therefore effectively senior in right of payment to the 2025 Notes to the extent of the value of such assets.

The 2025 Notes are structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

The 2025 Notes are obligations exclusively of PennantPark Investment Corporation and not of any of our subsidiaries. None of our subsidiaries are or act as guarantors of the 2025 Notes and the 2025 Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. Our secured indebtedness with respect to the SBA debentures is held through our SBIC Funds. The assets of any such subsidiaries are not directly available to satisfy the claims of our creditors, including holders of the 2025 Notes.

Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors (including holders of preferred stock, if any, of our subsidiaries) will have priority over our equity interests in such subsidiaries (and therefore the claims of our creditors, including holders of the 2025 Notes) with respect to the assets of such subsidiaries. Even if we are recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the 2025 Notes are structurally subordinated to all indebtedness and other liabilities (including trade payables) of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. As of September 30, 2013, SBIC LP had $150.0 million of SBA debentures outstanding. All of such indebtedness is structurally senior to the 2025 Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the 2025 Notes.

The indenture under which the 2025 Notes were issued contains limited protection for holders of the 2025 Notes.

The indenture under which the 2025 Notes were issued offers limited protection to holders of the 2025 Notes. The terms of the indenture and the 2025 Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on investment in the 2025 Notes. In particular, the terms of the indenture and the 2025 Notes do not place any restrictions on our or our subsidiaries’ ability to:

•	issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the 2025 Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the 2025 Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore would rank structurally senior to the 2025 Notes and (4) securities, indebtedness or other obligations issued or incurred by our subsidiaries that would be senior in right of payment to our equity interests in our subsidiaries and therefore would rank structurally senior in right of payment to the 2025 Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions;

•	pay distributions on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the 2025 Notes;

•	sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•	enter into transactions with affiliates;

•	create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•	make investments; or

•	create restrictions on the payment of distributions or other amounts to us from our subsidiaries.

In addition, the indenture does not require us to offer to purchase the 2025 Notes in connection with a change of control or any other event.

Furthermore, the terms of the indenture and the 2025 Notes do not protect holders of the 2025 Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity, except as required under the 1940 Act.

Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the 2025 Notes may have important consequences for a holder of the 2025 Notes, including making it more difficult for us to satisfy our obligations with respect to the 2025 Notes or negatively affecting the trading value of the 2025 Notes.

Certain of our current debt instruments include more protections for their holders than the indenture and the 2025 Notes. In addition, other debt we issue or incur in the future could contain more protections for its holders than the indenture and the 2025 Notes, including additional covenants and events of default. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the 2025 Notes.

An active trading market for the 2025 Notes may not develop, which could limit the market price of the 2025 Notes or the ability of holders of the 2025 Notes to sell them. If a rating agency assigns the 2025 Notes a non-investment grade rating, the 2025 Notes may be subject to greater price volatility than similar securities without such a rating.

We have listed the 2025 Notes on the NYSE. However, we cannot provide any assurances that an active trading market will develop for the 2025 Notes or that holders of the 2025 Notes will be able to sell their 2025 Notes. The 2025 Notes may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. If a rating agency assigns the 2025 Notes a non-investment grade rating, the 2025 Notes may be subject to greater price volatility than securities of similar maturity without such a non-investment grade rating. The underwriters may discontinue any market-making in the 2025 Notes at any time at their sole discretion. Accordingly, we cannot assure holders of the 2025 Notes that a liquid trading market will develop for the 2025 Notes, that they will be able to sell their 2025 Notes at a particular time or that the price holders receive upon such sale will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the 2025 Notes may be harmed. Accordingly, holders of the 2025 Notes may be required to bear the financial risk of an investment in the 2025 Notes for an indefinite period of time.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the 2025 Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under a law (commonly known as “FATCA”) that was enacted in 2010. This tax may apply to certain payments of interest as well as payments made upon maturity, redemption, or sale of the 2025 Notes, unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. Holders of the 2025 Notes should consult their own tax advisors regarding FATCA and how it may affect their investment in the 2025 Notes.

FORWARD-LOOKING STATEMENTS

This prospectus contains statements that constitute forward-looking statements, which relate to us and our consolidated subsidiaries regarding future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our Company, our industry, our beliefs and our assumptions. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the impact of a protracted decline in the liquidity of credit markets on our business;

•	the impact of investments that we expect to make;

•	the impact of fluctuations in interest rates on our business and our portfolio companies;

•	our contractual arrangements and relationships with third parties;

•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies;

•	the ability of our Investment Adviser to locate suitable investments for us and to monitor and administer our investments; and

•	the impact of future legislation and regulation on our business and our portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends,” “seeks,” “plans,” “estimates” and similar expressions to identify forward-looking statements. You should not place undue influence on the forward looking statements as our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements in this prospectus, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through a supplemental prospectus that we in the future may file with SEC including annual and quarterly reports on Form 10-K/Q and current reports on Form 8-K.

You should understand that, under Sections 27A(b)(2)(B) of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, do not apply to forward-looking statements made in connection with any offering of securities pursuant to this prospectus or in periodic reports we file under the Exchange Act.

USE OF PROCEEDS

We may use the net proceeds from selling securities pursuant to this prospectus to reduce our then-outstanding obligations under our Credit Facility, to invest in new or existing portfolio companies, to form and capitalize a subsidiary or for other general corporate or strategic purposes. Any supplements to this prospectus relating to an offering may more fully identify the use of the proceeds from such offering.

As of September 30, 2013, we had $284.5 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, as set forth in the 1940 Act, and $145.5 million (including a temporary draw of $28.0 million) in borrowings outstanding under our $430.0 million Credit Facility. Borrowings under our Credit Facility bear interest at an annual rate equal to LIBOR plus 275 basis points per annum. At September 30, 2013, the weighted average interest rate on the Credit Facility was 3.33%. The Credit Facility is a revolving facility with a stated maturity date of February 21, 2016 and is secured by substantially all of the assets in our investment portfolio, excluding assets of our SBIC Funds. Amounts repaid under our Credit Facility remain available for future borrowings. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” for more information.

We may invest the proceeds from an offering of securities in new or existing portfolio companies, and such investments may take up to a year from the closing of such offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we may use the net proceeds from our offering to reduce then-outstanding obligations under our Credit Facility, which may dilute our NAV per share, or to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to earn yields on such investments, if any, that are lower than the interest income that we anticipate receiving in respect of investments in non-temporary investments. As a result, any distributions we make during this investment period may be lower than the distributions that we would expect to pay when such proceeds are fully invested in non-temporary investments. See “Regulation—Temporary Investments” for more information.

SELECTED FINANCIAL DATA

We have derived the financial information below from our audited and unaudited financial data and, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) that are necessary to present fairly the results of such years. The Consolidated Statement of Operations data, Per share data and Consolidated Statement of Assets and Liabilities data for the prior five fiscal years are derived from our Consolidated Financial Statements which have been audited by KPMG LLP, an independent registered public accounting firm for those periods. These selected financial data should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

	For the years ended September 30,
	2013	2012	2011	2010	2009
(Dollar amounts in thousands, except per share data)
Consolidated Statement of Operations data:
Total investment income	$129,187	$113,392	$91,738	$60,140	$45,119
Total expenses	62,189	56,323	39,093	28,065	22,400
Net investment income	66,998	57,069	52,645	32,075	22,719
Net realized and unrealized gain (loss)	24,780	6,284	(42,382)	(15,539)	13,083
Net increase in net assets resulting from operations	91,778	63,353	10,263	16,535	35,802

Per share data:
Net asset value (at year end)	10.49	10.22	10.13	10.69	11.85
Net investment income(1)	1.01	1.08	1.25	1.09	1.08
Net realized and unrealized gain (loss)(1)	0.38	0.12	(1.01)	(0.53)	0.62
Net increase in net assets resulting from operations(1)	1.39	1.20	0.24	0.56	1.70
Distributions declared(1),(2)	1.12	1.13	1.10	1.09	0.96

Consolidated Statement of Assets and Liabilities data:
Total assets	1,153,327	1,018,968	928,738	711,494	512,381
Total investment portfolio	1,078,176	990,480	827,549	664,724	469,760
Borrowings outstanding(3)	363,900	294,452	388,792	233,641	175,475
Total NAV	697,506	669,717	462,657	386,575	300,580

Other data:
Total return(4)	17.37%	28.71%	(7.37)%	44.79%	30.39%
Number of portfolio companies (at year end)(5)	61	54	48	43	42
Yield on debt portfolio (at year end)(5)	13.0%	13.2%	13.3%	12.7%	11.4%

(1)	Based on the weighted average shares outstanding for the respective years.
(2)	Based on taxable income calculated in accordance with income tax regulations, which may differ from amounts determined under GAAP.
(3)	At fair value.
(4)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(5)	Unaudited.

Selected Quarterly Data (Unaudited)

(dollar amounts in thousands, except per share data)

	2013
	Q4	Q3	Q2	Q1
Total investment income	$31,447	$33,725	$31,057	$32,958
Net investment income	$17,099	$17,655	$14,063	$18,181
Net realized and unrealized gain (loss)	$5,379	$(3,869)	$12,910	$10,360
Net increase in net assets resulting from operations	$22,479	$13,786	$26,972	$28,541
Net increase in net assets resulting from operations per common share	$0.33	$0.21	$0.41	$0.44
Net asset value per share at the end of the quarter	$10.49	$10.43	$10.50	$10.38
Market value per share at the end of the quarter	$11.28	$11.05	$11.30	$11.00

	2012
	Q4	Q3	Q2	Q1
Total investment income	$30,806	$29,385	$26,362	$26,839
Net investment income	$16,742	$15,571	$9,759	$14,997
Net realized and unrealized gain (loss)	$948	$(12,151)	$16,638	$849
Net increase in net assets resulting from operations	$17,690	$3,420	$26,397	$15,846
Net increase in net assets resulting from operations per common share	$0.31	$0.06	$0.50	$0.34
Net asset value per share at the end of the quarter	$10.22	$10.16	$10.38	$10.19
Market value per share at the end of the quarter	$10.61	$10.35	$10.40	$10.09

	2011
	Q4	Q3	Q2	Q1
Total investment income	$26,139	$22,908	$22,712	$19,979
Net investment income	$15,095	$13,220	$13,159	$11,171
Net realized and unrealized (loss) gain	$(46,260)	$(10,901)	$428	$14,351
Net (decrease) increase in net assets resulting from operations	$(31,165)	$2,319	$13,587	$25,522
Net (decrease) increase in net assets resulting from operations per common share	$(0.68)	$0.05	$0.33	$0.71
Net asset value per share at the end of the quarter	$10.13	$11.08	$11.30	$11.14
Market value per share at the end of the quarter	$8.92	$11.21	$11.92	$12.25

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the selected financial data and our consolidated financial statements and notes thereto appearing elsewhere in this prospectus.

Overview

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation, a Maryland corporation organized in January 2007, is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually, as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

Our investment activities are managed by the Investment Adviser. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual base management fee based on our average adjusted gross assets as well as an incentive fee based on our investment performance. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements. Our SBIC Funds investment management agreements do not affect the management and incentive fees on a consolidated basis. We have also entered into an Administration Agreement with the Administrator. Under our Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements with us. Our board of directors, a majority of whom are independent of us, supervises our activities, and the Investment Adviser manages our day-to-day activities.

Revenues

We generate revenue in the form of interest income on the debt securities we hold and capital gains and distributions, if any, on investment securities that we may acquire in portfolio companies. Our debt investments, whether in the form of senior secured loans or mezzanine debt, typically have terms of three to ten years and bear interest at a fixed or a floating rate. Interest on debt securities is generally payable quarterly or semiannually. In some cases, some of our investments provide for deferred interest payments and PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally becomes due at the maturity date. In addition, we may generate revenue in the form of amendment, commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID, and market discount or premium are capitalized, and we accrete or amortize such amounts as income. We record prepayment penalties on loans and debt securities as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses include the payment of Management Fees (as defined below) to our Investment Adviser, our allocable portion of overhead under our Administration Agreement and other operating costs as detailed below. Our management fee compensates our Investment Adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we pay interest expense on the outstanding debt and unused commitment fees under our various debt facilities. We bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	the cost of calculating our NAV, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complimentary businesses;

•	expenses incurred by the Investment Adviser in performing due diligence and reviews of investments;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers, errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act, the 1958 Act and applicable federal and state securities laws; and

•	all other expenses incurred by either the Administrator or us in connection with administering our business, including payments under our Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

During periods of asset growth, we expect our general and administrative expenses to be relatively stable or to decline as a percentage of total assets and increase during periods of asset declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

The SEC requires that estimated “Total Annual Expenses” be calculated as a percentage of net assets in the chart on page 6 of this prospectus rather than as a percentage of total assets. Total assets include assets that have been funded with borrowed money (leverage). For reference, the chart below illustrates our estimated “Total Annual Expenses” as a percentage of total assets:

Estimated Annual Expenses (as a Percentage of Average Total Assets)(1)

Base management fees	2.00	%(2)
Incentive fees	1.60	%(3)
Interest payments on borrowed funds	1.53	%(4)
Other expenses	0.21	%(5)

Total annual expenses	5.34	%(6)

(1)	Average total assets equals average adjusted gross assets for the three months ended September 30, 2013.
(2)	The contractual management fee is calculated at an annual rate of 2.00% of our average adjusted gross assets. See “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(3)	The portion of incentive fees paid with respect to net investment income is based on actual amounts incurred during the three months ended September 30, 2013, annualized for a full year. Such incentive fees are based on performance, vary from period to period and are not paid unless our performance exceeds specified thresholds. Incentive fees in respect of net investment income do not include incentive fees in respect of net capital gains. The portion of our incentive fee paid in respect of net capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. As of September 30, 2013, our unrealized capital gains did not exceed our cumulative realized and unrealized capital losses. As we cannot predict our future net investment income or capital gains, the incentive fee paid in future years, if any, may be substantially different than the fee earned during the three months ended September 30, 2013. For more detailed information about the incentive fee, please see “Certain Relationships and Transactions—Investment Management Agreement” for more information.
(4)

As of September 30, 2013, we had $284.5 million of unused borrowing capacity, subject to maintenance of the applicable total assets to debt ratio, which is defined in the 1940 Act, and $145.5 million in borrowings outstanding under our $430 million Credit Facility and had $71.3 million in aggregate principal of 2025 Notes at an annual interest rate of 6.25%. As of September 30, 2013, SBIC LP had $150.0 million outstanding with a weighted average interest rate of 3.70%, exclusive of the 3.43% of upfront fees (4.04% inclusive of the 3.43% upfront fee). We may use proceeds of an offering of securities under this registration statement to repay outstanding obligations under our Credit Facility. After completing any such offering, we may continue to borrow under our Credit Facility to finance our investment objectives. We have estimated the annual interest expense on borrowed funds and caution you that our actual interest expense will depend on prevailing interest rates and our rate of borrowing, which may be substantially higher than the estimate provided in this table. See “Risk Factors—Risks Relating to our Business and Structure—We currently use borrowed funds to make investments and are exposed to the typical risks associated with leverage” for more information.
(5)	“Other expenses” includes our general and administrative expenses, professional fees, directors’ fees, insurance costs, expenses of our dividend reinvestment plan and the expenses of the Investment Adviser reimbursable under our Investment Management Agreement and of the Administrator reimbursable under our Administration Agreement. Such expenses are based on actual other expenses for the three months ended September 30, 2013, annualized for a full year.
(6)	The table above is intended to assist you in understanding the various costs and expenses that an investor in shares of our common stock will bear as a percentage of our average gross assets as of September 30, 2013. However, we caution you that these percentages are estimates and may vary with changes in the market value of our investments, the amount of equity capital raised and used to invest in portfolio companies and changes in the level of expenses as a percentage of our gross assets. We may borrow money to leverage our net assets and increase our total assets and such leverage will affect both the total annual expenses and gross assets used in deriving the ratios in the above table. Thus, any differences in the estimated expenses and the corresponding level of average asset balances will affect the estimated percentages and those differences could be material.

PORTFOLIO AND INVESTMENT ACTIVITY

As of September 30, 2013, our portfolio totaled $1,078.2 million and consisted of $299.5 million of senior secured loans, $357.5 million of second lien secured debt, $302.5 million of subordinated debt and $118.7 million of preferred and common equity investments. Our debt portfolio consisted of 52% fixed-rate and 48% variable-rate investments (including 44% with a LIBOR or prime floor). Our overall portfolio consisted of 61 companies with an average investment size of $17.7 million, had a weighted average yield on debt investments of 13.0% and was invested 28% in senior secured loans, 33% in second lien secured debt, 28% in subordinated debt and 11% in preferred and common equity investments.

As of September 30, 2012, our portfolio totaled $990.5 million and consisted of $291.7 million of senior secured loans, $191.3 million of second lien secured debt, $400.7 million of subordinated debt and $106.8 million of preferred and common equity investments. Our debt portfolio consisted of 69% fixed-rate and 31% variable-rate investments (including 26% with a LIBOR or prime floor). As of September 30, 2012, we had one non-accrual debt investment, representing 3.2% and 1.1% of our overall portfolio on a cost and fair value basis, respectively. Our overall portfolio consisted of 54 companies with an average investment size of $18.3 million, had a weighted average yield on debt investments of 13.2% and was invested 30% in senior secured loans, 19% in second lien secured debt, 40% in subordinated debt and 11% in preferred and common equity investments.

For the fiscal year ended September 30, 2013, we purchased $504.4 million of investments in 14 new and 26 existing portfolio companies with a weighted average yield of 12.7% on debt investments. This compares to purchasing $328.3 million in 13 new and 17 existing portfolio companies with an overall weighted average yield of 13.3% on debt investments, and purchasing $479.7 million in 17 new and 11 existing portfolio companies with an overall weighted average yield of 13.7% on debt investments for the fiscal years ended September 30, 2012 and 2011, respectively.

For the fiscal year ended September 30, 2013, sales and repayments generated proceeds of $437.1 million. For the fiscal years ended September 30, 2012 and 2011, sales and repayments generated proceeds of $201.7 million and $304.0 million, respectively.

CRITICAL ACCOUNTING POLICIES

The discussion of our financial condition and results of operations are based upon our Consolidated Financial Statements, which have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The preparation of these Consolidated Financial Statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses during the reporting period. Actual results could differ from these estimates. We may reclassify certain prior period amounts to conform to the current period presentation. We have eliminated all intercompany balances and transactions. References to ASC serve as a single source of literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. Changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we describe our critical accounting policies in the notes to our Consolidated Financial Statements.

Valuation of Portfolio Investments

Our investments generally consist of illiquid securities, including debt and equity investments. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two brokers or dealers, if available, or otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We expect that there may not be readily available market values for many of our investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy described below and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may differ from our valuation and the difference could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the independent valuation firms and the audit committee.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and our Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

In addition to using the above inputs in cash equivalents, investments, the 2025 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our 2025 Notes. We elected to use the fair value option for the Credit Facility and the 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred $2.8 million, $5.4 million and zero debt issuance costs during the fiscal years ended September 30, 2013, 2012 and 2011, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and 2025 Notes are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or liabilities, including the SBA debentures. For the fiscal years ended September 30, 2013 and 2012, our Credit Facility and 2025 Notes had a net change in unrealized depreciation (appreciation) of $2.3 million and $(1.6) million, respectively. As of September 30, 2013 and 2012, net unrealized depreciation on our Credit Facility and 2025 Notes totaled $2.8 million and $0.5 million, respectively. We use a nationally recognized independent valuation service to fair value our Credit Facility in a manner consistent with the valuation process that the board of directors approves to value investments. Our 2025 Notes trade on the NYSE and we use the closing price on the exchange to determine their fair value.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We do not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loan origination fees, OID, market discount or premium and deferred financing costs are capitalized and we then accrete or amortize such amounts as interest income or expense, as applicable, using the effective interest method. We record contractual prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest or PIK

We have investments in our portfolio which contain a PIK interest provision. PIK interest is added to the principal balance of the investment and is recorded as income. For us to maintain our status as a RIC, substantially all of this income must be paid out to stockholders in the form of distributions, even though we have not collected any cash with respect to PIK securities.

Federal Income Taxes

We have elected to be taxed, and intend to qualify annually to maintain our election to be taxed, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements. We also must annually distribute at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of the sum of our net capital gains income (i.e. the excess, if any, of our capital gains over capital losses) for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus net capital gain income for preceding years that were not distributed during such years. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or net ordinary income to provide us with additional liquidity.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future.

RESULTS OF OPERATIONS

Set forth below are our results of operations for the fiscal years ended September 30, 2013, 2012 and 2011.

Investment Income

Investment income for the fiscal year ended September 30, 2013 was $129.2 million and was attributable to $38.9 million from senior secured loan investments, $31.9 million from second lien secured debt investments, $55.1 million from subordinated debt investments and $3.3 million from preferred and common equity. The increase in investment income over the prior year was due to the growth of our portfolio which was driven by reinvesting proceeds from the rotation in our portfolio and the investment of the proceeds from our equity and debt offerings.

Investment income for the fiscal year ended September 30, 2012 was $113.4 million and was primarily attributable to $42.8 million from senior secured loan investments, $21.2 million from second lien secured debt investments, and $49.4 million from subordinated debt investments. The increase in investment income over the prior year was due to the growth of our portfolio which was also driven by the investment of the proceeds from our equity offerings.

Investment income for the fiscal year ended September 30, 2011 was $91.7 million and was primarily attributable to $37.1 million from senior secured loan investments, $15.2 million from second lien secured debt investments, and $38.8 million from subordinated debt investments. The increase in investment income over the prior year was due to the growth of our portfolio which was also driven by investment of the proceeds from our equity offering and rotation out of lower yielding assets.

Expenses

Expenses for the fiscal year ended September 30, 2013 totaled $62.2 million. Base management fees for the same period totaled $21.3 million, incentive fees totaled $16.8 million, debt related interest and expenses totaled $18.1 million (including $2.8 million associated with the 2025 Notes and expanding our Credit Facility) and general and administrative expenses totaled $6.0 million. The increase in expenses over the prior year was primarily due to increased borrowing costs and the growth of our portfolio.

Expenses for the fiscal year ended September 30, 2012 totaled $56.3 million. Base management fees for the same period totaled $17.5 million, incentive fees totaled $14.2 million, Credit Facility and SBA debentures related expenses totaled $17.1 million (including $5.4 million of upfront fees associated with amending and extending our Credit Facility), general and administrative expenses totaled $7.2 million and an excise tax of $0.3 million was incurred. The increase in expenses over the prior year was primarily due to the upfront costs of amending our Credit Facility, increased borrowing costs and the growth of our portfolio.

Expenses for the fiscal year ended September 30, 2011 totaled $39.1 million. Base management fees for the same period totaled $14.9 million, incentive fees totaled $13.2 million, Credit Facility and SBA debentures related expenses totaled $5.3 million, general and administrative expenses totaled $5.5 million and an excise tax of $0.2 million was incurred. The increase in expenses over the prior year was the result of the growth of our portfolio as well as increased borrowing costs.

Net Investment Income

Net investment income totaled $67.0 million or $1.01 per share, $57.1 million or $1.08 per share and $52.6 million or $1.25 per share for the fiscal years ended September 30, 2013, 2012 and 2011, respectively. The increase in net investment income was the result of the growth of our portfolio, while the per share net investment income decrease was the result of share issuances.

Net Realized Gains or Losses

Sales and repayments of investments for the fiscal years ended September 30, 2013, 2012 and 2011 totaled $437.1 million, $201.7 million and $304.0 million, respectively, and net realized gains (losses) totaled $17.7 million, $(12.8) million and $16.3 million, respectively. Net realized gains increased over the prior year primarily due to sales, restructurings and repayments of our investments.

Net Change in Unrealized Appreciation or Depreciation on Investments, Credit Facility and 2025 Notes

Net change in unrealized (depreciation) appreciation on investments totaled $4.8 million, $20.6 million and $(46.8) million for the fiscal years ended September 30, 2013, 2012 and 2011, respectively. Net change in unrealized (appreciation) depreciation on our Credit Facility and 2025 Notes totaled $2.3 million, $(1.6) million and $(11.9) million for the same periods, respectively. The decrease in net unrealized change in appreciation on investments from the fiscal year ended September 30, 2011 to the fiscal year ended September 30, 2013 was due to the overall variations in the leveraged finance markets. The increase in net unrealized change in depreciation (appreciation) on our Credit Facility and 2025 Notes was the result of the fluctuating interest rate environment.

Net Increase in Net Assets Resulting From Operations

Net increase in net assets resulting from operations totaled $91.8 million or $1.39 per share, $63.4 million or $1.20 per share, and $10.3 million or $0.24 per share for the fiscal years ended September 30, 2013, 2012 and 2011, respectively. The net increase in net assets from operations was higher than in prior years primarily due to realized gains and continued growth in net investment income.

LIQUIDITY AND CAPITAL RESOURCES

Our liquidity and capital resources are derived primarily from proceeds of securities offerings, debt capital and cash flows from operations, including investment sales and repayments, and income earned. Our primary use of funds from operations includes investments in portfolio companies and payments of fees and other operating expenses we incur. We have used, and expect to continue to use, our debt capital and proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

We have a $430 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of September 30, 2013 and 2012, there was $145.5 million (including a temporary draw of $28.0 million) and $145.0 million (including a temporary draw of $35.5 million), respectively, in outstanding borrowings under the Credit Facility, with a weighted average interest rate at the time of 3.33% and 3.49%, exclusive of the fee on undrawn commitments of 0.50%. The Credit Facility is a four-year revolving facility with a stated maturity date of February 2016, and a one-year term-out period following its third year. Borrowings under the Credit Facility bear interest at 275 basis points over LIBOR. As of September 30, 2013 and 2012, we had $284.5 million and $235.0 million of unused borrowing capacity, respectively, subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. The Credit Facility is secured by substantially all of our assets excluding assets held by our SBIC Funds.

The Credit Facility contains customary affirmative and restrictive covenants, including maintenance of a minimum stockholders’ equity of the sum of (a) $220.0 million plus (b) 25% of the net proceeds from the sale of equity interests in us and our subsidiaries after the closing date of the Credit Facility and maintenance of a ratio of total assets (less total liabilities other than indebtedness) to total indebtedness of not less than 2.0:1.0 (before any exemptive relief granted by the SEC with respect to the indebtedness of our SBIC subsidiaries). In addition to the asset coverage ratio described in the preceding sentence, borrowings under our Credit Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates to different types of assets in the Company’s portfolio. For a complete list of covenants contained in the Credit Facility, see our Form 8-K filed on February 22, 2012 and the Credit Facility agreement filed as an exhibit to our Form 10-Q filed on May 2, 2012. As of September 30, 2013, we were in compliance with the terms of our Credit Facility.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes, after exercise of the over-allotment option, for net proceeds of $68.8 million after underwriting discounts and offering costs. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Our 2025 Notes trade on the NYSE under the symbol “PNTA.”

We may raise additional equity or debt capital through both registered offerings off our shelf registration statement and private offerings of securities, by securitizing a portion of our investments or borrowing from the SBA, among other sources. Any future additional debt capital we incur, to the extent it is available, may be issued at a higher cost and on less favorable terms and conditions than our current Credit Facility or 2025 Notes. Furthermore, our Credit Facility availability depends on various covenants and restrictions. The primary use of existing funds and any funds raised in the future is expected to be for repayment of indebtedness, investments in portfolio companies, cash distributions to our stockholders or for other general corporate or strategic purposes.

For the fiscal year ended September 30, 2013 we sold 0.7 million shares of common stock pursuant to the underwriters’ exercise of the overallotment option, resulting in net proceeds of $7.3 million. This compares to selling 19.4 million shares of our common stock resulting in net proceeds of $198.9 million for the fiscal year ended September 30, 2012. Any decision to sell shares below the then current NAV per share of our common stock is subject to stockholder approval and a determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests. Any sale or other issuance of shares of our common stock at a price below NAV per share results in immediate dilution to our stockholders’ interests in our common stock and a reduction in our NAV per share.

In accordance with the 1940 Act, with certain limited exceptions, PennantPark Investment is only allowed to borrow amounts such that our asset coverage ratio is met after such borrowing. As of September 30, 2013, we excluded the principal amounts of our SBA debentures from our asset coverage ratio pursuant to SEC exemptive relief. In June 2011, we received exemptive relief from the SEC allowing us to modify the asset coverage ratio requirement to exclude the SBA debentures from the calculation. Accordingly, our ratio of total assets on a consolidated basis to outstanding indebtedness may be less than 200%, which while providing increased investment flexibility, also increases our exposure to risks associated with leverage.

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and had SBA debentures outstanding of $150.0 million as of September 30, 2013. Effective January 2013, our wholly-owned subsidiary, SBIC II, received a license from the SBA to operate as an SBIC under the 1958 Act. Our SBIC Funds are subject to a variety of regulations and oversight by the SBA concerning, among other things, the size and nature of the companies in which it may invest as well as the structure of those investments. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and may borrow to a maximum of $225 million as part of a group of SBICs under common control. SBIC LP has accessed the maximum borrowing with its $75.0 million in regulatory capital.

As of September 30, 2013 and 2012, our $150.0 million in debt commitments were fully drawn with a weighted average interest rate of 3.70% exclusive of the 3.43% in upfront fees (4.04% after upfront fees). The SBA debentures upfront fees of 3.43% consist of a commitment fee of 1.00% and an issuance at a 2.43% discount to face. Both fees will be amortized over the lives of the loans. Our fixed rate SBA debentures as of September 30, 2013 and 2012 are as follows:

Issuance Dates	Maturity	All-in Coupon Rate (1)	Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000

Weighted average rate / Total		3.70%	$150,000,000

(1)	Excludes 3.43% of upfront fees.

The SBIC program is designed to stimulate the flow of capital into eligible businesses. Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments, prohibiting investment in certain industries and requiring capitalization thresholds that limit distributions to us, and are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). As of September 30, 2013, our SBIC Funds were in compliance with their regulatory requirements.

On September 30, 2013 and September 30, 2012, we had cash equivalents of $58.4 million and $7.6 million, respectively, available for investing and general corporate purposes. This was primarily the result of repayments in SBIC LP. We believe our liquidity and capital resources are sufficient to take advantage of market opportunities.

Our operating activities provided cash of $40.3 million for the fiscal year ended September 30, 2013, and our financing activities provided cash proceeds of $10.6 million for the same period. Our operating activities used cash primarily for investing that was offset by proceeds from sales and repayments on our investments and issuance of the 2025 Notes.

Our operating activities used cash of $115.3 million for the fiscal year ended September 30, 2012, and our financing activities provided cash proceeds of $51.3 million for the same period. Our operating activities used cash primarily for investing that was provided primarily from proceeds from our follow-on public offerings of common stock.

Our operating activities used cash of $137.8 million for the fiscal year ended September 30, 2011, and our financing activities provided cash proceeds of $207.6 million for the same period. Our operating activities used cash primarily for investing that was provided primarily from proceeds from our follow-on public offering of common stock and draws under our Credit Facility and SBA debentures.

Contractual Obligations

A summary of our significant contractual payment obligations as of September 30, 2013, including borrowings under our multi-currency Credit Facility and other contractual obligations, are as follows:

	Payments due by period (millions)
	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Credit Facility	$145.5	$—	$145.5	$—	$—
SBA debentures	150.0	—	—	—	150.0
2025 Notes	71.3	—	—	—	71.3

Total debt outstanding(1)	366.8	—	145.5	—	221.3
Unfunded investments(2)	7.2	4.8	1.9	—	0.5

Total contractual obligations	374.0	4.8	147.4	—	221.8

(1)	The weighted average interest rate on the total debt outstanding as of September 30, 2013 was 4.05%, exclusive of the fee on the undrawn commitment of 0.50% on the Credit Facility and 3.43% of upfront fees on SBIC LP’s SBA debentures.
(2)	Unfunded investments described in the Consolidated Statement of Assets and Liabilities represent unfunded delayed draws on investments.

We have entered into certain contracts under which we have material future commitments. Under our Investment Management Agreement, which was most recently re-approved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2013, PennantPark Investment Advisers serves as our Investment Adviser in accordance with the terms of that Investment Management Agreement. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements with us. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Payments under our Investment Management Agreement in each reporting period are equal to (1) a management fee equal to a percentage of the value of our average adjusted gross assets and (2) an incentive fee based on our performance.

Under our Administration Agreement, which was most recently re-approved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2013. PennantPark Investment Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements, which are intended to have no effect on the consolidated administration fee. If requested to provide managerial assistance to our portfolio companies, PennantPark Investment Advisers or PennantPark Investment Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payment under our Administration Agreement is based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our Chief Compliance Officer, Chief Financial Officer and their respective staffs.

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our

Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

We, in the ordinary course of business, have guaranteed certain obligations of our controlled affiliate, SuttonPark Holdings, Inc. and its subsidiaries, or SPH. The guaranties are only triggered if there were administrative errors in acquiring assets which SPH subsequently sold or securitized. As of September 30, 2013 our maximum guaranty is $13.0 million. Based on SPH’s and industry historical loss rates, we believe the risk of loss is remote, thus, we have not recorded a liability associated with the guaranties. The current guaranties will decline over time.

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Distributions

In order to qualify as a RIC and to not be subject to corporate-level tax on income, we are required, under Subchapter M of the Code, to distribute annually at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we may distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) any net ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may retain such net capital gains or ordinary income to provide us with additional liquidity. For the fiscal years ended September 30, 2013, 2012 and 2011, we elected to retain a portion of our calendar year income and incurred an excise tax of approximately $(0.1) million, $0.3 million and $0.2 million, respectively.

During the fiscal years ended September 30, 2013, 2012 and 2011, we declared distributions of $1.12, $1.12 and $1.07 per share, respectively, for total distributions of $74.4 million, $60.1 million and $46.3 million, respectively. We monitor available net investment income to determine if a return of capital for taxation purposes may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a return of capital to our common stockholders. Tax characteristics of all distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in our periodic reports filed with the SEC.

We intend to continue to make quarterly distributions to our stockholders. Our quarterly distributions, if any, are determined by our board of directors.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, we may be limited in our ability to make distributions due to the asset coverage ratio for borrowings applicable to us as a BDC under the 1940 Act and/or due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of RIC status. We cannot assure stockholders that they will receive any distributions at a particular level.

Recent Developments

On November 21, 2013, upon the recommendations of the audit committee, the board of directors dismissed KPMG LLP, and engaged McGladrey LLP, as the Company’s independent registered public accounting firm for the year ending September 30, 2014. For further information, see our Form 8-K filed on November 25, 2013.

Quantitative And Qualitative Disclosures About Market Risk

We are subject to financial market risks, including changes in interest rates. As of September 30, 2013, our debt portfolio consisted of 52% fixed-rate investments and 48% variable-rate investments (including 44% with a LIBOR or prime floor). The variable-rate loans are usually based on a LIBOR rate and typically have durations of three months after which they reset to current market interest rates. Variable-rate investments subject to a floor generally reset by reference to the current market index after one to nine months only if the index exceeds the floor. In regards to variable-rate instruments with a floor, we do not benefit from increases in interest rates until such rates exceed the floor and thereafter benefit from market rates above any such floor. In contrast, our cost of funds, to the extent it is not fixed, will fluctuate with changes in interest rates.

Assuming that the most recent statement of assets and liabilities was to remain constant, and no actions were taken to alter the existing interest rate sensitivity, the following table shows the annualized impact of hypothetical base rate changes in interest rates.

Change In Interest Rates	Change In Interest Income, Net Of Interest Expense (in thousands)	Per Share
Up 1%	(1,128)	$(0.02)
Up 2%	120	$0.00
Up 3%	3,249	$0.05
Up 4%	6,378	$0.10

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in the credit market, credit quality, size and composition of the assets on the Consolidated Statement of Assets and Liabilities and other business developments that could affect net increase in net assets resulting from operations, or net investment income. Accordingly, no assurances can be given that actual results would not differ materially from those shown above.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds as well as our level of leverage. As a result, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income or net assets.

We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act and applicable commodities laws. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates. During the periods covered by this prospectus, we did not engage in interest rate hedging activities.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of September 30, 2013, 2012, 2011, 2010, 2009 and 2008 is from our Consolidated Financial Statements, which has been audited by KPMG LLP, an independent registered public accounting firm for those periods. This information about our senior securities should be read in conjunction with our Consolidated Financial Statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Class and Year	Total Amount Outstanding(1)	Asset Coverage per Unit(2) (unaudited)	Average Market Value Per Unit(3)
Credit Facility, SBA debentures and 2025 Notes
Fiscal 2013(4)	$216,750	$4,261	24.79
Fiscal 2012(4)	$145,000	$5,636	N/A
Fiscal 2011(4)	$240,900	$2,937	N/A
Fiscal 2010	$247,600	$2,655	N/A
Fiscal 2009	$225,100	$2,713	N/A
Fiscal 2008	$202,000	$2,043	N/A

(1)	Total cost of each class of senior securities outstanding at the end of the period presented in thousands (000s).
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.
(3)	The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit.
(4)	These amounts exclude SBIC LP’s SBA debentures from our asset coverage per unit computation pursuant to an exemptive relief letter provided by the SEC in June 2011.

RATIO OF EARNINGS TO FIXED CHARGES

For the years ended September 30, 2013, 2012, 2011, 2010, 2009 and 2008, the ratios of earnings to fixed charges were as follows:

Dollars in thousands	For the Fiscal Years Ended September 30,
	2013	2012	2011	2010	2009
Earnings(1)
Net investment income (after taxes)	$66,998	$57,069	$52,645	$32,075	$22,719
Add: Net realized gain (losses) gains on investments	17,687	(12,798)	16,260	(15,417)	(39,244)
Add: Net change in unrealized appreciation (depreciation)	7,092	19,082	(58,641)	(122)	52,327

Total Earnings	$91,777	$63,353	$10,263	$16,535	$35,802

Fixed Charges(2)
Interest and expenses on debt	$15,384	$11,681	$5,322	$3,672	$4,629

Ratio of Total Earnings to Fixed Charges	6.0	5.4	1.9	4.5	7.7
Ratio of Net Investment Income to Fixed Charges	4.4	4.9	9.9	8.7	4.9

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
(2)	Fixed charges include interest and related expenses on our Credit Facility, which is indexed to LIBOR and fluctuate with changes in interest rates, the 2025 Notes and SBA debentures and amortization of debt issuance costs on our SBA debentures.

PRICE RANGE OF COMMON STOCK

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PNNT.” The following table lists the high and low closing sale price for our common stock, the closing sale price as a premium or (discount) to our NAV and quarterly distributions per share since October 1, 2008. On December 6, 2013, the last reported closing price of our common stock was $11.93 per share.

			Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared
Period	NAV(1)		High	Low
Fiscal Year Ending September 30, 2014

First quarter (through December 6, 2013)	$	N/A	$12.17	$10.83	N/A %	N/A %	$0.28	(3)

Fiscal Year Ended September 30, 2013

Fourth quarter		10.49	11.83	10.97	13	5	0.28

Third quarter		10.43	11.83	10.45	13	0	0.28

Second quarter		10.50	12.18	11.01	16	5	0.28

First quarter		10.38	11.10	10.07	7	(3)	0.28

Fiscal Year Ended September 30, 2012

Fourth quarter		10.22	11.44	10.36	12	1	0.28

Third quarter		10.16	10.70	9.27	5	(9)	0.28

Second quarter		10.38	11.23	10.31	8	(1)	0.28

First quarter		10.19	11.02	8.57	8	(16)	0.28

Fiscal Year Ended September 30, 2011

Fourth quarter		10.13	11.52	8.89	14	(12)	0.27

Third quarter		11.08	12.43	10.97	12	(1)	0.27

Second quarter		11.30	13.05	11.21	15	(1)	0.27

First quarter		11.14	12.75	10.60	14	(5)	0.26

Fiscal Year Ended September 30, 2010

Fourth quarter		10.69	10.69	9.17	0	(14)	0.26

Third quarter		10.94	11.84	9.02	8	(18)	0.26

Second quarter		11.07	10.77	8.88	(3)	(20)	0.26

First quarter		11.86	9.15	7.63	(23)	(36)	0.25

Fiscal Year Ended September 30, 2009

Fourth quarter		11.85	9.06	6.28	(24)	(47)	0.24

Third quarter		11.72	7.65	3.85	(35)	(67)	0.24

Second quarter		12.00	4.05	2.64	(66)	(78)	0.24

First quarter		10.24	7.81	2.35	(24)	(77)	0.24

(1)	NAV per share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per share on the date of the high and low sales prices. The NAVs shown are based on outstanding shares at the end of each period.
(2)	Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
(3)	Includes distribution of $0.28 per share payable January 2, 2014 to stockholders of record as of December 20, 2013.

Shares of BDCs may trade at a market price both above and below the NAV that is attributable to those shares. Our shares have traded above and below our NAV. Our shares closed on the NASDAQ Global Select Market at $11.28 and $10.61 as of September 30, 2013 and 2012, respectively. Our NAV per share was $10.49 and $10.22 as of September 30, 2013 and 2012, respectively. The possibility that our shares of common stock will trade at a discount from NAV or at a premium that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our shares will trade at, above or below our NAV in the future. As of September 30, 2013, we had 11 stockholders of record.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

Our stockholders have in the past and may again approve our ability to sell shares of our common stock below our then current NAV per share in one or more public offerings of our common stock. In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our board of directors, a majority of our directors who have no financial interest in the sale and a majority of our independent directors considered a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of our common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares, less distributing commissions or discounts, and would not be below current market price;

•	The potential market impact of being able to raise capital in the current financial market;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments;

•	The leverage available to us and our SBIC Funds, both before and after the offering and other borrowing terms; and

•	The potential investment opportunities available relative to the potential dilutive effect of additional capital at the time of the offering.

Our board of directors will also consider the fact that a sale of shares of common stock at a discount will benefit our Investment Adviser, as the Investment Adviser will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of PennantPark Investment or from the offering of common stock at premium to NAV per share.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

We will not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. For example, if our most recently determined NAV per share at the time of the first offering is $10.00, and we have 100 million shares outstanding, the sale of an additional 25 million shares at net proceeds to us of $5.00 per share (a 50% discount) would produce dilution of 10.0%. If we subsequently determined that our NAV per share increased to $11.00 on the then outstanding 125 million shares and contemplated an additional offering, we could, for example, propose to sell approximately 31.25 million additional shares at a price that would be expected to yield net proceeds to us of $8.25 per share, resulting in incremental dilution of 5.0%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

The following three headings and accompanying tables explain and provide hypothetical examples assuming proceeds are temporarily invested in cash equivalents on the impact of an offering at a price less than NAV per share on three different sets of investors:

•	existing stockholders who do not purchase any shares in the offering;

•	existing stockholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become stockholders by purchasing shares in the offering.

Impact on Existing Stockholders who do not Participate in the Offering

Our existing stockholders who do not participate, or who are not given the opportunity to participate, in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after underwriting discounts and commissions) face the greatest potential risks. All stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold. Stockholders who do not participate in the offering will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than stockholders who do participate in the offering. All stockholders may also experience a decline in the market price of their shares, which often reflects, to some degree, announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase.

The following examples illustrate the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commissions (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	1,000,000	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	$10.00	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	10,000	10,000	—	10,000	—	10,000	—
Percentage held by stockholder A	1.0%	0.95%	(5.00)%	0.91%	(9.00)%	0.80%	(20.00)%
Total Asset Values
Total NAV held by stockholder A	$100,000	$99,800	(0.20)%	$99,100	(0.90)%	$95,000	(5.00)%
Total investment by stockholder A (assumed to be $10.00 per share)	$100,000	$100,000	—	$100,000	—	$100,000	—
Total dilution to stockholder A (total NAV less total investment)	—	$(200)	—	$(900)	—	$(5,000)	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$10.00	—	$10.00	—	$10.00	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$(0.09)	—	$(0.50)	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	(0.90)%	—	(5.00)%

Impact on Existing Stockholders who Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after any underwriting discounts and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution on an aggregate basis will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discount to NAV increases.

The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the (dilutive) and accretive effect in the hypothetical 25% discount offering from the prior chart for stockholder A that acquires shares equal to (1) 50% of their proportionate share of the offering (i.e., 1,250 shares which is 0.50% of the offering of 250,000 shares rather than their 1.00% proportionate share) and (2) 150% of their proportionate share of the offering (i.e., 3,750 shares which is 1.50% of the offering of 250,000 shares rather than their 1.00% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for this example based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share.

		50% Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$7.89	—	$7.89	—
Net proceeds per share to issuer	—	$7.50	—	$7.50	—
Increases in Shares and Decrease to NAV
Total shares outstanding	1,000,000	1,250,000	25.00%	1,250,000	25.00%
NAV per share	$10.00	$9.50	(5.00)%	$9.50	(5.00)%
(Dilution)/Accretion to Participating Stockholder A
Shares held by stockholder A	10,000	11,250	12.50%	13,750	37.50%
Percentage held by stockholder A	1.0%	0.90%	(10.00)%	1.10%	10.00%
Total Asset Values
Total NAV held by stockholder A	$100,000	$106,875	6.88%	$130,625	30.63%
Total investment by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$100,000	$109,863	9.86%	$129,588	29.59%
Total (dilution)/accretion to stockholder A (total NAV less total investment)	—	(2,988)	—	$1,037	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.50	—	$9.50	—
Investment per share held by stockholder A (assumed to be $10.00 per share on shares held prior to sale)	$10.00	$9.77	(2.30)%	$9.42	(5.80)%
(Dilution)/accretion per share held by stockholder A (NAV per share less investment per share)	—	$(0.27)	—	$0.08	—
Percentage (dilution)/accretion to stockholder A (dilution/accretion per share divided by investment per share)	—	—	(2.76)%	—	0.85%

Impact on New Investors

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder in three different hypothetical common stock offerings of different sizes and levels of discount from NAV per share, although it is not possible to predict the level of market price decline that may occur. Actual sales prices and discounts may differ from the presentation below.

Investors who are not currently stockholders, but who participate in an offering below NAV and whose investment per share is greater than the resulting NAV per share due to any underwriting discounts and expenses paid by us will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to any underwriting discounts and expenses paid by us being significantly less than the discount per share, will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. All these investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. Their decrease could be more pronounced as the size of the offering and level of discounts increases.

The following examples illustrate the level of NAV dilution or accretion that would be experienced by a new stockholder who purchases the same percentage (1.00%) of the shares in the three different hypothetical offerings of common stock of different sizes and levels of discount from NAV per share. The examples assume that Company XYZ has 1,000,000 shares of common stock outstanding, $15.0 million in total assets and $5.0 million in total liabilities. The current NAV and NAV per share are thus $10.0 million and $10.00, respectively. The table below illustrates the dilutive and accretive effects on a stockholder A at (1) an offering of 50,000 shares (5% of the outstanding shares) at $9.50 per share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 100,000 shares (10% of the outstanding shares) at $9.00 per share after offering expenses and commissions (a 10% discount from NAV); and (3) an offering of 250,000 shares (25% of the outstanding shares) at $7.50 per share after offering expenses and commissions (a 25% discount from NAV).

		Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per share to public	—	$10.00	—	$9.47	—	$7.89	—
Net offering proceeds per share to issuer	—	$9.50	—	$9.00	—	$7.50	—
Decrease to NAV
Total shares outstanding	—	1,050,000	5.00%	1,100,000	10.00%	1,250,000	25.00%
NAV per share	—	$9.98	(0.20)%	$9.91	(0.90)%	$9.50	(5.00)%
Dilution to Stockholder A
Shares held by stockholder A	—	500	—	1,000	—	2,500	—
Percentage held by stockholder A	—	0.05%	—	0.90%	—	0.20%	—
Total Asset Values
Total NAV held by stockholder A	—	$4,990	—	$9,910	—	$23,750	—
Total investment by stockholder A	—	$5,000	—	$9,470	—	$19,725	—
Total dilution to stockholder A (total NAV less total investment)	—	$(10)	—	$440	—	$4,025	—
Per Share Amounts
NAV per share held by stockholder A	—	$9.98	—	$9.91	—	$9.50	—
Investment per share held by stockholder A	—	$10.00	—	$9.47	—	$7.89	—
Dilution per share held by stockholder A (NAV per share less investment per share)	—	$(0.02)	—	$0.44	—	$1.61	—
Percentage dilution to stockholder A (dilution per share divided by investment per share)	—	—	(0.20)%	—	4.65%	—	20.41%

DISTRIBUTIONS

We intend to continue making quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, is determined by our board of directors. Any distributions to our stockholders are declared out of assets legally available for distribution. We monitor available net investment income to determine if a tax return of capital may occur for the fiscal year. To the extent our taxable earnings fall below the total amount of our distributions for any given fiscal year, a portion of those distributions may be deemed to be a tax return of capital to our common stockholders. The following table reflects the cash distributions, including dividends and returns of capital per share that we have declared on our common stock since October 1, 2008:

Record Dates	Payment Dates	Distributions Declared
Fiscal Year Ending September 30, 2014
December 20, 2013	January 2, 2014	$0.28

Fiscal Year Ended September 30, 2013
September 20, 2013	October 1, 2013	$0.28
June 21, 2013	July 1, 2013	0.28
March 22, 2013	April 1, 2013	0.28
December 21, 2012	January 2, 2013	0.28

Total		$1.12

Fiscal Year Ended September 30, 2012
September 20, 2012	October 1, 2012	$0.28
June 21, 2012	July 2, 2012	0.28
March 22, 2012	April 2, 2012	0.28
December 23, 2011	January 3, 2012	0.28

Total		$1.12

Fiscal Year Ended September 30, 2011
September 23, 2011	October 3, 2011	$0.27
June 20, 2011	July 1, 2011	0.27
March 15, 2011	April 1, 2011	0.27
December 17, 2010	January 3, 2011	0.26

Total		$1.07

Fiscal Year Ended September 30, 2010
September 14, 2010	October 1, 2010	$0.26
June 24, 2010	July 1, 2010	0.26
March 25, 2010	April 1, 2010	0.26
December 24, 2009	January 4, 2010	0.25

Total		$1.03

Fiscal Year Ended September 30, 2009
September 8, 2009	October 1, 2009	$0.24
June 24, 2009	July 1, 2009	0.24
March 25, 2009	April 1, 2009	0.24
December 23, 2008	January 4, 2009	0.24

Total		$0.96

A Form 1099-DIV will be sent to stockholders that will state the amount and composition of distributions and provide information with respect to appropriate tax treatment of our distributions.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage ratio for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

Sale of Unregistered Securities

We did not engage in any sales of unregistered securities during the fiscal years ended September 30, 2013, 2012 and 2011, respectively.

BUSINESS

PennantPark Investment Corporation

PennantPark Investment Corporation is a BDC whose objectives are to generate both current income and capital appreciation through debt and equity investments primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and equity investments.

We believe middle-market companies offer attractive risk-reward to investors due to the limited amount of capital available for such companies. We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity investments by investing approximately $10 million to $50 million of capital, on average, in the securities of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. We use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. Our debt investments may generally range in maturity from three to ten years and are made to U.S. and to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographic regions.

Our investment activity depends on many factors, including the amount of debt and equity capital available to middle-market companies, the level of merger and acquisition activity for such companies, the general economic environment and the competitive environment for the types of investments we make. We have used, and expect to continue to use, our Credit Facility, SBA debentures, proceeds from the rotation of our portfolio and proceeds from public and private offerings of securities to finance our investment objectives.

Organization and Structure of PennantPark Investment Corporation

PennantPark Investment Corporation was organized under the Maryland General Corporation Law in January 2007. We are a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of U.S. private companies or thinly traded public companies (public companies with a market capitalization of less than $250 million), cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. In addition, for federal income tax purposes we have elected to be treated, and intend to qualify annually as a RIC under the Code.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as SBICs, under Section 301(c) of the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

Our Investment Adviser and Administrator

We utilize the investing experience and contacts of PennantPark Investment Advisers in developing what we believe is an attractive and diversified portfolio. The senior investment professionals of the Investment Adviser have worked together for many years, and average over 25 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Our Investment Adviser has a rigorous investment approach, which is based upon intensive financial analysis with a focus on capital preservation, diversification and active management. Since our Investment Adviser’s inception in 2007, it has raised approximately $1.8 billion in debt and equity capital and has invested approximately $3.0 billion in almost 300 companies with 125 different financial sponsors through its managed funds.

Our Administrator has experienced professionals with substantial backgrounds in finance and administration of registered investment companies. In addition to furnishing us with clerical, bookkeeping and record keeping services, the Administrator also oversees our financial records as well as the preparation of our reports to stockholders and reports filed with the SEC and the SBA. The Administrator assists in the determination and publication of our NAV, oversees the preparation and filing of our tax returns and monitors the payment of our expenses as well as the performance of administrative and professional services rendered to us by others. Furthermore, our Administrator provides, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

Market Opportunity

We believe that the limited amount of capital available to the middle-market companies, coupled with the desire of these companies for flexible sources of capital, creates an attractive investment environment for us.

•	We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

•	We believe middle-market companies have faced difficulty raising debt in private markets. From time to time, banks, finance companies, hedge funds and CLO funds have, and may again, withdraw capital from the middle-market, resulting in opportunities for alternative funding sources.

•	We believe that the current credit market dislocation for middle-market companies improves the risk-adjusted returns of our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, there is less competition in our market, more conservative capital structures, higher yields and stronger covenants.

•	We believe there is a large pool of uninvested private equity capital likely to seek to combine their capital with sources of debt capital to complete private investments. We expect that private equity firms will continue to be active investors in middle-market companies. These private equity funds generally seek to leverage their investments by combining their capital with senior secured loans and/or mezzanine debt provided by other sources, and we believe that our capital is well-positioned to partner with such equity investors. We expect such activity to be funded by the substantial amounts of private equity capital that have been raised in recent years.

•	We believe there is a substantial supply of opportunities. A high volume of financings will come due in the next few years. Additionally, we believe that demand for debt financing from middle-market companies will remain strong because these companies will continue to require credit to refinance existing debt, to support growth initiatives and to finance acquisitions. We believe the combination of strong demand by middle-market companies and the reduced supply of credit described above should increase lending opportunities for us. We believe this supply of opportunities coupled with lack of demand offers attractive risk-adjusted returns to investors.

Competitive Advantages

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

a)	Experienced Management Team

The senior investment professionals of our Investment Adviser have worked together for many years and average over 25 years of experience in mezzanine lending, leveraged finance, distressed debt and private equity businesses. These senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this extensive experience and history has resulted in a strong reputation across the capital markets.

Lending to middle-market companies requires deep diligence, credit expertise, restructuring experience and active portfolio management. For example, lending to middle-market companies in the United States is generally more labor intensive than lending to larger companies due to the smaller size of each investment and the fragmented nature of the information available with respect to such companies. Specialized due diligence and underwriting capabilities, and more extensive ongoing monitoring are required by the lender.

b)	Disciplined Investment Approach with Strong Value Orientation

We employ a disciplined approach in selecting investments that meet the long-standing, consistent value-oriented investment criteria employed by our Investment Adviser. Our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we are highly selective in deploying our capital. We believe this approach continues to enable us to build an attractive investment portfolio that meets our return and value criteria over the long-term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our Investment Adviser, conduct a rigorous due diligence process that draws from our Investment Adviser’s experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations. See “Investment Objectives and Policies—Investment Selection Criteria” for more information.

In addition to engaging in extensive due diligence, our Investment Adviser seeks to reduce risk by focusing on businesses with:

•	strong competitive positions;

•	positive cash flow that is steady and stable;

•	experienced management teams with strong track records;

•	potential for growth and viable exit strategies; and

•	capital structures offering appropriate risk-adjusted terms and covenants.

c)	Ability to Source and Evaluate Transactions through our Investment Adviser’s Research Capability and Established Network

The management team of the Investment Adviser has long-term relationships with financial sponsors, management consultants and management teams that we believe enable us to evaluate investment opportunities effectively in numerous industries, as well as provide us access to substantial information concerning those industries. We identify potential investments both through active origination and through dialogue with numerous financial sponsors, management teams, members of the financial community and corporate partners with whom the professionals of our Investment Adviser have long-term relationships.

d)	Flexible Transaction Structuring

We are flexible in structuring investments and tailor investments to meet the needs of a portfolio company while also generating attractive risk-adjusted returns. We can invest in any part of a capital structure, and our Investment Adviser has extensive experience in a wide variety of securities for leveraged companies throughout economic and market cycles.

Our Investment Adviser seeks to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we seek to invest in companies that we believe can generate positive risk-adjusted returns.

We believe that the in-depth coverage and experience of our Investment Adviser will enable us to invest throughout various stages of the economic and market cycles and to provide us with ongoing market insights in addition to a significant investment sourcing engine.

Competition

Our primary competitors provide financing to middle-market companies and include other BDCs, commercial and investment banks, commercial finance companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, frequently invest in middle-market companies. As a result, competition for investment opportunities in middle-market companies can be intense. However, we believe that there has been a reduction in the amount of debt capital available to middle-market companies since the downturn in the credit markets, which began in mid-2007. We believe this has resulted in a less competitive environment for making new investments.

Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. See “Risk Factors—Risks Relating to our Business and Structure—We operate in a highly competitive market for investment opportunities” for more information.

Leverage

We maintain a multi-currency $430.0 million Credit Facility which matures in February 2016 and is secured by substantially all of our investment portfolio assets (excluding the assets of our SBIC Funds), under which we had $145.5 million (including a $28.0 million temporary draw) and $145.0 million (including a $35.5 million temporary draw) of debt outstanding with a weighted average interest rate of 3.33% and 3.49% as of September 30, 2013 and 2012, respectively. Pricing of borrowings under our current Credit Facility is set at 275 basis points over LIBOR. As of September 30, 2013 and 2012, we had $284.5 million and $235.0 million, respectively, available to us under our Credit Facility. We believe that our capital resources will provide us with the flexibility to take advantage of market opportunities when they arise. Our use of leverage, as calculated under the asset coverage requirements of the 1940 Act, may generally range between 60% to 80% of our net assets.

As of September 30, 2013 and 2012, SBIC LP had drawn $150.0 million in SBA debentures, with a weighted average interest rate of 3.70%, exclusive of 3.43% of upfront fees (4.04% inclusive of the upfront fees), and had no remaining borrowing capacity. SBA debentures offer competitive terms such as being non-recourse to us, a 10-year maturity, semi-annual interest payments, not requiring principal payments prior to maturity and may be prepaid at any time without penalty. The SBA debentures are secured by all the investment portfolio assets of SBIC LP and have a priority claim over such assets relative to all other creditors. See “Regulation” for more information.

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes. Interest on the 2025 Notes accrues at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility.

INVESTMENT OBJECTIVES AND POLICIES

Investment Policy Overview

We seek to create a diversified portfolio that includes senior secured loans, mezzanine debt and equity by targeting an investment size of $10 million to $50 million in securities, on average, of middle-market companies. We expect this investment size to vary proportionately with the size of our capital base. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect our debt investments to range in maturity from three to ten years.

Over time, we expect that our portfolio will continue to consist primarily of senior secured loans, mezzanine debt and, to a lesser extent, equity investments in qualifying assets such as private or thinly traded or small market-capitalization, U.S. middle market public companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. See “Regulation—Qualifying Assets” for more information. These non-qualifying assets may include investments in public companies whose securities are not thinly traded or do not have a market capitalization of less than $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. Moreover, we may acquire investments in the secondary market. See “Investment Selection Criteria” for more information.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, under the 1940 Act we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects of changes to our operating policies and strategies may adversely affect our business, our ability to make distributions and the value of our stock.

Senior Secured Debt

Structurally, senior secured debt (which we define to include first lien debt) ranks senior in priority of payment to mezzanine debt and equity, and benefits from a senior security interest in the assets of the borrower. As such, other creditors rank junior to our investments in these securities in the event of insolvency. Due to its lower risk profile and often more restrictive covenants as compared to mezzanine debt, senior secured debt generally earns a lower return than mezzanine debt. In some cases senior secured lenders receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Mezzanine Debt

Structurally, mezzanine debt (which we define to include second lien secured debt and subordinated debt) usually ranks subordinate in priority of payment to senior secured loans. Our second lien secured debt is subordinated debt that benefits from a security interest in the borrower. As such, other creditors may rank senior to us in the event of insolvency. Mezzanine debt ranks senior to common and preferred equity in borrowers’ capital structures. Due to its higher risk profile and often less restrictive covenants as compared to senior secured loans, mezzanine debt generally earns a higher return than senior secured loans. In many cases mezzanine investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We evaluate these investment opportunities on a case-by-case basis.

Investment Selection Criteria

We are committed to a value-oriented philosophy used by the senior investment professionals who manage our portfolio and seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

We have identified several criteria, discussed below, that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, we caution that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we seek to use our experience and access to market information to identify investment candidates and to structure investments efficiently and effectively.

a)	Leading and defensible competitive market positions

The Investment Adviser invests in portfolio companies that it believes have developed strong positions within their markets and exhibit the potential to maintain sufficient cash flows and profitability to service their obligations in a range of economic environments. The Investment Adviser also seeks portfolio companies that it believes possess competitive advantages in scale, scope, customer loyalty, product pricing or product quality as compared to their competitors to protect their market position.

b)	Investing in stable borrowers with positive cash flow

Our investment philosophy places a premium on fundamental analysis and has a distinct value-orientation. The Investment Adviser invests in portfolio companies it believes to be stable and well established, with strong cash flows and profitability. The Investment Adviser believes these attributes indicate portfolio companies that may be well-positioned to maintain consistent cash flow to service and repay their liabilities and maintain growth in their businesses or their relative market share. The Investment Adviser currently does not expect to invest significantly in start-up companies, companies in turnaround situations or companies with speculative business plans, although we are permitted to do so.

c)	Proven management teams

The Investment Adviser focuses on investments in which the portfolio company has an experienced management team with an established track record of success. The Investment Adviser typically requires that portfolio companies have in place proper incentives to align management’s goals with our goals, including having equity interests.

d)	Financial sponsorship

The Investment Adviser may seek to cause us to participate in transactions sponsored by what it believes to be high-quality financial sponsors. The Investment Adviser believes that a financial sponsor’s willingness to invest significant equity capital in a portfolio company is an implicit endorsement of the quality of that portfolio company. Further, financial sponsors of portfolio companies with significant investments at risk may have ability, and a strong incentive, to contribute additional capital in difficult economic times should financial or operational issues arise so as to maintain their ownership position.

e)	Investments in different borrowers and industries

The Investment Adviser seeks to invest our assets broadly among portfolio companies and across industries. The Investment Adviser believes that this diversified approach may reduce the risk that a downturn in any one portfolio company or industry will have a disproportionate impact on the value of our portfolio.

f)	Viable exit strategy

The Investment Adviser seeks to invest in portfolio companies that we believe will provide a steady stream of cash flow to repay our loans while also reinvesting in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we will exit from our investments over time. In addition, we also seek to invest in portfolio companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock, refinancing or other capital markets transaction.

Due Diligence

We believe it is critical to conduct extensive due diligence on investment targets and in evaluating new investments. Our Investment Adviser conducts a rigorous due diligence process that is applied to prospective portfolio companies and draws from our Investment Adviser’s experience, industry expertise and network of contacts. In conducting due diligence, our Investment Adviser uses information provided by companies, financial sponsors and publicly available information as well as information from relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence typically includes:

•	review of historical and prospective financial information;

•	research relating to the company’s management, industry, markets, products and services and competitors;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	on-site visits;

•	review of loan documents; and

•	background checks.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent auditors prior to the closing of the investment, as well as other outside advisers, as appropriate.

Upon the completion of due diligence and a decision to proceed with an investment in a portfolio company, the team leading the investment presents the investment opportunity to our Investment Adviser’s investment committee. This committee determines whether to pursue the potential investment. All new investments are required to be reviewed by the investment committee of our Investment Adviser. The members of the investment committee receive no compensation from us. These members are employees of our Investment Adviser and receive compensation from our Investment Adviser.

The Investment Adviser monitors credit risk of each portfolio company regularly and periodically with a goal toward identifying early, and when able and appropriate, exiting other investments with potential credit problems. This monitoring process may include reviewing: (1) a portfolio company’s financial resources and operating history; (2) comparing a portfolio company’s current operating results with the Investment Adviser’s initial thesis for the investment and its expectations for the performance of the investment; (3) a portfolio company’s sensitivity to economic conditions; (4) the performance of a portfolio company’s management; (5) a portfolio company’s debt maturities and borrowing requirements; (6) a portfolio company’s interest and asset coverage; and (7) the relative value of an investment based on a portfolio company’s anticipated cash flow.

Investment Structure

Once we determine that a prospective portfolio company is suitable for investment, we work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We negotiate among these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

We expect our senior secured loans to have terms of three to ten years. We generally obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company.

Typically, our mezzanine debt has maturities of three to ten years. Mezzanine debt may have interest-only payments in the early years with cash or PIK payments with amortization of principal deferred to the later years. In some cases, we may invest in debt securities that, by their terms, convert into equity or additional debt securities or defers payment of interest for the first few years after our investment. Also, in some cases our mezzanine debt may be collateralized by a subordinated lien on some or all of the assets of the borrower.

We seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest in the form of a floor and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•	negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with our focus of preserving capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we may receive with our debt securities generally require only a nominal cost to exercise, so as a portfolio company appreciates in value, we may achieve additional investment return from these equity investments. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we may also obtain registration rights in connection with these equity investments, which may include demand and “piggyback” registration rights.

We expect to hold most of our investments to maturity or repayment, but we may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over investments to better position the portfolio in light of market conditions.

Ongoing relationships with portfolio companies

Monitoring

The Investment Adviser monitors our portfolio companies on an ongoing basis. The Investment Adviser also monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each portfolio company.

The Investment Adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	comparisons to other portfolio companies in the industry, if any;

•	attendance at and participation in board meetings or presentations by portfolio companies; and

•	review of monthly and quarterly financial statements and financial projections for portfolio companies.

Managerial assistance

We offer managerial assistance to our portfolio companies. As a BDC, we are required to make available such managerial assistance within the meaning of Section 55 of the 1940 Act. See “Regulation” for more information.

Staffing

We do not currently have any employees. Our Investment Adviser and Administrator have hired and expect to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, mezzanine lending, leveraged finance, distressed debt and private equity businesses.

Our Consolidated Portfolio

Our principal investment focus is to provide senior secured loans and mezzanine debt to U.S. middle-market companies in a variety of industries. We generally seek to target companies that generate positive cash flows from the broad variety of industries in which our Investment Adviser has direct expertise. The following is an illustrative list of the industries in which the Investment Adviser has invested:

•	Aerospace and Defense
•	Auto Sector
•	Beverage, Food and Tobacco
•	Broadcasting and Entertainment
•	Buildings and Real Estate
•	Business Services
•	Cable Television
•	Cargo Transportation
•	Chemicals, Plastics and Rubber
•	Communications
•	Consumer Products
•	Containers Packaging & Glass
•	Distribution
•	Diversified/Conglomerate Manufacturing
•	Diversified/Conglomerate Services
•	Diversified Natural Resources, Precious Metals and Minerals
•	Education
•	Electronics
•	Energy/Utilities
•	Environmental Services
•	Financial Services
•	Grocery
•	Healthcare, Education and Childcare
•	Home & Office Furnishings, Housewares & Durable Consumer Products
•	Hotels, Motels, Inns and Gaming
•	Insurance
•	Leisure, Amusement, Motion Picture, Entertainment
•	Logistics
•	Manufacturing/Basic Industries
•	Media
•	Mining, Steel, Iron and Non-Precious Metals
•	Oil and Gas
•	Other Media
•	Personal, Food and Miscellaneous Services
•	Printing and Publishing
•	Retail Stores
•	Telecommunications

Listed below are our top ten portfolio companies and industries represented as a percentage of our consolidated portfolio assets (excluding cash equivalents) as of September 30:

Portfolio Company	2013
Pre-Paid Legal Services, Inc.	6%
Magnum Hunter Resources Corporation (Eureka Hunter Pipeline, LLC)	5
Brand Energy and Infrastructure Services, Inc.	4
Jacobs Entertainment, Inc.	4
LTI Flexible Products, Inc.	4
Vestcom International, Inc.	4
Instant Web, Inc.	3
Penton Media, Inc.	3
TRAK Acquisition Corp.	3
Varel International Energy Mezzanine Funding Corp.	3

Portfolio Company	2012
Last Mile Funding, Corp. (3 PD, Inc.)	5%
Magnum Hunter Resources Corporation (Eureka Hunter Pipeline, LLC)	5
LTI Flexible Products, Inc.	4
New Service Champ Holdings, Inc. (Service Champ Inc.)	4
Pre-Paid Legal Services, Inc.	4
American Gilsonite Company	3
Brand Energy and Infrastructure Services, Inc.	3
Learning Care Group, Inc.	3
Penton Media, Inc.	3
Prince Mineral Holdings Corp.	3

Industry	2013
Personal, Food and Miscellaneous Services	11%
Printing and Publishing	9
Business Services	8
Energy / Utilities	8
Electronics	7
Healthcare, Education & Childcare	7
Oil and Gas	7
Chemicals, Plastics and Rubber	6
Consumer Products	5
Hotels, Motels, Inns and Gaming	5

Industry	2012
Healthcare, Education & Childcare	8%
Electronics	7
Energy/Utilities	7
Auto Sector	6
Business Services	6
Cargo Transport	6
Chemicals, Plastics and Rubber	5
Consumer Products	5
Distribution	4
Personal, Food and Miscellaneous Services	4

Our executive officers and directors, as well as the senior investment professionals of the Investment Adviser and Administrator, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do. Currently, the executive officers and directors, as well as the current senior investment professionals of the Investment Adviser and Administrator, serve as officers and directors of PennantPark Floating Rate Capital Ltd., a publicly traded BDC, and other managed funds, as applicable. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations might not be in the best interest of us or our stockholders. In addition, we note that any affiliated investment vehicle currently existing, or formed in the future, and managed by the Investment Adviser and/or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, the Investment Adviser may face conflicts in allocating investment opportunities among us and such other entities. Although the Investment Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by the Investment Adviser or its affiliates. In any such case, when the Investment Adviser identifies an investment, it will choose which investment fund should receive the allocation. See “Risk Factors—Risks Relating to our Business and Structure—There are significant potential conflicts of interest which could impact our investment returns” for more information.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of an investment company provided in Section 3(c) of the 1940 Act. We may also co-invest in the future on a concurrent basis with our affiliates, subject to compliance with applicable regulations and our trade allocation procedures. Some types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. We have sought, and there can be no assurance that we will obtain, such an order.

PORTFOLIO COMPANIES

The following is a listing of each portfolio company or its affiliate, together referred to as portfolio companies, in which we had an investment at September 30, 2013. Percentages shown for class of investment securities held by us represent percentage of voting ownership and not economic ownership. Percentages shown for equity securities, other than warrants or options held, if any, represent the actual percentage of the class of security held before dilution. For additional information see our “Consolidated Schedule of Investments” in our September 30, 2013 Consolidated Financial Statements included elsewhere in this prospectus.

The portfolio companies are presented in three categories: “Companies less than 5% owned” which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company and where we have no other affiliations with such portfolio company; “Companies 5% to 24% owned” which represent portfolio companies where we directly or indirectly own 5% or more but less than 25% of the outstanding voting securities of such portfolio company or where we hold one or more seats on the portfolio company’s board of directors and, therefore, are deemed to be an affiliated person under the 1940 Act; and “Companies 25% or more owned” which represent portfolio companies where we directly or indirectly own 25% or more of the outstanding voting securities of such portfolio company and, therefore, are presumed to be controlled by us under the 1940 Act. We make available significant managerial assistance to our portfolio companies. Substantially all of our investments (except those of our SBIC Funds) are pledged as collateral under our Credit Facility. Unless otherwise noted, we held no voting board membership on any of our portfolio companies.

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)
Companies Less than 5% Owned

Acentia, LLC 3130 Fairview Park Drive, Ste. 800 Falls Church, VA 22042	Electronics	Subordinated Debt Common Equity	1.5%

Affinion Group Holdings, Inc. 6 High Ridge Park Stamford, CT 06850	Consumer Products	Subordinated Debt	—

AHC Mezzanine, LLC (Advanstar Inc.) 350 Park Avenue New York, NY 10022	Other Media	Preferred Equity	0.1%

Aircell Business Aviation Services LLC 1250 North Arlington Heights Road, Ste. 500 Itasca, IL 60143	Communications	First Lien Secured Debt	—

Alegeus Technologies, LLC (Alegeus Technologies Holdings Corp.) 1601 Trapelo Rd. Waltham, MA 02451	Financial Services	Subordinated Debt Preferred Equity Common Equity	0.5%

American Gilsonite Company 29950 South Bonanza Highway Bonanza, UT 84008	Diversified Natural Resources, Precious Metals and Minerals	Second Lien Secured Debt	—

American Surgical Holdings, Inc. (AH Holdings, Inc.) 10039 Bissonnet Street, Ste. 250 Houston, TX 77036	Healthcare, Education and Childcare	Preferred Equity Warrants	2.1%

Autumn Games, LLC 54 Thompson St. New York, NY 10012	Broadcasting and Entertainment	Common Equity	3.2%

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)

Brand Energy and Infrastructure Services, Inc. 1325 Cobb International Dr., Ste. A-1 Kennesaw, GA 30152	Energy / Utilities	Second Lien Secured Debt	—

Carolina Beverage Group, LLC 110 Barley Park Lane Mooresville, NC 28115	Beverage, Food and Tobacco	Second Lien Secured Debt	—

CEVA Group PLC 25 St. George Street London W1S 1FS United Kingdom	Cargo Transport	First Lien Secured Debt	—

Columbus International, Inc. Ste. 205-207 Dowell House Cr. Roebuck & Palmetto Sts. Bridgetown, Barbados, West Indies	Communications	First Lien Secured Debt	—

Convergint Technologies, LLC (Convergint Technologies Holdings, LLC) 1651 Wilkening Rd. Schaumburg, IL 60173	Electronics	Subordinated Debt Preferred Equity Common Equity	1.3%

Credit Infonet, Inc. 4540 Honeywell Court Dayton, OH 45424	Personal, Food and Miscelleneous Services	Subordinated Debt	—

CT Technologies Intermediate Holdings, LLC (CT Technologies Intermediate Holdings, Inc.) 925 North Point Parkway, Ste. 350 Alpharetta, GA 30005	Business Services	Common Equity	2.6%

Cydcor LLC 3011 Townsgate Road, Ste. 400 Westlake Village, CA 91361	Business Services	First Lien Secured Debt	—

Envision Acquisition Company LLC 2181 East Aurora Road, Ste. 201 Twinsburg, OH 44087	Healthcare, Education and Childcare	Second Lien Secured Debt	—

Escort Inc. 5440 West Chester Road West Chester, OH 45069-2950	Electronics	Subordinated Debt	—

Eureka Hunter Pipeline, LLC (Magnum Hunter Resources Corporation) 777 Post Oak Blvd., Ste. 650 Houston, TX 77056	Energy/Utilities Oil and Gas	Second Lien Secured Debt Common Equity Warrants	0.7%

Galls, LLC; Quartermaster, Inc. (CI (Galls) Prime Investment Holdings, LLC) 1340 Russell Cave Road Lexington, KY 40505	Distribution	Common Equity	3.1%

Good Sam Enterprises, LLC 250 Parkway Dr., Ste. 270 Lincolnshire, IL 60069	Consumer Products	First Lien Secured Debt	—

Greatwide Logistics Services, L.L.C. (Transportation 100 HoldCo, LLC) 12404 Park Central Dr., Ste. 300s Dallas, TX 75251	Cargo Transport	Second Lien Secured Debt Common Equity	0.4%

Hanley-Wood, L.L.C. One Thomas Circle, NW, Ste. 600 Washington, DC 20005	Other Media	First Lien Secured Debt Preferred Equity Common Equity	2.2%

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)

IDQ Holdings, Inc. 2901 West Kingsley Road Garland, TX 75041	Auto Sector	First Lien Secured Debt	—

ILC Industries, LLC c/o ILC Holdings Inc. 1 Maritime Plaza, Ste. 1555 San Francisco, CA 94111	Electronics	Second Lien Secured Debt	—

Infusystems Holdings, Inc. 31700 Research Park Drive Madison Heights, MI 48071	Healthcare, Education and Childcare	First Lien Secured Debt	—

Instant Web, Inc. 7951 Powers Boulevard Chanhassen, MN 55317	Printing and Publishing	First Lien Secured Debt	—

Interactive Health Solutions, Inc. 3800 North Wilke Road, Ste. 155 Arlington Heights, IL 60004	Healthcare, Education and Childcare	First Lien Secured Debt Preferred Equity Common Equity	2.7

Jackson Hewitt Tax Services Inc. 3 Sylvan Way, Ste. 301 Parsippany, NJ 07054	Personal, Food and Miscelleneous Services	First Lien Secured Debt	—

Jacobs Entertainment, Inc. 17301 W. Colfax Ave., Ste. 250 Golden, CO 80401	Hotels, Motels, Inns and Gaming	Second Lien Secured Debt	—

JF Acquisition, LLC 1330 St. Mary’s Street, Ste. 210 Raleigh, NC 27605	Distribution	Subordinated Debt Common Equity	2.5%

Kadmon Pharmaceuticals, LLC (Kadmon Holdings, LLC) Alexandria Center for Life Sciences 450 East 29th Street, 5th Floor New York, NY 10016	Healthcare, Education and Childcare	Common Equity	2.3%

K2 Pure Solutions NoCal, L.P. 3515 Massillion Road, Ste. 290 Uniontown, OH 44685	Chemicals, Plastics and Rubber	First Lien Secured Debt	—

Language Line, LLC One Lower Ragsdale Drive Building 2, Ste. 400 Monterey, CA 93940	Personal, Food and Miscelleneous Services	Second Lien Secured Debt	—

Learning Care Group (US) No. 2 Inc. (Learning Care Group (US), Inc.) 21333 Haggerty Road, Ste. 300 Novi, MI 48375	Education	Subordinated Debt Warrants	—

LINC USA GP and LINC Energy Finance (USA), Inc. 1000 Louisiana Street, Ste. 1500 Houston, TX 77002	Oil and Gas	Second Lien Secured Debt	—

LTI Flexible Products, Inc. 600 S. McClure Road, Stanislaus County, CA 95357	Chemical, Plastic and Rubber	Subordinated Debt Common Equity	2.8

MSpark, Inc. (f/k/a MailSouth, Inc.) 5901 Highway 52 East Helena, AL 35080	Printing and Publishing	Subordinated Debt	—

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)

Paradigm Management Services, LLC (Paradigm Acquisition Corp.) 1277 Treat Boulevard, Ste. 800 Walnut Creek, CA 94597	Healthcare, Education and Childcare	Second Lien Secured Debt Common Equity	1.2%

Penton Media, Inc. 249 W. 17th Street, 4th Floor New York, NY 10011	Other Media	First Lien Secured Debt	—

Pre-Paid Legal Services, Inc. (MidOcean PPL Holdings, Inc.) One Pre-Paid Way Ada, OK 74820	Personal, Food and Miscellaneous Services	Second Lien Secured Debt Common Equity	2.2%

Prince Mineral Holdings Corp. 14 East 44th Street New York, NY 10020	Mining, Steel, Iron and Non-Precious Metals	First Lien Secured Debt	—

Questex Media Group LLC (QMG HoldCo, LLC) 275 Grove Street, Ste. 2-130 Newton, MA 02466	Other Media	Second Lien Secured Debt Common Equity	4.8%

ROC Finance LLC and ROC Finance 1 Corp. One Campus Maritus, 1086 Woodward Avenue, Detroit, MI 48226	Hotels, Motels, Inns and Gaming	Second Lien Secured Debt	—

TRAK Acquisition Corp. 1001 Brickell Bay Drive, 27th Floor Miami, FL 33131	Business Services	First Lien Secured Debt Warrants	—

TZ Holdings, L.P. (Trizetto Group, Inc.) 567 San Nicolas Drive, Ste. 360 Newport Beach, CA 92660	Insurance	Preferred Equity Common Equity	0.2%

Varel International Energy Mezzanine Funding Corp. 1625 West Crosby Road, Ste. 124 Carrolton, TX 75006	Oil and Gas	Subordinated Debt	—

Veritext Corp. (VText Holdings, Inc.) 50 Public Square, 29th Floor Cleveland, OH 44113	Business Services	Common Equity	3.6%

Vestcom Parent Holdings, Inc. (Vestcom International, Inc.) 7304 Kanis Road Little Rock, AR 72204	Printing and Publishing	Subordinated Debt Common Equity	2.7%

VRide Holdings, Inc. 1220 Rankin Drive Troy, MI 48083	Personal Transportation	Preferred Equity Common Equity	3.3%

Worley Claims Services, LLC 303 Timber Creek, Hammond, LA 70403	Insurance	First Lien Secured Debt	—

AKA Diversified Holdings, Inc. 7505 South Louise Avenue, Sioux Falls, SD 57108	Retail	First Lien Secured Debt	—

Companies 5% to 24% Owned

DirectBuy Holdings, Inc. 8450 Broadway Merrillville, IN 46410	Consumer Products	Subordinated Debt Common Equity	10.4%

Name and Address of Portfolio Company	Nature of Business	Type of Investment	Voting Percentage Ownership (1)

EnviroSolutions Holdings, Inc. 11220 Asset Loop, Ste. 201 Manassas, VA 20109	Environmental Services	Common Equity	13.7%(2)

PAS Technologies, Inc. (PAS Tech Holdings, Inc.) 1234 Atlantic Street North Kansas City, MO 64116	Aerospace and Defense	Preferred Equity Common Equity	22.0%(2)

Performance Holdings, Inc. (NCP-Performance) One Performance Way Chapel Hill, NC 27514	Leisure, Amusement, Motion Pictures, Entertainment	Subordinated Debt Common Equity	5.9%

Service Champ, Inc. 180 New Britain Blvd. Chalfont, PA 18914	Auto Sector	Subordinated Debt Common Equity	7.7%

Companies 25% or More Owned

SuttonPark Holdings, Inc. 590 Madison Avenue, 15th Floor New York, NY 10022	Business Services	First Lien Secured Debt Subordinated Debt Preferred Equity Common Equity	100.0%(2),(3)

UP Support Services, Inc. 4848 Loop Central Drive Houston, TX 77081	Oil & Gas	First Lien Secured Debt Second Lien Secured Debt Preferred Equity	30.2%(2),(3)

(1)	Voting ownership percentage refers only to common equity, preferred equity and warrants held, if any, where we have voting rights.
(2)	Indicates that we hold voting seats on portfolio companies’ boards of directors.
(3)	Indicates that we provide managerial assistance. See “Certain Relationships and Transactions” for more information.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

	As of September 30,
Industry Classification	2013	2012
Personal, Food and Miscellaneous Services	11%	4%
Printing and Publishing	9	4
Business Services	8	6
Electronics	8	7
Energy/Utilities	8	7
Healthcare, Education and Childcare	7	8
Oil and Gas	7	3
Chemicals, Plastics and Rubber	6	5
Consumer Products	5	5
Hotels, Motels, Inns and Gaming	5	2
Other Media	5	4
Auto Sector	4	6
Communication	3	3
Distribution	2	4
Diversified Natural Resources, Precious Metals and Minerals	2	3
Environmental Services	2	2
Cargo Transport	1	6
Education	1	3
Mining, Steel, Iron and Non-Precious Metals	1	3
Insurance	1	2
Aerospace and Defense	—	2
Buildings and Real Estate	—	2
Leisure, Amusement, Motion Pictures, Entertainment	—	2
Telecommunications	—	2
Other	4	5

Total	100%	100%

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, four of whom are not “interested persons” of PennantPark Investment as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our Independent Directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.

Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three-year term. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent directors
Adam K. Bernstein	50	Director	2007	2015
Marshall Brozost	46	Director	2007	2014
Jeffrey Flug	51	Director	2007	2015
Samuel L. Katz	48	Director	2007	2014
Interested director
Arthur H. Penn	50	Chairman of the Board and Chief Executive Officer	2007	2016

Executive Officer Who is Not a Director

The following information pertains to our executive officer who is not a director of PennantPark Investment.

Name	Age	Position
Aviv Efrat	49	Chief Financial Officer and Treasurer

Officer Who is Not a Director

The following information pertains to our officer who is not a director of PennantPark Investment.

Name	Age	Position
Guy F. Talarico	58	Chief Compliance Officer

The executive office is located at 590 Madison Avenue, 15th Floor, New York, New York 10022.

Board of Directors’ Composition and Leadership Structure

The 1940 Act requires that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of the Company. Currently, four of our five directors are Independent Directors. The Chairman of our board of directors is our Chief Executive Officer and therefore an interested person of us. The Independent Directors believe that the combined position of Chief Executive Officer and Chairman of the board of directors results in efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between the Chief Executive Officer and the Chairman and by offering the ability to capitalize on the specialized knowledge acquired from the duties of the roles. The board of directors has not identified a lead Independent Director; however, it has determined that its leadership structure, in which 80% of the directors are Independent Directors and, as such, are not affiliated with the Investment Adviser or the Administrator, is appropriate in light of the services that the Investment Adviser and the Administrator provide us and the potential conflicts of interest that could arise from these relationships.

Board of Directors’ Risk Oversight Role

The board of directors performs its risk oversight function primarily through (1) its three standing committees, described more fully below, which report to the entire board of directors and are comprised solely of Independent Directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee,” “Nominating and Corporate Governance Committee” and “Compensation Committee,” the board of directors’ Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee assist the board of directors in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements and systems of internal controls regarding finance and accounting, pre-approving the engagement of an independent registered public accounting firm to render audit and/or permissible non-audit services and evaluating the qualifications, performance and independence of the independent registered public accounting firm. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Compensation Committee’s risk oversight responsibilities include determining, or recommending to the board for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any, and assisting the board of directors with matters related to compensation, as directed by the board of directors. The Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee consist solely of Independent Directors.

The board of directors also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the board of directors, addresses at a minimum: (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the Independent Directors at least once each year.

We believe that the board of directors’ role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited by the asset coverage requirements set forth in the 1940 Act (including any relief provided by the SEC thereto), and we generally must invest at least 70% of our total assets in “qualifying assets.” In addition, we elected to be treated as a RIC under the Code. As a RIC, we must, among other things, meet certain income source and asset diversification requirements.

We believe that the extent of the board of directors’ and its committees’ roles in risk oversight complements the board of directors’ leadership structure. Because they are comprised solely of Independent Directors, the

Audit Committee, the Nominating and Corporate Governance Committee and Compensation Committee are able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent auditors, Chief Compliance Officer and Chief Executive Officer, the Independent Directors have similarly established direct communication and oversight channels that the board of directors believes foster open communication and early detection of issues of concern.

We believe that the board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among the board of directors and its committees with respect to the oversight of risk is appropriate. However, the board of directors and its committees continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Biographical Information

The board of directors believes that, collectively, the directors have balanced and diverse experience, qualifications, attributes and skills, which allow the board of directors to operate effectively in governing us and protecting the interests of our stockholders. Below is a description of the various experiences, qualifications, attributes and/or skills with respect to each director considered by the board of directors. Our directors have been divided into two groups-interested directors and Independent Directors. Interested directors are “interested persons” as defined in the 1940 Act.

Independent Directors

Adam K. Bernstein (50), Director. Mr. Bernstein became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Bernstein is President of The Bernstein Companies, a Washington, D.C.-based real estate firm which he joined in 1986. Mr. Bernstein runs a diversified company that includes a Hotel division, a Private Real Estate Investment Trust, and a structured financed group that focuses on tax credit syndication and project lending for community development projects nationwide. In 2012, Mr. Bernstein was appointed to the Board of Overseers of the School of Arts and Sciences at the University of Pennsylvania.

Marshall Brozost (46), Director. Mr. Brozost became a Director of PennantPark Investment Corporation and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Since May 2012, Mr. Brozost has been a Partner at Schulte Roth & Zabel LLP, where he practices in the real estate and private equity groups. Prior to Schulte Roth & Zabel, Mr. Brozost practiced law at O’Melveny & Myers LLP from 2001 to 2004; Solomon & Weinberg LLP from 2004 to 2005; and Dewey & LeBoeuf LLP from 2005 to 2012. Mr. Brozost also served as a Vice President of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (51), Director. Mr. Flug became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Since October 2012, Mr. Flug has been a director of Sears Hometown and Outlet Stores, Inc. Since 2009, Mr. Flug has been the President of Union Square Hospitality Group, LLC, an exclusive chain of restaurants. Mr. Flug was Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. from 2006 to 2008. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (48), Director. Mr. Katz became a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Since 2007, Mr. Katz has been the Managing Partner of TZP Group LLC, a private equity fund. He served as Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. From 1996 to 2006, Mr. Katz held a variety of senior positions at Cendant Corporation including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. Mr. Katz was also Co-Chairman of Cendant’s Marketing Services Division as well as Chief Strategic Officer.

Interested Director

Arthur H. Penn (50), Founder, Chief Executive Officer and Chairman of the board of directors. Mr. Penn became the Chief Executive Officer and a Director of PennantPark Investment and PennantPark Floating Rate Capital Ltd. at their inception in January 2007 and October 2010, respectively. He also founded and became Managing Member of PennantPark Investment Advisers in January 2007. Mr. Penn co-founded Apollo Investment Management in 2004, where he was a Managing Partner from 2004 to 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in 2004 to 2006 and served as President and Chief Operating Officer of that company in 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High-Yield Capital Markets at Lehman Brothers.

Executive Officer and Officer who are not Directors

Aviv Efrat (49), Chief Financial Officer and Treasurer. Mr. Efrat became Chief Financial Officer and Treasurer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in February 2007 and October 2010, respectively. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Mr. Efrat was a Director at BlackRock, Inc., where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies from 1997 to 2007. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

Guy F. Talarico (58), Chief Compliance Officer. Mr. Talarico became Chief Compliance Officer of PennantPark Investment and PennantPark Floating Rate Capital Ltd. in May 2008 and March 2011, respectively. Mr. Talarico has served as Chief Compliance Officer for investment advisers, private funds and investment companies since 2004 when he founded Alaric Compliance Services, LLC. From 2001 to 2004, Mr. Talarico was Senior Director at Investors Bank & Trust Company where he was servicing investment advisers, mutual funds and institutions. From 1986 to 2001, Mr. Talarico was a division executive with JPMorgan Chase Bank, N.A., servicing equity and fixed-income portfolio management, money market trading and custody functions, as well as overseeing compliance. Mr. Talarico has been admitted to practice law in the States of New Jersey and New York.

Committees of the Board of Directors

For the fiscal year ended September 30, 2013, we held four board of directors meetings, four Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the board of directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board of directors and committee meetings, and encourage directors to attend the annual meeting of stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Flug and Katz serve as Co-Chairmen of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the board of directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to the board of directors whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filings of our quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities. The board of directors and Audit Committee use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that each of Messrs. Flug and Katz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act. The Audit Committee Charter is available on our website www.pennantpark.com.

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the NASDAQ and NYSE corporate governance rules. Messrs. Bernstein and Brozost serve as Co-Chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the board of directors or a committee of the board of directors, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on our website www.pennantpark.com.

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by the board of directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as director of the board of directors include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in our Nominating and Corporate Governance Committee Charter; and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of the board of directors, but the Nominating and Corporate Governance Committee will consider such factors as they may deem are in the best interests of us and our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of the board of directors’ annual-self assessment, the members of the

Nominating and Corporate Governance Committee evaluate the membership of the board of directors and whether the board of directors maintains satisfactory policies regarding membership selection.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the board of directors for determining, the compensation of the Company’s chief executive officer and all other executive officers, paid directly by the Company, if any. The Compensation Committee also assists the board of directors with all matters related to compensation, as directed by the board of directors. The current members of the Compensation Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is not an interested person of us for purposes of the 1940 Act and the NASDAQ corporate governance rules. As discussed below, none of our executive officers is directly compensated by the Company and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. The Compensation Committee Charter is available on the Company’s website (www.pennantpark.com).

Compensation of Directors

The following table shows information regarding the compensation paid by us to our directors for the fiscal year ended September 30, 2013. No compensation is paid directly by us to any interested director or executive officer of the Company.

	PennantPark Investment Corporation			PennantPark Floating Rate Capital, Ltd.
Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/officer	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director/ officer
Independent directors
Adam K. Bernstein	$102,500	None	$102,500	$57,500	None	$57,500
Marshall Brozost	$102,500	None	$102,500	$57,500	None	$57,500
Jeffrey Flug	$112,500	None	$112,500	$60,000	None	$60,000
Samuel L. Katz	$112,500	None	$112,500	$60,000	None	$60,000
Interested director
Arthur H. Penn	None	None	None	None	None	None
Executive officer
Aviv Efrat(2)	None	None	None	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Efrat is an employee of the Administrator.

Each Independent Director receives an annual payment of $90,000 for services performed on behalf of us as a director. The Independent Directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board of directors meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board of directors meeting). In addition, each Co-Chairman of the Audit Committee receives an annual fee of $12,500 and each Co-Chairman of any other committee receives an annual fee of $2,500 for his additional services in these capacities. Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of NAV or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons” (as defined in the 1940 Act).

Portfolio Managers, or Senior Investment Professionals, Biographical Information.

Our Investment Adviser has three experienced senior investment professionals in addition to Mr. Penn. These senior investment professionals of the Investment Adviser have worked together for many years, and average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which provides us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information. Our investment professionals receive no compensation from us. The compensation of these individuals is paid by our Investment Adviser and compensation includes a base salary and a bonus contingent upon past and future performance.

Salvatore Giannetti III joined PennantPark Investment Advisers in February 2007. Mr. Giannetti was most recently Partner in the private equity firm Wilton Ivy Partners since 2004. He was a Managing Director at UBS Securities LLC in its Financial Sponsors and Leveraged Finance Group from 2000 to 2001. From 1997 to 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. joined PennantPark Investment Advisers in March 2007. Mr. Williams was most recently a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Securities LLC. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to 2007. During Mr. Williams' tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

Jose A. Briones joined PennantPark Investment Advisers in December 2009. Mr. Briones was most recently a Partner of Apollo Investment Management, L.P. and a member of its investment committee since 2006. He was a Managing Director with UBS Securities LLC in the Financial Sponsors and Leveraged Finance Group from 2001 to 2006. Prior to joining UBS he was a Vice President with JP Morgan in the Global Leveraged Finance Group from 1999 to 2001. From 1992 to 1999, Mr. Briones was a Vice President at BT Securities and BT Alex Brown Inc. in the Corporate Finance Department.

In addition to managing our investments, as of September 30, 2013, our portfolio managers also managed investments on behalf of the following entity:

Name	Entity	Investment Focus	Gross Assets ($ in millions)
PennantPark Floating Rate Capital Ltd.	Business development company	Primarily floating rate loans, with an emphasis on senior secured loans, in middle-market leveraged companies.	$329
Other Managed Fund	Private Investment Fund	Other credit opportunities	$ 49

The management and incentive fees payable by PennantPark Floating Rate Capital Ltd. are based on the gross assets and performance of PennantPark Floating Rate Capital Ltd., respectively.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of December 11, 2013, to our knowledge, no person would be deemed to “control” us, as such term is defined in the 1940 Act. Our directors consist of an interested director and Independent Directors.

The following table sets forth, as of December 11, 2013, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

Name and Address(1)	Type of Ownership(4)	Shares Owned	Percentage of Common Stock Outstanding

Independent directors
Adam K. Bernstein(2)	Record/Beneficial	88,971	*
Marshall Brozost	Record/Beneficial	13,540	*
Jeffrey Flug	Record/Beneficial	227,288	*
Samuel L. Katz	Record/Beneficial	113,482	*
Interested director
Arthur H. Penn(3)	Record/Beneficial	537,323	0.8%
Executive officer
Aviv Efrat	Record/Beneficial	44,790	*

All directors and executive officer as a group (6 persons)		1,025,394	1.5%

(1)	The address for each officer and director is c/o PennantPark, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Bernstein is the President of JAM Investments, LLC and may therefore be deemed to own beneficially the 68,236 shares of PNNT held by JAM Investments, LLC.
(3)	Mr. Penn is the Managing Member of the Investment Adviser and may therefore be deemed to own beneficially the 342,611 shares of PNNT held by the Investment Adviser.
(4)	Sole voting power.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors, Officers and Senior Investment Professionals

The following table sets forth the dollar range of our common stock beneficially owned by each of our directors, officers and senior investment professionals as of December 6, 2013. Information as to the beneficial ownerships is based on information furnished to us by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Directors	Dollar Range of the Common Stock of the Companies(1)
Independent directors	PennantPark Investment Corporation	PennantPark Floating Rate Capital Ltd.	Total
Adam K. Bernstein(2)	Over $1,000,000	$ 50,001 - $100,000	Over $1,000,000
Marshall Brozost	$100,001 - $500,000	None	$100,001 - $ 500,000
Jeffrey Flug	Over $1,000,000	None	Over $1,000,000
Samuel L. Katz	Over $1,000,000	$500,001 - $1,000,000	Over $1,000,000

Interested director
Arthur H. Penn(3)	Over $1,000,000	Over $1,000,000	Over $1,000,000

Senior Investment Professionals
Jose A. Briones	$500,001 - $1,000,000	$100,001 - $ 500,000	$500,001 - $1,000,000
Salvatore Giannetti III	$100,001 - $500,000	$100,001 - $ 500,000	$100,001 - $ 500,000
P. Whitridge Williams, Jr.	$500,001 - $1,000,000	$100,001 - $ 500,000	$500,001 - $1,000,000

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.
(2)	Also reflects holdings of JAM Investments, LLC.
(3)	Also reflects holdings of PennantPark Investment Advisers, LLC.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

Investment Management Agreement

PennantPark Investment has entered into the Investment Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of PennantPark Investment’s board of directors, manages the day-to-day operations of, and provides investment advisory services to, us. Mr. Penn, our Chairman and Chief Executive Officer, is the managing member and a senior investment professional of, and has a financial and controlling interest in PennantPark Investment Advisers. PennantPark Investment, through the Investment Adviser, provides similar services to our SBIC Funds under their investment management agreements. Such investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. Under the terms of our Investment Management Agreement, the Investment Adviser:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

•	closes and monitors the investments we make; and

•	provides us with such other investment advisory, research and related services, as we may need from time to time.

PennantPark Investment Advisers’ services under our Investment Management Agreement are not exclusive, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors would monitor any potential conflicts that may arise upon such a development. For providing these services, the Investment Adviser receives a fee from PennantPark Investment, consisting of two components-a base management fee and an incentive fee, or collectively, Management Fees.

Investment Advisory Fees

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets”, which equal our gross assets net of U.S. Treasury Bills, temporary draws under any credit facility, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter and adjusted to exclude cash, cash equivalents and unfunded delayed draw loans, if any (see example below), and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser earned base management fees of $21.3 million, $17.5 million and $14.9 million, respectively, from us.

The following is a hypothetical example of the calculation of average adjusted gross assets:

Gross assets as of December 31, 20XX = $160 million

U.S. Treasury bills and temporary draws on credit facilities as of December 31, 20XX = $10 million

Adjusted gross assets as of December 31, 20XX = $150 million

Gross assets as of March 31, 20XX = $200 million

U.S. Treasury bills and temporary draws on credit facilities as of March 31, 20XX = $20 million

Adjusted gross assets as of March 31, 20XX = $180 million

Average adjusted gross assets as of December 31, 20XX and March 31, 20XX which are the two most recently completed calendar quarter ends, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter = ($150 million + $180 million) / 2 = $165 million

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income, including any other fees, other than fees for providing managerial assistance, such as amendment, commitment, origination, prepayment penalties, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, computed net of realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a percentage of the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) (we refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up” which is meant to provide our Investment Adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a hurdle did not apply, if this net investment income exceeds 2.1875% in any calendar quarter), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized), once the hurdle is reached and the catch-up is achieved, 20% of the Pre-Incentive Fee Net Investment Income thereafter is allocated to our Investment Adviser. These calculations are prorated for any share issuances or repurchases, if applicable. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser earned $16.8 million, $14.2 million and $13.2 million, respectively, in net investment income from us.

The following is a graphical representation of the calculation of quarterly incentive fee based on Pre-Incentive Fee Net Investment Income:

Pre-Incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income

allocated to income-related portion of incentive fee

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the fiscal years ended September 30,

2013, 2012 and 2011 the Investment Adviser did not earn an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual, we considered the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the years ended September 30, 2013, 2012 and 2011, our unrealized and realized capital gains did not exceed our cumulative realized and unrealized losses and therefore resulted in no accrual for capital gains incentive fees under GAAP.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.55%

Pre-Incentive Net Investment Income does not exceed the hurdle; therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.00%

Incentive fee	= 20% X Pre-Incentive Fee Net Investment Income, subject to “catch-up”
= 2.00% - 1.75%
= 0.25%
= 100% X 0.25%
= 0.25%

Alternative 3:

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.30%

Incentive fee	= 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”
Incentive fee	= 100% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income - 2.1875%))
Catch-up	= 2.1875% - 1.75%
= 0.4375%
= (100% x 0.4375%) + (20% x (2.30% - 2.1875%))
= 0.4375% + (20% x 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of net assets.
(1)	Represents 7.0% annualized hurdle.
(2)	Represents 2.0% annualized base management fee.

Example 2: Capital Gains Portion of Incentive Fee:

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation, capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 20% x (6% -1%)
= 20% x 5%
= 1%

Organization of the Investment Adviser

PennantPark Investment Advisers is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The principal executive office of PennantPark Investment Advisers is located at 590 Madison Avenue, 15th Floor, New York, NY 10022.

Duration and Termination of Investment Management Agreement

The Investment Management Agreement was re-approved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2013. Unless terminated earlier as described below, our Investment Management Agreement will continue in effect for a period of one year through February 2014. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us or the Investment Adviser. In determining to re-approve the Investment Management Agreement, our board of directors requested information from the Investment Adviser that enabled it to evaluate a number of factors relevant to its determination. These factors included the nature, quality and extent of services performed by the Investment Adviser, our ability to manage conflicts of interest effectively, our short and long-term performance, our costs, including as compared to comparable externally and internally managed publicly traded BDCs that engage in similar investing activities, our profitability and any economies of scale. Based on the information reviewed and the considerations detailed above, our board of directors, including all of our directors who are not interested persons of us or the Investment Adviser, concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and re-approved the Investment Management Agreement as being in the best interests of our stockholders. The Investment Management Agreement will automatically terminate in the event of its assignment.

The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk Factors—Risks Relating to our Business and Structure—We are dependent upon our Investment Adviser’s key personnel for our future success, and if our Investment Adviser is unable to hire and retain qualified personnel or if our Investment Adviser loses any member of its management team, our ability to achieve our investment objectives could be significantly harmed” for more information.

Administration Agreements

We have entered into an agreement, or the Administration Agreement, with the Administrator, under which the Administrator furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under this agreement, the Administrator performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Administrator assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. PennantPark Investment, through the Administrator, provides similar services to our SBIC Funds under their administration agreements. Payments under our Administration Agreement are equal to an amount based upon our allocable portion of the Administrator’s overhead in performing its obligations under our Administration Agreement, including rent and our allocable portion of the cost of compensation and related expenses of our Chief Compliance Officer and Chief Financial Officer and their respective staffs. Under our Administration Agreement, the Administrator offers, on our behalf, managerial assistance to those portfolio companies to which we are required to offer such assistance. To the extent that our Administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the Administrator. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser and Administrator, collectively, were reimbursed $2.9 million, $3.6 million and $2.6 million, respectively, from us, including expenses it incurred on behalf of the Administrator for the services described above.

PennantPark Investment entered into an administration agreement with SPH. Under the administration agreement with SPH, or the SPH Administration Agreement, PennantPark Investment, through the Administrator, furnishes SPH with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Additionally, the Administrator performs, or oversees the performance of, SPH’s required administrative services, which include, among other things, maintaining financial records, preparing financial reports and filing tax returns. Payments under the SPH Administration Agreement are equal to an amount based upon SPH’s allocable portion of the Administrator’s overhead in performing its obligations under the SPH Administration Agreement, including rent and the allocable portion of the cost of compensation and related expenses of our Chief Financial Officer and respective staff. For the fiscal years ended September 30, 2013, 2012 and 2011, PennantPark Investment was reimbursed $0.4 million, $0.7 million and $0.5 million, respectively, from SPH, including expenses it incurred on behalf of the Administrator for the services described above.

Duration and Termination of Administration Agreement

The Administration Agreement was re-approved by our board of directors, including a majority of our directors who are not interested persons of PennantPark Investment, in February 2013.

Unless terminated earlier as described below, our Administration Agreement will continue in effect for a period of one year through February 2014. It will remain in effect if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons of us.

The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party upon not more than 60 days’ written notice to the other.

Indemnification

Our Investment Management Agreement and Administration Agreement provide that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations, PennantPark Investment Advisers and PennantPark Investment Administration and their officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from PennantPark Investment for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ and PennantPark Investment Administration’s services under our Investment Management Agreement or Administration Agreement or otherwise as Investment Adviser or Administrator for PennantPark Investment.

License Agreement

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has granted us a royalty-free, non-exclusive license to use the name “PennantPark.” Under this agreement, we have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our Investment Adviser. Other than with respect to this limited license, we have no legal right to the “PennantPark” name.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

As a BDC, we generally invest in illiquid securities including debt and equity investments of middle-market companies. Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers, if available, or otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We expect that there will not be readily available market values for many of the investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described herein, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may differ from our valuation and the difference could be material. See Notes 2 and 5 to the Consolidated Financial Statements.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of the Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)	Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of an investment. The independent valuation firms review management’s preliminary valuations in light of its own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assess the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith, based on the input of our Investment Adviser, the independent valuation firms and the audit committee.

To the extent we invest in derivative instruments in the future, such instruments would be valued in accordance with our valuation policy.

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of PennantPark Investment. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us at the reporting period date.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below NAV of our common stock at the time at which the sale is made unless we receive the consent of the majority of our common stockholders to do so, and the board of directors decides that such an offering is in the best interests of our common stockholders. Our board of directors will consider the following factors, among others, in making such determination:

•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•	our management’s assessment of whether any change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recent public filing with the SEC that discloses the NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•	the magnitude of the difference between the offering price of the shares of our common stock in the proposed offering and management’s assessment of any change in the NAV of our common stock during the period discussed above.

Importantly, this determination will not necessarily require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act. However, if we receive the consent of a majority of our common stockholders to issue shares of our common stock at a price below our then current NAV and our board of directors decides that such an offering is in the best interest of our common stockholders, then we may undertake such an offering. See “Sales Of Common Stock Below Net Asset Value” for more information.

To the extent that the above procedures result in even a remote possibility that we may (i) in the absence of stockholder approval issue shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or (ii) trigger our undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the NAV fluctuates by certain amounts in certain circumstances until the prospectus is amended, the board of directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine NAV within two days prior to any such sale to ensure that such sale will not be below our then current NAV, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine NAV to ensure that such undertaking has not been triggered.

We may, however, subject to the requirements of the 1940 Act, issue rights to acquire our common stock at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to this registration statement on Form N-2, we must then be qualified to register our securities on Form N-2. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience dilution.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations of the board of directors described in this section, and we will maintain these records with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of registered stockholders to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

Generally, we intend to issue shares to implement the plan, when our shares are trading at a premium to our NAV per share. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on the NASDAQ Global Select Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

Except as described below, the plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commissions from the proceeds. Additionally, there are brokerage commissions, currently $0.03 per share, incurred in connection with open market purchases.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the plan administrator’s Interactive Voice Response System at 1-800-278-4353.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

As of September 30, 2013, our authorized capital stock consisted of 100,000,000 shares of stock, par value $0.001 per share, all of which is classified as common stock. Our common stock is quoted on the NASDAQ Global Select Market under the ticker symbol “PNNT.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The last reported closing market price of our common stock on December 6, 2013 was $11.93 per share. As of September 30, 2013, we had 11 stockholders of record.

The following are our outstanding classes of securities as of September 30, 2013:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding
Common Stock, par value $0.001 per share	100,000,000	—	66,499,327

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of assets legally available. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PennantPark Investment, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate us to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust employee benefit plan, or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding.

Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to a proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and, without requiring a preliminary determination of the ultimate entitlement to indemnification to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Provisions of the Maryland General Corporation Law and our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The terms of the first, second and third classes will expire at the annual meeting of stockholders held in 2014, 2015, and 2016, respectively, and in each case, those directors will serve until their successors are duly elected and qualify. Upon expiration of their current terms, directors of each class will be elected to serve for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the board of directors or (3) by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) by or at the direction of the board of directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors by a stockholder who was a stockholder of record at the time of provision of notice and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future to the extent permitted by the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DESCRIPTION OF OUR PREFERRED STOCK

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act.

The 1940 Act generally requires that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets less liabilities not represented by indebtedness, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

For any series of preferred stock that we may issue, our board of directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, as well as whether such dividends are cumulative or non-cumulative and participating or non-participating;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers, if any, of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our board of directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends, if any, thereon will be cumulative. If we issue shares of preferred stock, holders of such preferred stock will be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods for each series. In general, the dividend periods for fixed rate preferred stock can range from quarterly to weekly and are subject to extension. We expect the dividend rate to be variable and determined for each dividend period.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common or preferred stock or a specified principal amount of debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;

•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;

•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	the terms of the securities issuable upon exercise of the warrants;

•	if applicable, a discussion of certain U.S. federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise price is not less than the then current NAV per share of our common stock (unless the requirements of Section 63 of the 1940 Act are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

DESCRIPTION OF OUR SUBSCRIPTION RIGHTS

We may issue subscription rights to purchase common stock. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with any subscription rights offering to our stockholders, we may enter into a standby underwriting or other arrangement with one or more underwriters or other persons pursuant to which such underwriters or other persons would purchase any offered securities remaining unsubscribed for after such subscription rights offering. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In connection with a subscription rights offering to our stockholders, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our stockholders on the record date that we set for receiving subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•	the title of such subscription rights;

•	the exercise price or a formula for the determination of the exercise price for such subscription rights;

•	the number or a formula for the determination of the number of such subscription rights issued to each stockholder;

•	the extent to which such subscription rights are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights would commence, and the date on which such rights will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities;

•	if applicable, the material terms of any standby underwriting or other purchase arrangement that we may enter into in connection with the subscription rights offering; and

•	any other terms of such subscription rights, including terms, procedures and limitations relating to the exchange and exercise of such subscription rights.

Exercise of Subscription Rights

Each subscription right would entitle the holder of the subscription right to purchase for cash such amount of shares of common stock or other securities at such exercise price as will in each case be set forth in, or be determinable as set forth in, the prospectus supplement relating to the subscription rights offered thereby or another report filed with the SEC. Subscription rights may be exercised at any time up to the close of business on the expiration date for such subscription rights set forth in the applicable prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Subscription rights may be exercised as set forth in the prospectus supplement relating to the subscription rights offered thereby. Upon receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement, we will forward, as soon as practicable, the shares of common stock or other securities purchasable upon such exercise. We may determine to offer any unsubscribed offered securities directly to stockholders, persons other than stockholders, to or through agents, underwriters or dealers or through a combination of such methods, including pursuant to standby underwriting or other arrangements, as set forth in the applicable prospectus supplement.

DESCRIPTION OF OUR DEBT SECURITIES

For the fiscal year ended September 30, 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes for net proceeds of $68.8 million after underwriting discounts and offering costs. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year, commencing on May 1, 2013. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are our general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are quoted on the NYSE under the ticker symbol “PNTA.” The last reported closing market price of the 2025 Notes on December 6, 2013 was $23.93 per $25 of par.

We may issue additional debt securities in one or more series. The specific terms of each additional series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and a financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, see “Description of our Debt Securities—Events of Default” for more information. Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest, you will need to read the indenture. We have filed the indenture with the SEC.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities and whether or not the offering may be reopened for additional securities of that series and on what terms;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;

•	the place or places, if any, other than or in addition to The City of New York, of payment, transfer, conversion and/or exchange of the debt securities;

•	the denominations in which the offered debt securities will be issued;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any Events of Default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;

•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt only in amounts such that we are in compliance with our asset coverage, as defined in the 1940 Act, excluding the SBA debentures due to SEC exemptive relief granted in June 2011. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

General

The indenture provides that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement, or offered debt securities, and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities, or underlying debt securities may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “Description of our Debt Securities-Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

If any debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share at the time of issuance of such debt securities (unless the majority of our board of directors determines that a lower exercise price is in the best interests of us and our stockholders, a majority of our stockholders (including stockholders who are not affiliated persons of us) have approved an issuance of common stock below the then current NAV per share in the 12 months preceding the issuance and the exercise price closely approximates the market value of our common stock at the time the debt securities are issued).

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will issue debt securities in book-entry only form represented by global securities.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;

•	whether it imposes fees or charges;

•	how it would handle a request for the holders’ consent, if ever required;

•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;

•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and

•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under “Description of our Debt Securities—Global Securities—Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;

•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “Description of our Debt Securities—Issuance of Securities in Registered Form” above;

•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;

•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;

•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security. We and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security. We and the trustee also do not supervise the depositary in any way;

•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;

•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;

•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds. Your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and

•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities. There may be more than one financial intermediary in the chain of ownership for an investor. We do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “Description of our Debt Securities—Issuance of Securities in Registered Form” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;

•	if we notify the trustee that we wish to terminate that global security; or

•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived; we discuss defaults later under “Description of our Debt Securities—Events of Default.”

The prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, often about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “Description of our Debt Securities—Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following:

•	we do not pay the principal of, or any premium on, a debt security of the series on its due date;

•	we do not pay interest on a debt security of the series within 30 days of its due date;

•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date;

•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series;

•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur; and

•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 25% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities. If this happens, the default will be treated as if it had not occurred. No one can waive a payment default on a holder’s debt security, however, without the holder’s approval.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

•	where we merge out of existence or sell our assets, the resulting entity must agree to be legally responsible for our obligations under the debt securities;

•	alternatively, we must be the surviving company;

•	immediately after the transaction no event of default will exist;

•	we must deliver certain certificates and documents to the trustee; and

•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;

•	reduce any amounts due on a debt security;

•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;

•	adversely affect any right of repayment at the holder’s option;

•	change the place or currency of payment on a debt security (except as otherwise described in the prospectus or prospectus supplement);

•	impair your right to sue for payment;

•	adversely affect any right to convert or exchange a debt security in accordance with its terms;

•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;

•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;

•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and

•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and

•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

In each case, the required approval must be given by written consent.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “Description of our Debt Securities—Modification or Waiver—Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;

•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and

•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “Description of our Debt Securities—Defeasance—Full Defeasance.” We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “Description of our Debt Securities—Indenture Provisions—Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and

•	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, as amended, and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;

•	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an Internal Revenue Service ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity. Under current U.S. federal tax law, the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and

•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate certifying compliance with all conditions precedent to defeasance.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “Description of our Debt Securities—Indenture Provisions—Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;

•	without interest coupons; and

•	unless we indicate otherwise in the prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We have appointed the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities. We may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and

•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

American Stock Transfer & Trust Company, LLC is the trustee under the indenture.

Certain Considerations Relating to Foreign Currencies

Debt securities denominated or payable in foreign currencies may entail significant risks. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved and will be more fully described in the applicable prospectus supplement.

DESCRIPTION OF OUR UNITS

As specified in the applicable prospectus supplement, we may issue units comprised of one or more of the other securities described in this prospectus in any combination. Each unit may also include securities issued by the U.S. Treasury. Each unit will be issued so that the holder of the unit is also the holder of each security included in the unit. Thus, the holder of a unit will have the rights and obligations of a holder of each included security. The prospectus supplement will describe:

•	the designation and terms of the units and of the securities comprising the units, including whether and under what circumstances the securities comprising the units may be held or transferred separately;

•	a description of the terms of any unit agreement governing the units;

•	a description of the provisions for the payment, settlement, transfer or exchange of the units; and

•	whether the units will be issued in fully registered or global form.

If a unit includes a share of common stock, the public offering price for the unit will reflect a price per share of common stock that equals or exceeds our then current NAV per share, unless the requirements of Section 63 of the 1940 Act have been satisfied. Section 63 permits us to sell shares of common stock below our then current NAV per share if: (1) the majority of our board of directors approves the offering as being in the best interests of us and our stockholders, (2) a majority of our stockholders (including a majority of our stockholders who are not affiliated persons of us) have approved the issuance of common stock below the then current NAV per share in the 12 months preceding the offering and (3) the offering price closely approximates the market value of the common stock. If the Section 63 requirements are met, the price per share of common stock included in a unit may be below the Company’s then current NAV per share. See “Sales of Common Stock Below Net Asset Value” for more information.

Units may also include warrants to purchase shares of our common stock in the future. We may generally only offer such warrants if (1) the warrants expire by their terms within ten years, (2) the exercise price is not less than the market value of our common stock at the date of issuance, (3) the exercise prices is not less than the then current NAV per share of our common stock (unless the Section 63 requirements are met), (4) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of us and our stockholders and, (5) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them have been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

Units may also include subscription rights to purchase shares of our common stock. We will not offer transferable subscription rights in a unit providing for subscription at a price below the then current NAV per share of common stock, excluding underwriting commissions, unless we first file a post-effective amendment that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued.

Units may also include debt securities. If such debt securities are convertible into shares of our common stock, the exercise price for such conversion will not be less than the NAV per share of our common stock at the time of issuance of the unit (unless the Section 63 requirements are met).

The descriptions of the units and any applicable underlying security or pledge or depositary arrangements in this prospectus and in any prospectus supplement are summaries of the material provisions of the applicable agreements and are subject to, and qualified in their entirety by reference to, the terms and provisions of the applicable agreements, forms of which have been or will be filed as exhibits to the registration statement of which this prospectus forms a part.

REGULATION

We are a BDC under the 1940 Act, which has qualified and intends to continue to qualify to maintain an election to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between a BDC and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investments. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. We may enter into hedging transactions to manage the risks associated with interest rate fluctuations. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the BDC’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined under the 1940 Act to include any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but is excluded from the definition of an investment company by Section 3(c) of the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have any class of securities listed on a national securities exchange;

(ii)	has any class of securities listed on a national securities exchange subject to a maximum market capitalization of $250.0 million; or

(iii)	is controlled by a BDC, either alone or as part of a group acting together, and such BDC in fact exercises a controlling influence over the management or policies of such eligible portfolio company and, as a result of such control, has an affiliated person who is a director of such eligible portfolio company.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. operating company or from an affiliated person of the issuer, or in transactions incidental thereto, if such issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.

Managerial Assistance to Portfolio Companies

As a BDC, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if a BDC purchases securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. Our Administrator may provide such assistance on our behalf to portfolio companies that request such assistance. Officers of our Investment Adviser and Administrator provide assistance to our controlled affiliates.

Temporary Investments

Pending investments in other types of qualifying assets, as described above, may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. We may invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests, as defined later in this prospectus, in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is compliant with the 1940 Act, immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage requirement at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to our asset coverage ratio. We received exemptive relief from the SEC allowing us to modify the asset coverage requirement to exclude the SBA debentures from the calculation. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” for more information.

Joint Code of Ethics and Code of Conduct

We and PennantPark Investment Advisers have adopted a joint code of ethics pursuant to Rule 17j-1 under the 1940 Act and a code of conduct that establish procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the codes’ requirements. Our joint code of ethics and code of conduct are available, free of charge, on our website at www.pennantpark.com. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the joint code of ethics is attached as an exhibit to our annual report on Form 10-K and is available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain a copy of our joint code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to our Investment Adviser. The Proxy Voting Policies and Procedures of our Investment Adviser are set forth below. The guidelines are reviewed periodically by our Investment Adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to our Investment Adviser.

Introduction

As an Investment Adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies, free of charge, by calling us collect at (212) 905-1000 or by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Privacy Protection Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our Investment Adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Our privacy protection policies are available, free of charge, on our website at www.pennantpark.com. In addition, the privacy policy is available on the EDGAR Database on the SEC’s Internet site at www.sec.gov, filed as an exhibit to our annual report on Form 10-K (File No. 814-00736), filed on November 16, 2011. You may also obtain copies of our privacy policy, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors, including a majority of our directors who are not interested persons of us and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC and SBA for compliance with the 1940 Act and 1958 Act, respectively.

We are required by law to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to PennantPark Investment or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers have each adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws. We review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and we designate a Chief Compliance Officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act imposes several regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us.

For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•	pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal controls over financial reporting; and

•	pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the Exchange Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated there-under. We continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and continue to take actions necessary to ensure that we are in compliance with that act.

Small Business Administration Regulations

SBIC LP and SBIC II are licensed under the SBA as SBICs under Section 301(c) of the 1958 Act. SBIC LP and SBIC II received their licenses in July 2010 and January 2013, respectively.

SBICs are designed to stimulate the flow of capital to businesses that meet specified eligibility requirements discussed below. Under SBA regulations, our SBIC Funds are subject to regulatory requirements including making investments in SBA eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, placing certain limitations on the financing terms of investments, prohibiting investing in certain industries, and required capitalization thresholds among other regulations. Furthermore, our SBIC Funds are subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP pursuant to SBA accounting standards and financial reporting requirements for SBICs. For example, SBIC LP does not use fair value accounting on its assets or liabilities under SBA valuation guidelines. If either of our SBIC Funds fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit use of debentures, declare outstanding debentures immediately due and payable, and/or limit our SBIC Funds from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the 1958 Act or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are our wholly owned subsidiaries.

Eligible Small and Smaller Businesses

Under present SBA regulations, eligible small business include businesses that (together with their affiliates) have tangible net worth not exceeding $18.0 million and have average annual net income of $6.0 million for the two most recent fiscal years. In addition, each of our SBIC Funds must invest at least 25% of investments in “smaller” concerns. A smaller concern is a business that has tangible net worth not exceeding $6.0 million and has average annual net income not exceeding $2.0 million for the two most recent fiscal years or, as an alternative to the aforementioned requirement, meet the size requirements based on either the number of employees or gross revenue, which is based on the industry in which the smaller concern operates. Once an SBIC has invested in a company, it may continue to make follow-on investments in the company, regardless of the size of the business, up and until the time a business offers its securities in a public market.

Financing Limitations, Terms and Changes in Control

The SBA prohibits an SBIC from financing small businesses in certain industries such as relending, gambling, oil and gas exploration and other passive businesses. Additional SBA prohibitions include investing outside the United States, investing more than 20% of regulatory capital in one company and lending money to any officer, director or employee or to invest in any affiliate thereof. The SBA places certain limits on the financing terms of investments by our SBIC Funds in portfolio companies such as limiting the interest rate on debt securities and loans provided to portfolio companies. The SBA also limits fees, prepayment terms and other economic arrangements that are typically charged in lending arrangements.

The SBA also prohibits, without prior written approval, a “change in control” of our SBIC Funds or transfers that would result in any person or group owning 10% or more of a class of capital stock (or its equivalent in the case of a partnership) of a licensed SBIC. A “change of control” is any event which would result in the transfer of power, direct or indirect, to direct management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

Idle Funds Limitation

The SBA limits an SBIC from investing idle funds to the following types of securities:

•	direct obligations of, or obligations guaranteed as to principal and interest by, the United States government, which mature within 15 months from the date of the investment;

•	repurchase agreements with federally insured institutions with a maturity of seven days or less (and the securities underlying the repurchase obligations must be direct obligations of or guaranteed by the federal government);

•	certificates of deposit with a maturity of one year or less, issued by a federally insured institution; or

•	a deposit account in a federally insured institution that is subject to withdrawal restriction of one year or less.

SBA Leverage or Debentures

SBA-guaranteed debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over 10-year U.S. Treasury Notes. Leverage through SBA-guaranteed debentures is subject to required capitalization thresholds. SBA current regulations limit the amount that an SBIC may borrow to a maximum of $150 million, which is up to twice its regulatory capital, and a maximum of $225 million as part of a group of SBICs under common control.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the Investment Adviser is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for PennantPark Investment, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the brokerage firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, PennantPark Investment will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage or research services provided to the Investment Adviser and PennantPark Investment and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in any of our securities. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Taxation in Connection with Holding Securities other than our Common Stock

We intend to describe in any prospectus supplement related to the offering of preferred stock, debt securities, warrants or rights offerings to purchase our common stock, the U.S. federal income tax considerations applicable to such securities as will be sold by us pursuant to that supplement, including the taxation of any debt securities that will be sold at an original issue discount or acquired with market discount or amortizable bond premium and the tax treatment of sales, exchanges or retirements of our debt securities. In addition, we may describe in the applicable prospectus supplement the U.S. federal income tax considerations applicable to holders of our debt securities who are not “U.S. persons.”

Election to be Taxed as a RIC

We have elected to be taxed, and intend to qualify annually to maintain our election to be taxed, as a RIC under Subchapter M of the Code. To maintain our RIC tax election, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution, or the Annual Distribution Requirement. Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (1) 98% of our net ordinary income for the calendar year, (2) 98.2% of the sum of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) the sum of any net ordinary income plus net capital gains and net ordinary gains for preceding years that were not distributed during such years, or the Excise Tax Avoidance Requirement. In addition, although we may distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions in the manner described above, we have retained and may continue to retain such net capital gains or ordinary income to provide us with additional liquidity.

In order to qualify as a RIC for federal income tax purposes, we must:

•	maintain an election to be treated as a BDC under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities, or the 90% Income Test; and

•	diversify our holdings, or the Diversification Tests, so that at the end of each quarter of the taxable year:

1)	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

2)	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships.

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having OID (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income in the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain asset coverage requirements are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may distribute our common stock as a dividend of our taxable income and a stockholder could receive a portion of the dividends declared and distributed by us in shares of our common stock with the remaining amount in cash. A stockholder will be considered to have recognized dividend income equal to the fair market value of the stock paid by us plus cash received with respect to such dividend. The total dividend declared would be taxable income to a stockholder even though he or she may only receive a relatively small portion of the dividend in cash to pay any taxes due on the dividend. We have not elected to distribute stock as a dividend but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, unless certain cure provisions apply, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to maintain our status as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for a preferential maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, dividends paid by us to corporate stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a reduced tax rate, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the stockholder’s income exceeds certain threshold amounts) on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the preferential rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service, or IRS, and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

U.S. stockholders may be subject to federal income tax withholding (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are expected to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold U.S. federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

In addition, with respect to certain distributions made by RICs to Non-U.S. stockholders in taxable years beginning before January 1, 2014, no withholding is required and the distributions generally are not subject to U.S. federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. No assurance can be given as to whether legislation will be enacted to extend the application of this provision to taxable years of RICs beginning on or after January 1, 2014.

Actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless, (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) in the case of an individual stockholder, the stockholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the distributions or gains and certain other conditions are met.

Effective July 1, 2014, withholding agents will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to the withholding agents to enable the withholding agents to determine whether withholding is required.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may also be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

We may offer our shares of common stock in a public offering at-the-market to a select group of investors, in which case a stockholder may not be able to participate in such offering and a stockholder will experience dilution unless the stockholder purchases additional shares of our common stock in the secondary market at the same or lower price.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own accounts and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

In compliance with the guidelines of FINRA, the maximum compensation to the underwriters or dealers in connection with the sale of our securities pursuant to this prospectus and the accompanying supplement to this prospectus may not exceed 8% of the aggregate offering price of the securities as set forth on the cover page of the supplement to this prospectus.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

SUB-ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT AND TRUSTEE

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing, Inc.), a subsidiary of The Bank of New York Mellon, provides administrative and accounting services to us under a sub-administration and accounting services agreement. The Bank of New York Mellon (successor in interest of PFPC Trust Company) provides custodian services to us pursuant to a custodian services agreement. The principal business address of The Bank of New York Mellon is One Wall Street, New York, NY 10286. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219, telephone number: (800) 937-5449. American Stock Transfer & Trust Company, LLC serves as trustee for our 2025 Notes.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for PennantPark Investment by Dechert LLP, Washington, D.C., and by Venable LLP, as special Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our independent registered public accounting firm until November 21, 2013, KPMG LLP, is located at 345 Park Avenue, New York, New York 10154.

Our current independent registered public accounting firm, McGladrey LLP, is located at 1185 Avenue of the Americas, New York, NY 10036.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

PennantPark Investment Corporation

Annual Financial Statements

Management’s Report on Internal Control over Financial Reporting

The management of PennantPark Investment Corporation (except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark Investment” refer to PennantPark Investment Corporation and its Subsidiaries) is responsible for establishing and maintaining adequate internal control over financial reporting. Our internal control system is a process designed to provide reasonable assurance to our management and board of directors regarding the preparation and fair presentation of published financial statements.

PennantPark Investment’s internal control over financial reporting includes policies and procedures that pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions recorded necessary to permit the preparation of financial statements in accordance with U.S. generally accepted accounting principles. Our policies and procedures also provide reasonable assurance that receipts and expenditures are being made only in accordance with authorizations of management and the directors of PennantPark Investment, and provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of our assets that could have a material effect on our financial statements.

All internal control systems, no matter how well designed, have inherent limitations. Therefore, even those systems determined to be effective can provide only reasonable assurance with respect to financial statement preparation and presentation. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

Management assessed the effectiveness of PennantPark Investment’s internal control over financial reporting as of September 30, 2013. In making this assessment, we used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on the assessment management believes that, as of September 30, 2013, our internal control over financial reporting is effective based on those criteria.

PennantPark Investment’s independent registered public accounting firm that audited the financial statements has issued an audit report on the effectiveness of our internal control over financial reporting as of September 30, 2013. This report appears on page F-4.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have audited the accompanying consolidated statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries (the “Company”), including the consolidated schedules of investments as of September 30, 2013 and 2012, and the related consolidated statements of operations, changes in net assets, and cash flows for the years ended September 30, 2013, 2012 and 2011. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2013 by correspondence with the custodians and portfolio companies or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of PennantPark Investment Corporation and its Subsidiaries as of September 30, 2013 and 2012, and the results of operations and cash flows for the years ended September 30, 2013, 2012 and 2011, in conformity with U.S. generally accepted accounting principles.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), PennantPark Investment Corporation’s internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control—Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated November 13, 2013 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

New York, New York

November 13, 2013

Report of Independent Registered Public Accounting Firm

On Internal Control Over Financial Reporting

The Board of Directors and Stockholders

PennantPark Investment Corporation and its Subsidiaries:

We have audited PennantPark Investment Corporation and its Subsidiaries’ (the “Company”) internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control—Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Management of the Company is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included on page 42 of the Annual Report on Form 10-K, and Item 9A., Controls and Procedures—Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, PennantPark Investment Corporation and its Subsidiaries maintained, in all material respects, effective internal control over financial reporting as of September 30, 2013, based on criteria established in Internal Control—Integrated Framework, issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities of PennantPark Investment Corporation and its Subsidiaries, including the schedules of investments as of September 30, 2013 and 2012, and the related statements of operations, changes in net assets, and cash flows for the years ended September 30, 2013, 2012 and 2011, and our report dated November 13, 2013 expressed an unqualified opinion on those financial statements.

/s/ KPMG LLP

New York, New York

November 13, 2013

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	September 30, 2013	September 30, 2012
Assets
Investments at fair value
Non-controlled, non-affiliated investments, at fair value (cost—$928,078,589 and $871,867,953, respectively)	$968,471,042	$871,892,745
Non-controlled, affiliated investments, at fair value (cost—$99,021,141 and $72,576,858, respectively)	76,735,800	80,955,257
Controlled, affiliated investments, at fair value (cost—$64,418,155 and $64,167,051, respectively)	32,968,711	37,631,708

Total of investments, at fair value (cost—$1,091,517,885 and $1,008,611,862, respectively)	1,078,175,553	990,479,710
Cash and cash equivalents (See Note 9)	58,440,829	7,559,453
Interest receivable	10,894,893	14,928,862
Prepaid expenses and other assets	5,815,817	5,999,506

Total assets	1,153,327,092	1,018,967,531

Liabilities
Distributions payable	18,619,812	15,824,061
Payable for investments purchased	52,544,704	—
Unfunded investments	7,241,667	26,935,270
Credit Facility payable (cost—$145,500,000 and $145,000,000, respectively) (See Notes 5 and 11)	145,500,000	144,452,500
SBA debentures payable (cost—$150,000,000) (See Notes 5 and 11)	150,000,000	150,000,000
2025 Notes payable (cost—$71,250,000) (See Notes 5 and 11)	68,400,000	—
Management fee payable (See Note 3)	5,419,557	4,791,913
Performance-based incentive fee payable (See Note 3)	4,274,881	4,206,989
Interest payable on debt	1,810,466	854,725
Accrued other expenses	2,009,806	2,185,026

Total liabilities	455,820,893	349,250,484

Net assets
Common stock, 66,499,327 and 65,514,503 shares issued and outstanding, respectively. Par value $0.001 per share and 100,000,000 shares authorized.	66,499	65,514
Paid-in capital in excess of par value	756,017,096	744,704,825
(Distributions in excess of) Undistributed net investment income	(4,675,217)	2,804,397
Accumulated net realized loss on investments	(43,409,847)	(60,273,037)
Net unrealized depreciation on investments	(13,342,332)	(18,132,152)
Net unrealized depreciation on debt	2,850,000	547,500

Total net assets	$697,506,199	$669,717,047

Total liabilities and net assets	$1,153,327,092	$1,018,967,531

Net asset value per share	$10.49	$10.22

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended September 30,
	2013	2012	2011
Investment income:
From non-controlled, non-affiliated investments:
Interest	$107,058,958	$99,663,198	$83,632,455
Other income	10,883,261	8,486,387	4,726,387
From non-controlled, affiliated investments:
Interest	5,841,127	3,542,583	2,217,320
Other Income	597,400	—	—
From controlled, affiliated investments:
Interest	4,806,329	1,700,222	1,162,333

Total investment income	129,187,075	113,392,390	91,738,495

Expenses:
Base management fee (See Note 3)	21,288,728	17,507,262	14,899,983
Performance-based incentive fee (See Note 3)	16,793,089	14,223,777	13,161,597
Interest and expenses on debt (See Note 11)	15,384,208	11,680,634	5,322,231
Administrative services expenses (See Note 3)	3,161,158	3,745,741	2,596,756
Other general and administrative expenses	2,857,739	3,496,326	2,884,029

Expenses before taxes and debt issuance costs	59,484,922	50,653,740	38,864,596
Tax expense	(53,468)	307,990	228,824
Debt issuance costs (See Note 5)	2,757,500	5,361,319	—

Total expenses	62,188,954	56,323,049	39,093,420

Net investment income	66,998,121	57,069,341	52,645,075

Realized and unrealized gain (loss) on investments and debt:
Net realized gain (loss) on investments	17,687,211	(12,798,035)	16,259,622
Net change in unrealized appreciation (depreciation) on:
Non-controlled, non-affiliated investments	17,932,839	42,727,722	(45,350,345)
Non-controlled and controlled, affiliated investments	(13,143,019)	(22,085,553)	(1,439,878)
Debt depreciation (appreciation) (See Notes 5 and 11)	2,302,500	(1,560,375)	(11,851,000)

Net change in unrealized appreciation (depreciation)	7,092,320	19,081,794	(58,641,223)

Net realized and unrealized gain (loss) from investments and debt	24,779,531	6,283,759	(42,381,601)

Net increase in net assets resulting from operations	$91,777,652	$63,353,100	$10,263,474

Net increase in net assets resulting from operations per common share basic and diluted (See Note 7)	$1.39	$1.20	$0.24

Net investment income per common share	$1.01	$1.08	$1.25

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Years Ended September 30,
	2013	2012	2011
Net increase in net assets from operations:
Net investment income	$66,998,121	$57,069,341	$52,645,075
Net realized gain (loss) on investments	17,687,211	(12,798,035)	16,259,622
Net change in unrealized appreciation (depreciation) on investments	4,789,820	20,642,169	(46,790,223)
Net change in debt depreciation (appreciation)	2,302,500	(1,560,375)	(11,851,000)

Net increase in net assets resulting from operations	91,777,652	63,353,100	10,263,474

Distributions to stockholders:
Distributions	(74,398,129)	(60,137,978)	(46,347,691)

Capital transactions:
Public offerings	7,574,000	206,572,500	114,080,000
Offerings costs	(265,090)	(7,717,300)	(5,743,800)
Reinvestment of distributions	3,100,719	4,989,529	3,829,990

Net increase in net assets resulting from capital transactions	10,409,629	203,844,729	112,166,190

Net increase in net assets	27,789,152	207,059,851	76,081,973

Net assets:
Beginning of year	669,717,047	462,657,196	386,575,223

End of year	$697,506,199	$669,717,047	$462,657,196

(Distributions in excess of) Undistributed net investment income, at year end	$(4,675,217)	$2,804,397	$8,326,854

Capital share activity:
Shares issued from public offerings	700,000	19,350,000	9,200,000

Shares issued from reinvestment of distributions	284,824	474,722	331,011

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended September 30,
	2013	2012	2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$91,777,652	$63,353,100	$10,263,474
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Net change in net unrealized appreciation (depreciation) on investments	(4,789,820)	(20,642,169)	46,790,223
Net change in debt depreciation (appreciation)	(2,302,500)	1,560,375	11,851,000
Net realized loss on investments	(17,687,211)	12,798,035	(16,259,622)
Net accretion of discount and amortization of premium	(5,856,654)	(10,357,608)	(6,745,834)
Purchase of investments	(504,373,719)	(328,275,329)	(479,733,669)
Payment-in-kind interest	(11,814,084)	(9,065,502)	(10,883,750)
Proceeds from disposition of investments	437,147,602	201,656,926	304,008,543
Decrease (Increase) in interest receivable	4,033,969	(4,050,626)	1,935,860
Decrease in receivables for investments sold	—	12,240,763	17,135,807
Increase (Decrease) in payables for investments purchased	52,544,704	(18,572,499)	(34,212,501)
(Decrease) Increase in unfunded investments	—	(19,242,446)	14,928,717
Increase in interest payable on debt	955,741	167,363	472,227
Decrease (Increase) in prepaid expenses and other assets	168,130	466,675	749,017
Increase in management fees payable	627,644	783,859	721,238
Increase in performance-based incentive fees payable	67,892	433,160	1,534,818
(Decrease) Increase in accrued other expenses	(175,220)	1,406,285	(368,064)

Net cash provided by (used for) operating activities	40,324,126	(115,339,638)	(137,812,516)

Cash flows from financing activities:
Public offerings	7,574,000	206,572,500	114,080,000
Offerings costs	(265,090)	(7,717,300)	(5,743,800)
Distributions paid	(68,501,660)	(51,660,628)	(39,582,741)
Borrowings under SBA debentures (See Note 11)	—	—	135,500,000
Borrowings under 2025 Notes	71,250,000	—	—
Capitalized borrowing costs	—	—	(4,450,875)
Borrowings under Credit Facility (See Note 11)	1,099,800,000	927,900,000	701,900,000
Repayments under Credit Facility (See Note 11)	(1,099,300,000)	(1,023,800,000)	(694,100,000)

Net cash provided by financing activities	10,557,250	51,294,572	207,602,584

Net increase (decrease) in cash and cash equivalents	50,881,376	(64,045,066)	69,790,068
Cash and cash equivalents, beginning of year	7,559,453	71,604,519	1,814,451

Cash and cash equivalents, end of year	$58,440,829	$7,559,453	$71,604,519

Supplemental disclosure of cash flow information and non-cash activity (See Note 5):
Interest paid	$12,765,891	$10,643,840	$4,149,149

Taxes paid	$94,210	$258,550	$123,824

Dividend reinvested	$3,100,719	$4,989,529	$3,829,990

Conversions and non-cash exchanges	$58,478,391	$43,596,371	$12,537,081

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par/ Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—138.9% (1),(2)
First Lien Secured Debt—41.3%
Aircell Business Aviation Services LLC	06/21/2017	Communications	11.25%		L+975	(8)	23,912,894	$23,012,057	$25,347,668
AKA Diversified Holdings, Inc.	12/21/2016	Retail	12.50 (PIK 1.50	% %)	L+1,225		14,550,084	14,310,552	14,694,828
CEVA Group PLC (5), (10)	10/01/2016	Cargo Transport	11.63%		—		7,500,000	7,385,251	7,725,000
Columbus International, Inc. (5), (10)	11/20/2014	Communications	11.50%		—		10,000,000	10,000,000	10,750,000
Cydcor LLC	06/12/2017	Business Services	9.75%		L+725	(8)	7,342,967	7,342,967	7,342,967
Good Sam Enterprises, LLC (5)	12/01/2016	Consumer Products	11.50%		—		12,000,000	11,835,907	12,900,000
IDQ Holdings, Inc. (5)	03/30/2017	Auto Sector	11.50%		—		11,500,000	11,326,110	12,391,250
InfuSystem Holdings, Inc.	11/30/2016	Healthcare, Education and Childcare	11.95%		P+625	(8)	11,600,000	11,600,000	11,708,430
Instant Web, Inc.	08/07/2014	Printing and Publishing	14.50%		L+950	(8)	23,934,268	23,788,980	22,976,897
Instant Web, Inc.	08/07/2014	Printing and Publishing	3.55%		L+338		18,199,679	13,917,288	14,559,743
Interactive Health Solutions, Inc.	10/04/2016	Healthcare, Education and Childcare	11.50%		L+950	(8)	18,050,000	17,770,705	18,050,000
Jackson Hewitt Tax Service Inc.	10/16/2017	Personal, Food and Miscellaneous Services	10.00%		L+850	(8)	8,355,469	8,349,704	8,230,137
K2 Pure Solutions NoCal, L.P.	08/19/2019	Chemicals, Plastics and Rubber	10.00%		L+900	(8)	22,342,352	21,899,258	22,007,217
Penton Media, Inc.	08/01/2014	Other Media	6.00 (PIK 2.00	% %)	L+500	(8)	37,950,152	36,110,124	37,523,212
Prince Mineral Holding Corp. (5)	12/16/2019	Mining, Steel, Iron and Non-Precious Metals	11.50%		—		14,250,000	14,096,169	15,176,250
TRAK Acquisition Corp.	04/30/2018	Business Services	12.00%		L+1,050	(8)	34,270,800	33,766,321	34,270,800
Worley Claims Services LLC	07/06/2017	Insurance	12.50%		L+1,100	(8)	12,451,096	12,451,096	12,388,840

Total First Lien Secured Debt								278,962,489	288,043,239

Second Lien Secured Debt—48.9%
American Gilsonite Company (5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	11.50%		—		25,400,000	25,400,000	25,971,500
Arsloane Acquisition, LLC	10/01/2020	Business Services	11.75%		L+1,050	(8)	18,750,000	18,375,000	18,687,563
Brand Energy and Infrastructure Services, Inc.	10/23/2019	Energy / Utilities	11.00%		L+975	(8)	42,278,570	41,471,524	43,159,233
Carolina Beverage Group, LLC	08/01/2018	Beverage, Food and Tobacco	10.63%		—		13,125,000	13,125,000	13,420,313
Envision Acquisition Company, LLC	11/04/2021	Healthcare, Education and Childcare	9.75%		L+875	(8)	19,000,000	18,620,000	18,905,000
Eureka Hunter Pipeline, LLC	08/16/2018	Energy / Utilities	12.50%		—		45,000,000	44,599,796	46,575,000
ILC Industries, LLC	06/14/2019	Electronics	11.50%		L+1,000	(8)	7,500,000	7,200,000	6,900,000
Intermediate Transportation 100, L.L.C.	03/01/2017	Cargo Transport	11.00 (PIK 11.00	% %)	L+700	(8)	3,544,833	3,544,836	3,544,833
Jacobs Entertainment, Inc.	10/29/2019	Hotels, Motels, Inns and Gaming	13.00%		L+1,175	(8)	38,950,000	38,287,499	39,096,063
Language Line, LLC	12/20/2016	Personal, Food and Miscellaneous Services	10.50%		L+875	(8)	33,750,000	33,265,829	33,187,388
Linc USA GP and Linc Energy Finance (USA), Inc. (5)	10/31/2017	Oil and Gas	12.50%		—		11,875,000	11,511,878	13,062,500
Pre-Paid Legal Services, Inc.	07/01/2020	Personal, Food and Miscellaneous Services	9.75%		L+850	(8)	56,750,000	55,923,621	56,040,625
Questex Media Group LLC, Term Loan A	12/15/2014	Other Media	9.50%		L+550	(8)	2,395,378	2,395,378	2,371,424
Questex Media Group LLC, Term Loan B	12/15/2015	Other Media	11.50 (PIK 11.50	% %)	P+750	(8)	2,502,333	2,502,333	2,452,286
ROC Finance LLC and ROC Finance 1 Corp.	08/31/2018	Hotels, Motels, Ins and Gaming	12.13%		—		16,000,000	15,785,252	17,720,000

Total Second Lien Secured Debt								332,007,946	341,093,728

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par/ Shares	Cost	Fair Value (3)
Subordinated Debt/Corporate Notes—37.4%
Acentia, LLC	10/02/2017	Electronics	13.75%		—	19,000,000	$18,629,082	$18,879,139
Affinion Group Holdings, Inc.	11/15/2015	Consumer Products	11.63%		—	35,552,000	34,570,664	20,442,400
Alegeus Technologies, LLC	02/15/2019	Financial Services	12.00%		—	8,930,000	8,773,751	8,888,617
Convergint Technologies LLC	03/26/2018	Electronics	12.00 (PIK 1.00	% %)	—	23,514,494	23,114,286	23,867,211
Credit Infonet, Inc.	10/26/2018	Personal, Food and Miscellaneous Services	12.25%		—	10,600,000	10,399,101	10,653,423
Escort, Inc.	06/01/2016	Electronics	14.75 (PIK 2.75	% %)	—	25,965,563	25,579,621	26,484,875
JF Acquisition, LLC	06/30/2017	Distribution	14.00 (PIK 2.00	% %)	—	17,517,386	17,160,955	17,517,386
Learning Care Group (US) Inc.	05/08/2020	Education	15.00 (PIK 15.00	% %)	—	7,215,989	6,754,246	7,215,989
LTI Flexible Products, Inc.	01/19/2019	Chemicals, Plastics and Rubber	12.50%		—	30,000,000	30,000,000	30,525,000
LTI Flexible Products, Inc. (9)	01/11/2014	Chemicals, Plastics and Rubber	—		—	5,000,000	4,825,000	5,087,500
MSPark, Inc.	06/15/2017	Printing and Publishing	14.50	%(7)	—	15,000,000	14,691,342	14,700,000
Varel International Energy Mezzanine Funding Corp.	01/15/2018	Oil and Gas	14.00 (PIK 4.00	% %)	—	37,070,637	36,441,726	36,720,586
Vestcom International, Inc.	06/27/2019	Printing and Publishing	12.00%		—	39,892,933	39,147,926	39,827,248

Total Subordinated Debt/Corporate Notes							270,087,700	260,809,374

Preferred Equity/Partnership Interests—1.2% (6)
AH Holdings, Inc.	—	Healthcare, Education and Childcare	6.00%		—	211	500,000	815,133
AHC Mezzanine, LLC	—	Other Media	—		—	7,505	318,896	—
Alegeus Technologies Holdings Corp., Series A (Alegeus Technologies, LLC)	—	Financial Services	—		—	949	949,050	805,697
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	8.00%		—	76,357	765,307	1,187,410
CI (IHS) Investment Holdings, LLC (9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	38,179	382,654	593,705
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	8.00%		—	2,375	2,375,000	2,584,106
CT Technologies Holdings, LLC	—	Business Services	9.00%		—	326,215	326,215	326,215
HW Topco, Inc.		Other Media	8.00%		—	3,591	24,177	35,091
TZ Holdings, L.P., Series A		Insurance	—		—	686	685,820	685,820
TZ Holdings, L.P., Series B		Insurance	6.50%		—	1,312	1,312,006	862,664
VRide Holdings, Inc.		Personal Transportation	8.00%		—	1,824,167	1,824,167	156,029

Total Preferred Equity/Partnership Interests							9,463,292	8,051,870

Common Equity/Warrants/Partnership Interests—10.1%(6)
Acentia, LLC, Class A Units (12)	—	Electronics	—		—	1,998	$2,000,000	$1,572,603
AH Holdings, Inc. (Warrants)	03/23/2021	Healthcare, Education and Childcare	—		—	753	—	2,499,319
Alegeus Technologies Holding Corp., Class A (Alegeus Technologies, LLC)	—	Financial Services	—		—	1	950	807
Autumn Games, LLC	—	Broadcasting and Entertainment	—		—	1,333,330	3,000,000	—
CI (Galls) Prime Investment Holdings, LLC (11)	—	Distribution	—		—	1,505,000	1,505,000	2,308,777
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	23,416	234,693	364,156
CI (IHS) Investment Holdings, LLC (9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	11,708	117,346	182,078
Convergint Technologies Holdings, LLC (Convergint Technologies LLC)	—	Electronics	—		—	2,375	—	212,881
CT Technologies Holdings, LLC	—	Business Services	—		—	5,556	1,918,346	7,285,399
HW Topco, Inc.	—	Other Media	—		—	386,770	2,697,835	3,400,855

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par/ Shares	Cost	Fair Value (3)
Kadmon Holdings, LLC, Class A	—	Healthcare, Education and Childcare	—		—	1,079,920	1,236,832	11,085,403
Kadmon Holdings, LLC, Class D	—	Healthcare, Education and Childcare	—		—	1,079,920	1,028,807	1,028,807
Learning Care Group (US) Inc. (Warrants)	04/27/2020	Education	—		—	6,649	779,920	4,300,696
Magnum Hunter Resources Corporation (Eureka Hunter Pipeline, LLC)	—	Oil and Gas	—		—	1,221,932	3,057,500	7,539,320
Magnum Hunter Resources Corporation (Warrants)(Eureka Hunter Pipeline, LLC)	10/14/2013	Oil and Gas	—		—	122,193	105,697	—
Magnum Hunter Resources Corporation (Warrants)(Eureka Hunter Pipeline, LLC)	04/16/2016	Oil and Gas	—		—	122,193	182,499	205,667
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	—	Distribution	—		—	1,850	1,850,294	1,845,784
MidOcean PPL Holdings, Corp. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—		—	3,000	3,000,000	5,441,976
Paradigm Acquisition Corp.	—	Healthcare, Education and Childcare	—		—	20,000	2,000,000	3,720,481
QMG HoldCo, LLC, Class A (Questex Media Group, LLC)	—	Other Media	—		—	4,325	1,306,167	2,073,419
QMG HoldCo, LLC, Class B (Questex Media Group, LLC)	—	Other Media	—		—	531	—	254,563
SPG Boyd Holdings Corp. (LTI Flexible Products, Inc.)	—	Chemical, Plastic and Rubber	—		—	300,000	3,000,000	5,571,120
TRAK Acquisition Corp. (Warrants)	12/29/2019	Business Services	—		—	3,500	29,400	606,681
Transportation 100 Holdco, L.L.C. (13) (Intermediate Transportation 100, L.L.C.)	—	Cargo Transport	—		—	137,923	2,111,588	379,453
TZ Holdings, L.P.	—	Insurance	—		—	2	9,567	—
Vestcom Parent Holdings, Inc. (Vestcom International, Inc.)	—	Printing and Publishing	—		—	211,797	2,325,555	2,626,512
VRide Holdings Inc.	—	Personal Transportation	—		—	9,166	9,166	—
VText Holdings, Inc.	—	Business Services	—		—	35,526	4,050,000	5,966,074

Total Common Equity/Warrants/Partnership Interests							37,557,162	70,472,831

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies							928,078,589	968,471,042

Investments in Non-Controlled, Affiliated Portfolio Companies—11.0% (1),(2)
Subordinated Debt/Corporate Notes—5.7%
DirectBuy Holdings, Inc.	11/05/2019	Consumer Products	12.00 (PIK 12.00	% %)	—	11,428,224	$11,428,224	$11,428,224
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—	28,000,000	27,474,713	28,248,043

Total Subordinated Debt/Corporate Notes							38,902,937	39,676,267

Preferred Equity—0.2%(6)
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	20,059,340	1,694,296

Common Equity/Partnership Interest—5.1% (6)
DirectBuy Holdings, Inc.	—	Consumer Products	—		—	104,719	21,492,822	5,556,207
DirectBuy Holdings, Inc. (Warrants)	11/05/2022	Consumer Products	—		—	15,486	—	821,505
EnviroSolutions Holdings, Inc.	—	Environmental Services	—		—	142,684	11,891,822	21,265,345
NCP-Performance	—	Leisure, Amusement, Motion Pictures and Entertainment	—		—	375,000	3,750,000	2,500,165
New Service Champ Holdings, Inc. (Service Champ, Inc.)	—	Auto Sector	—		—	16,800	2,721,600	5,222,015
PAS International Holdings, Inc.	—	Aerospace and Defense	—		—	53,071	202,620	—

Total Common Equity/Partnership Interest							40,058,864	35,365,237

Total Investments in Non-Controlled, Affiliated Portfolio Companies							99,021,141	76,735,800

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2013

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par/ Shares	Cost	Fair Value (3)
Investments in Controlled, Affiliated Portfolio Companies—4.7% (1),(2)
First Lien Secured Debt—1.6%
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—	9,250,000	9,250,000	9,556,385
Universal Pegasus International, LLC (9)	12/31/2015	Oil and Gas	—		—	1,916,667	1,787,941	1,916,667

Total First Lien Secured Debt							11,037,941	11,473,052

Second Lien Secured Debt—2.4%
Universal Pegasus International, LLC	12/31/2015	Oil and Gas	15.00 (PIK 15.00	% %)	—	16,615,645	14,709,502	16,449,489

Subordinated Debt/Corporate Notes—0.3%
SuttonPark Holdings, Inc.	6/30/2020	Business Services	14.00	%(7)		2,250,000	2,250,000	1,961,667

Preferred Equity—0.4%(6)
SuttonPark Holdings, Inc.	—	Business Services	14.00%		—	2,000	2,000,000	1,981,948
Universal Pegasus International Holdings, Inc. (Universal Pegasus International, LLC)	—	Oil and Gas	8.00%		—	376,988	34,420,612	1,102,555

Total Preferred Equity							36,420,612	3,084,503

Common Equity—0.0%(6)
SuttonPark Holdings, Inc.	—	Business Services	—		—	100	100	—

Total Investments in Controlled, Affiliated Portfolio Companies							64,418,155	32,968,711

Total Investments—154.6%							1,091,517,885	1,078,175,553

Cash and Cash Equivalents—8.4%
Cash							2,667,511	2,667,511
BlackRock Liquidity Funds, Temp Cash, Institutional Shares							2,446,232	2,446,232
BNY Mellon Cash Reserve							53,327,086	53,327,086

Total Cash and Cash Equivalents							58,440,829	58,440,829

Total Investments, Cash and Cash Equivalents—163.0%							$1,149,958,714	$1,136,616,382

Liabilities in Excess of Other Assets—(63.0%)								(439,110,183)
Net Assets—100.0%								$697,506,199

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities (see Note 6).
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR, or “L” or Prime, or “P” rate.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is payable in cash and/or PIK.
(8)	Coupon is subject to a LIBOR or Prime rate floor.
(9)	Represents the purchase of a security with delayed settlement (unfunded investments). This security does not have a basis point spread above an index.
(10)	Non-U.S. company or principal place of business outside the U.S.
(11)	Investment is held through PNNT CI (Galls) Prime Investment Holdings, LLC, a consolidated subsidiary.
(12)	Investment is held through PNNT Acentia LLC, a consolidated subsidiary.
(13)	Investment is held through PNNT Transportation 100 Holdco, L.L.C., a consolidated subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2012

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par/ Shares	Cost	Fair Value (3)
Investments in Non-Controlled, Non-Affiliated Portfolio Companies—130.3% (1),(2)
First Lien Secured Debt—41.7%
Aircell Business Aviation Services LLC	06/21/2017	Communications	11.25%		L+975	(8)	14,906,250	$14,332,682	$14,906,250
American Surgical Holdings, Inc.	03/23/2015	Healthcare, Education and Childcare	14.00%		L+1,000	(8)	17,811,828	17,441,366	17,811,828
Brand Energy and Infrastructure Services, Inc.	02/07/2014	Energy/Utilities	3.68%		L+325		2,000,000	1,757,029	1,973,334
CEVA Group PLC(5),(10)	10/01/2016	Cargo Transport	11.63%		—		7,500,000	7,355,237	7,687,500
CEVA Group PLC(5),(10)	04/01/2018	Cargo Transport	11.50%		—		1,000,000	990,089	880,000
Columbus International, Inc.(5), (10)	11/20/2014	Communications	11.50%		—		10,000,000	10,000,000	11,100,000
Good Sam Enterprises, LLC(5)	12/01/2016	Consumer Products	11.50%		—		12,000,000	11,795,443	12,720,000
Hanley-Wood, L.L.C.	01/13/2017	Other Media	8.00%		L+650	(8)	1,752,896	1,752,896	1,752,896
IDQ Holdings, Inc. (5)	04/01/2017	Auto Sector	11.50%		—		11,500,000	11,288,165	12,218,750
Instant Web, Inc.	08/07/2014	Printing and Publishing	14.50%		L+950	(8)	24,115,645	23,829,738	23,802,142
Interactive Health Solutions, Inc.	10/04/2016	Healthcare, Education and Childcare	11.50%		L+950	(8)	18,525,000	18,165,492	18,571,313
Jacuzzi Brands Corp.	02/07/2014	Home and Office Furnishings, Housewares and Durable Consumer Products	2.28%		L+225		9,598,649	9,598,649	6,371,103
K2 Pure Solutions NoCal, L.P.	09/10/2015	Chemicals, Plastics and Rubber	10.00%		L+775	(8)	18,952,500	18,216,865	19,236,788
Kadmon Pharmaceuticals, LLC	10/31/2012	Healthcare, Education and Childcare	15.00%		L+1,300	(8)	4,931,494	4,992,740	5,110,409
Learning Care Group, Inc.	04/27/2016	Education	12.00%		—		26,052,632	25,640,832	25,857,237
Penton Media, Inc.	08/01/2014	Other Media	5.00 (PIK 1.00	% %)	L+400	(8)	37,775,294	33,971,917	30,503,550
Pre-Paid Legal Services, Inc., Tranche A	12/30/2016	Personal, Food and Miscellaneous Services	7.50%		L+600	(8)	1,552,846	1,533,687	1,556,728
Pre-Paid Legal Services, Inc., Tranche B	12/30/2016	Personal, Food and Miscellaneous Services	11.00%		L+950	(8)	35,000,000	34,118,800	35,350,000
Questex Media Group LLC(9)	12/16/2012	Other Media	1.36%		—		133,603	133,603	133,603
Tekelec Global Inc. (First Out)	01/29/2018	Telecommunications	9.00%		L+750	(8)	850,000	838,369	850,000
Tekelec Global Inc. (Second Out)	01/29/2018	Telecommunications	13.50%		L+1,200	(8)	10,625,000	10,338,450	10,848,126
Worley Claims Services, LLC	07/06/2017	Insurance	12.50%		L+1,100	(8)	14,934,000	14,934,000	14,859,330
Yonkers Racing Corp.(5)	07/15/2016	Hotels, Motels, Inns and Gaming	11.38%		—		4,500,000	4,401,515	4,860,000

Total First Lien Secured Debt								277,427,564	278,960,887

Second Lien Secured Debt—25.3%
American Gilsonite Company(5)	09/01/2017	Diversified Natural Resources, Precious Metals and Minerals	11.50%		—		25,400,000	25,400,000	26,098,500
Brand Energy and Infrastructure Services, Inc.	02/07/2015	Energy/Utilities	6.33%		L+600		13,600,000	13,378,432	12,729,600
Brand Energy and Infrastructure Services, Inc.	02/07/2015	Energy/Utilities	7.36%		L+700		12,000,000	11,866,485	11,232,000
DirectBuy Holdings, Inc.(5), (6)	02/01/2017	Consumer Products	12.00%		—		34,000,000	31,964,822	10,880,000
Eureka Hunter Pipeline, LLC	08/16/2018	Energy/Utilities	12.50%		—		45,000,000	44,543,688	45,000,000
Greatwide Logistics Services, L.L.C.	03/01/2014	Cargo Transport	11.00 (PIK 11.00	% %)	L+700	(8)	3,184,219	3,184,222	2,292,640
Paradigm Management Services, LLC	07/31/2017	Healthcare, Education and Childcare	12.50%		L+1,100	(8)	20,512,821	20,059,979	20,512,821
Questex Media Group LLC, Term Loan A	12/15/2014	Other Media	9.50%		L+650	(8)	2,752,666	2,752,666	2,584,753
Questex Media Group LLC, Term Loan B	12/15/2015	Other Media	11.50 (PIK 11.50	% %)	L+850	(8)	2,230,508	2,230,508	2,002,996
Realogy Corp.	10/15/2017	Buildings and Real Estate	13.50%		—		10,000,000	10,000,000	10,062,500

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2012

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)	Par/ Shares	Cost	Fair Value (3)
ROC Finance LLC and ROC Finance 1 Corp.	09/01/2018	Hotels, Motels, Inns and Gaming	12.13%		—	16,000,000	15,752,822	18,560,000
TransFirst Holdings, Inc.	06/15/2015	Financial Services	6.22%		L+600	7,811,488	7,511,344	7,411,149

Total Second Lien Secured Debt							188,644,968	169,366,959

Subordinated Debt/Corporate Notes—52.4%
Acentia, LLC	10/02/2017	Electronics	13.75%		—	19,000,000	$18,563,943	$19,000,000
Affinion Group Holdings, Inc.	11/15/2015	Consumer Products	11.63%		—	35,552,000	34,172,451	24,175,360
Alegeus Technologies, LLC	02/15/2019	Financial Services	12.00%		—	8,930,000	8,754,461	8,930,000
Convergint Technologies LLC	03/26/2018	Electronics	12.00 (PIK 1.00	% %)	—	23,277,586	22,812,086	22,812,034
Diversitech Corporation	01/29/2017	Manufacturing/ Basic Industry	13.50	%(7)	—	11,000,000	10,836,901	11,275,000
Escort, Inc.	06/01/2016	Electronics	14.75 (PIK 2.75	% %)	—	25,254,035	24,751,548	25,254,035
Galls, LLC; Quartermaster Inc.	03/31/2017	Distribution	13.00 (PIK 2.00	% %)	—	21,797,263	21,399,764	21,906,249
JF Acquisition, LLC	06/30/2017	Distribution	14.00 (PIK 2.00	% %)	—	17,171,374	16,748,220	17,377,430
Last Mile Funding Corp.	06/30/2016	Cargo Transport	14.50 (PIK 2.50	% %)	—	45,597,139	44,677,474	45,095,570
Learning Care Group (US) Inc.	06/30/2016	Education	15.00 (PIK 15.00	% %)	—	5,277,718	4,696,436	4,815,918
LTI Flexible Products, Inc.	01/19/2019	Chemical, Plastic and Rubber	12.50%		—	30,000,000	30,000,000	30,000,000
LTI Flexible Products, Inc.(9)	01/11/2014	Chemical, Plastic and Rubber	—		—	5,000,000	4,825,000	5,000,000
Mailsouth, Inc.	06/15/2017	Printing and Publishing	14.50 (PIK 2.00	% %)	—	15,000,000	14,632,413	15,210,000
PAS Technologies, Inc.	05/12/2017	Aerospace and Defense	15.02 (PIK 3.02	% %)	—	17,123,218	16,783,033	17,123,218
Prince Mineral Holdings Corp.	12/03/2016	Mining, Steel, Iron and Non-Precious Metals	13.50 (PIK 2.00	% %)	—	26,696,517	26,263,685	26,696,517
Realogy Corp.	04/15/2018	Buildings and Real Estate	11.00%		—	10,000,000	9,247,298	9,400,000
TRAK Acquisition Corp.	12/29/2015	Business Services	15.00	%(7)	—	12,020,950	11,708,199	12,020,950
TrustHouse Services Group, Inc.	06/03/2019	Beverage, Food, and Tobacco	14.25 (PIK 2.25	% %)	—	14,778,578	14,527,411	14,778,578
TrustHouse Services Group, Inc.(9)	06/02/2014	Beverage, Food, and Tobacco	—		—	4,000,000	3,920,000	4,000,000
Veritext Corp.	12/31/2015	Business Services	13.00%		—	16,200,000	15,916,579	16,200,000

Total Subordinated Debt/Corporate Notes							355,236,902	351,070,859

Preferred Equity/Partnership Interests—1.7% (6)
AH Holdings, Inc. (American Surgical Holdings, Inc.)	—	Healthcare, Education and Childcare	6.00%		—	211	500,000	624,081
AHC Mezzanine, LLC	—	Other Media	—		—	7,505	318,896	—
Alegeus Technologies Holding Corp., Series A (Alegeus Technologies, LLC)	—	Financial Services	—		—	949	949,050	1,031,820
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	8.00%		—	76,357	765,307	881,885
CI (IHS) Investment Holdings, LLC (9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—		—	38,179	382,654	—
Convergint Technologies Holdings, LLC	—	Electronics	—		—	2,375	2,375,000	2,375,000
HW Topco, Inc. (Hanley-Wood, LLC)	—	Other Media	8.00%		—	3,591	24,177	27,916
PAS Tech Holdings, Inc., Series A-1 (PAS Technologies, Inc.)	—	Aerospace and Defense	8.00%		—	20,000	1,980,000	823,710
TrustHouse Services Holdings, LLC	—	Beverage, Food, and Tobacco	12.00%		—	1,099	984,344	1,111,742

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2012

Issuer Name	Maturity	Industry	Current Coupon	Basis Point Spread Above Index (4)	Par/ Shares	Cost	Fair Value (3)
TZ Holdings, L.P., Series A (Trizetto Group, Inc.)	—	Insurance	—	—	686	685,820	685,820
TZ Holdings, L.P., Series B (Trizetto Group, Inc.)	—	Insurance	6.50%	—	1,312	1,312,006	1,666,679
Verde Parent Holdings, Inc.	—	Personal Transportation	8.00%	—	1,824,167	1,824,167	1,949,629

Total Preferred Equity/Partnership Interests						12,101,421	11,178,282

Common Equity/Warrants/Partnership Interests—9.2%(6)
Acentia, LLC, Class A Units (12)	—	Electronics	—	—	1,998	$2,000,000	$1,737,396
AH Holdings, Inc. (Warrants) (American Surgical Holdings, Inc.)	03/23/2021	Healthcare, Education and Childcare			753	—	2,063,780
Alegeus Technologies Holding Corp., Class A (Alegeus Technologies, LLC)	—	Financial Services	—	—	1	950	1,033
Autumn Games, LLC	—	Broadcasting and Entertainment	—	—	1,333,330	3,000,000	—
CI (Galls) Prime Investment Holdings, LLC (11) (Galls, LLC; Quartermaster Inc.)	—	Distribution	—	—	1,505,000	1,505,000	1,680,720
CI (IHS) Investment Holdings, LLC (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—	—	23,416	234,693	270,457
CI (IHS) Investment Holdings, LLC (9) (Interactive Health Solutions, Inc.)	—	Healthcare, Education and Childcare	—	—	11,708	117,346	—
Convergint Technologies Holdings, LLC (Convergint Technologies) LLC	—	Electronics	—	—	2,375	—	—
CT Technologies Holdings, LLC	—	Business Services	—	—	5,556	1,904,033	6,665,183
DirectBuy Investors, L.P.	—	Consumer Products	—	—	30,000	1,350,000	—
HW Topco, Inc. (Hanley-Wood, LLC)	—	Other Media	—	—	348,912	2,443,050	2,642,438
Kadmon Holdings, LLC, Class A (Kadmon Pharmaceuticals, LLC)	—	Healthcare, Education and Childcare	—	—	1,079,920	1,236,832	12,013,688
Kadmon Holdings, LLC, Class D (Kadmon Pharmaceuticals, LLC)	—	Healthcare, Education and Childcare	—	—	1,079,920	1,028,807	1,028,807
Learning Care Group (US) Inc. (Warrants)	04/27/2020	Education	—	—	1,267	779,920	—
Magnum Hunter Resources Corporation (Eureka Hunter Pipeline, LLC)	—	Oil and Gas	—	—	1,221,932	3,239,999	5,425,378
Magnum Hunter Resources Corporation (Warrants) (Eureka Hunter Pipeline, LLC)	10/14/2013	Oil and Gas	—	—	122,193	105,697	31,778
MidOcean JF Holdings Corp. (JF Acquisition, LLC)	—	Distribution	—	—	1,700	1,700,000	1,641,575
MidOcean PPL Holdings, Inc. (Pre-Paid Legal Services, Inc.)	—	Personal, Food and Miscellaneous Services	—	—	3,000	3,000,000	4,377,360
Paradigm Acquisition Corp. (Paradigm Management Services, LLC)	—	Healthcare, Education and Childcare	—	—	20,000	2,000,000	2,124,491
PAS Tech Holdings, Inc. (PAS Technologies, Inc.)	—	Aerospace and Defense	—	—	20,000	20,000	—
QMG HoldCo, LLC, Class A (Questex Media Group, Inc.)	—	Other Media	—	—	4,325	1,306,166	1,404,661
QMG HoldCo, LLC, Class B (Questex Media Group, Inc.)	—	Other Media	—	—	531	—	172,457
SPG Boyd Holdings Corp. (LTI Flexible Products, Inc.)	—	Chemical, Plastic and Rubber	—	—	300,000	3,000,000	3,000,000
Titan Private Holdings I, LLC – Class A (Tekelec Global, Inc.)	—	Telecommunications	—	—	2,276,847	2,274,883	6,182,426
TRAK Acquisition Corp. (Warrants)	12/29/2019	Business Services	—	—	3,500	29,400	1,197,412
Transportation 100 Holdco, L.L.C. (13) (Greatwide Logistics Services, L.L.C.)	—	Cargo Transport	—	—	137,923	2,111,588	—
TZ Holdings, L.P. (Trizetto Group, Inc.)	—	Insurance	—	—	2	9,567	713,718

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2012

Issuer Name	Maturity	Industry	Current Coupon		Basis Point Spread Above Index (4)		Par/ Shares	Cost	Fair Value (3)
Verde Parent Holdings, Inc.	—	Personal Transportation	—		—		9,166	9,167	—
VText Holdings, Inc. (Veritext Corp.)	—	Business Services	—		—		35,526	4,050,000	6,941,000

Total Common Equity/Warrants/ Partnership Interests								38,457,098	61,315,758

Total Investments in Non-Controlled, Non-Affiliated Portfolio Companies								871,867,953	871,892,745

Investments in Non-Controlled, Affiliated Portfolio Companies—12.0% (1),(2)
Second Lien Secured Debt—1.1%
Performance, Inc.	01/16/2015	Leisure, Amusement Motion Pictures and Entertainment	7.25%		L+625	(8)	8,000,000	$8,000,000	$7,672,000

Subordinated Debt/Corporate Notes—7.1%
Performance Holdings, Inc.	07/16/2015	Leisure, Amusement, Motion Pictures and Entertainment	15.00	%(7)	—		7,567,234	7,435,314	7,453,725
Service Champ, Inc.	10/02/2017	Auto Sector	12.50%		—		24,000,000	23,495,700	24,000,000
Service Champ, Inc. (9)	10/02/2013	Auto Sector	—		—		16,000,000	15,640,000	16,000,000

Total Subordinated Debt/Corporate Notes								46,571,014	47,453,725

Common Equity/Partnership Interest—3.8% (6)
EnviroSolutions, Inc.	—	Environmental Services	—		—		125,106	10,055,844	18,425,519
NCP-Performance (Performance Holdings, Inc.)	—	Leisure, Amusement, Motion Pictures and Entertainment	—		—		375,000	3,750,000	2,902,355
New Service Champ Holdings, Inc. (Service Champ, Inc.)	—	Auto Sector	—		—		16,800	4,200,000	4,501,658

Total Common Equity/Partnership Interest								18,005,844	25,829,532

Total Investments in Non-Controlled, Affiliated Portfolio Companies								72,576,858	80,955,257

Investments in Controlled, Affiliated Portfolio Companies—5.6% (1),(2)
First Lien Secured Debt—1.9%
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—		10,800,000	10,800,000	10,800,000
UP Support Services, Inc. (9)	12/31/2015	Oil and Gas	—		—		743,187	668,632	743,187
UP Support Services, Inc. (9)	12/31/2015	Oil and Gas	—		—		1,173,479	1,068,059	1,173,479

Total First Lien Secured Debt								12,536,691	12,716,666

Second Lien Secured Debt—2.1%
UP Support Services, Inc.	12/31/2015	Oil and Gas	15.00 (PIK 15.00	% )%	—		14,300,282	11,809,647	14,300,282

Subordinated Debt/Corporate Notes—0.3%
SuttonPark Holdings, Inc.	06/30/2020	Business Services	14.00	%(7)	—		2,700,000	2,700,000	2,158,053

Preferred Equity—1.3%(6)
SuttonPark Holdings, Inc.	—	Business Services	14.00%		—		2,000	2,000,000	216,947
Universal Pegasus International Holdings, Inc.	—	Oil and Gas	8.00%		—		411,988	35,120,613	8,239,760

Total Preferred Equity								37,120,613	8,456,707

Common Equity—0.0% (6)
SuttonPark Holdings, Inc.	—	Business Services	—		—		100	100	—

Total Investments in Controlled, Affiliated Portfolio Companies								64,167,051	37,631,708

Total Investments—147.9%								1,008,611,862	990,479,710

Cash Equivalents—1.1%								7,559,453	7,559,453

Total Investments and Cash Equivalents—149.0%								$1,016,171,315	$998,039,163

Liabilities in Excess of Other Assets—(49.0%)									(328,322,116)

Net Assets—100.0%									$669,717,047

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (CONTINUED)

SEPTEMBER 30, 2012

(1)	The provisions of the 1940 Act classify investments based on the level of control that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-controlled” when we own less than 25% of a portfolio company’s voting securities and “controlled” when we own 25% or more of a portfolio company’s voting securities.
(2)	The provisions of the 1940 Act classify investments further based on the level of ownership that we maintain in a particular portfolio company. As defined in the 1940 Act, a company is deemed as “non-affiliated” when we own less than 5% of a portfolio company’s voting securities and “affiliated” when we own 5% or more of a portfolio company’s voting securities.
(3)	Valued based on our accounting policy (see Note 2).
(4)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR or “L”, or Prime or “P”, rate.
(5)	Security is exempt from registration under Rule 144A promulgated under the Securities Act. The security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(6)	Non-income producing securities.
(7)	Coupon is payable in cash and/or PIK.
(8)	Coupon is subject to a LIBOR or Prime rate floor.
(9)	Represents the purchase of a security with delayed settlement (unfunded investments). This security does not have a basis point spread above an index.
(10)	Non-U.S. company or principal place of business outside the U.S.
(11)	Investment is held through PNNT CI (Galls) Prime Investment Holdings, LLC, a consolidated subsidiary.
(12)	Investment is held through PNNT Acentia LLC, a consolidated subsidiary.
(13)	Investment is held through PNNT Transportation 100 Holdco, LLC, a consolidated subsidiary.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Except where the context suggests otherwise, “we,” “our” or “us” refer to PennantPark Investment Corporation and its consolidated subsidiaries. “PennantPark Investment” refers to only PennantPark Investment Corporation; “our SBIC Funds” refers collectively to our consolidated subsidiaries, PennantPark SBIC LP, or SBIC LP, and its general partner, PennantPark SBIC GP, LLC, and PennantPark SBIC II LP, or SBIC II, and its general partner, PennantPark SBIC GP II, LLC; “SBA” refers to the Small Business Administration; “Credit Facility” refers to our multi-currency, senior secured revolving credit facility; “2025 Notes” refers to our 6.25% senior notes due 2025; “BDC” refers to a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act; “Code” refers to the Internal Revenue Code of 1986, as amended; “RIC” refers to a regulated investment company under the Code.

1. ORGANIZATION

PennantPark Investment Corporation was organized as a Maryland corporation in January 2007. PennantPark Investment is a closed-end, externally managed, non-diversified investment company that has elected to be treated as a BDC. PennantPark Investment’s objective is to generate both current income and capital appreciation through debt and equity investments. We invest primarily in U.S. middle-market companies in the form of senior secured loans, mezzanine debt and, to a lesser extent, equity investments. On April 24, 2007, we closed our initial public offering and our common stock trades on the NASDAQ Global Select Market under the symbol “PNNT.” Our 2025 Notes trade on the NYSE under the symbol “PNTA.”

We have entered into an investment management agreement, or the Investment Management Agreement, with the Investment Adviser, an external adviser that manages our day-to-day operations. We have also entered into an administration agreement, or the Administration Agreement, with the Administrator, which provides the administrative services necessary for us to operate. PennantPark Investment, through the Investment Adviser, manages day-to-day operations of and provides investment advisory services to each of our SBIC Funds under separate investment management agreements. PennantPark Investment, through the Administrator, also provides similar services to each of our SBIC Funds and our controlled affiliate SuttonPark Holdings, Inc. and its subsidiaries, or SPH, under separate administration agreements. See Note 3.

Our wholly owned subsidiaries, SBIC LP and SBIC II, were organized as Delaware limited partnerships in May 2010 and July 2012, respectively. SBIC LP and SBIC II received licenses from the SBA to operate as small business investment companies, or SBICs, under Section 301(c) of the Small Business Investment Act of 1958, as amended, or the 1958 Act, in July 2010 and January 2013, respectively. Our SBIC Funds’ objectives are to generate both current income and capital appreciation through debt and equity investments generally by investing with us in SBA eligible businesses that meet the investment criteria used by PennantPark Investment.

We have formed and expect to continue to form certain taxable subsidiaries, or the Taxable Subsidiaries, which are taxed as corporations for federal income tax purposes. These Taxable Subsidiaries allow us to hold equity securities of portfolio companies organized as pass-through entities while continuing to satisfy the requirements of a RIC under the Code.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of our Consolidated Financial Statements in conformity with U.S. generally accepted accounting principles, or GAAP, requires management to make estimates and assumptions that affect the reported amount of our assets and liabilities at the date of the Consolidated Financial Statements and the reported amounts of income and expenses during the reported periods. Actual results could differ from these estimates. We may reclassify certain prior period amounts to conform to the current period presentation. We have

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

eliminated all intercompany balances and transactions. References to the Accounting Standards Codification, or ASC, serve as a single source of accounting literature. Subsequent events are evaluated and disclosed as appropriate for events occurring through the date the Consolidated Financial Statements are issued. Changes in the economic and regulatory environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ.

Our Consolidated Financial Statements are prepared in accordance with GAAP and pursuant to the requirements for reporting on Form 10-K/Q and Article 6 or 10 of Regulation S-X, as appropriate. In accordance with Article 6-09 of Regulation S-X, we have provided a Consolidated Statement of Changes in Net Assets in lieu of a Consolidated Statement of Changes in Stockholders’ Equity.

Our significant accounting policies consistently applied are as follows:

(a) Investment Valuations

Our board of directors generally uses market quotations to assess the value of our investments for which market quotations are readily available. We obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers if available, otherwise by a principal market maker or a primary market dealer. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. Investments of sufficient credit quality purchased within 60 days of maturity are valued at cost plus accreted discount, or minus amortized premium, which approximates fair value.

We expect that there will not be readily available market values for many of our investments which are or will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described in this Report, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and the difference may be material. See Note 5.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors undertakes a multi-step valuation process each quarter, as described below:

(1)	Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals of our Investment Adviser responsible for the portfolio investment;

(2)	Preliminary valuation conclusions are then documented and discussed with the management of our Investment Adviser;

(3)

Our board of directors also engages independent valuation firms to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms review

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

(4)	The audit committee of our board of directors reviews the preliminary valuations of the Investment Adviser and those of the independent valuation firms on a quarterly basis, periodically assesses the valuation methodologies of the independent valuation firms, and responds to and supplements the valuation recommendations of the independent valuation firms to reflect any comments; and

(5)	Our board of directors discusses these valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firms and the audit committee.

(b) Security Transactions, Revenue Recognition, and Realized / Unrealized Gains or Losses

Security transactions are recorded on a trade-date basis. We measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in the fair values of our portfolio investments and our Credit Facility during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents interest accrued and added to the loan balance that generally becomes due at maturity, we will generally not accrue PIK interest when the portfolio company valuation indicates that such PIK interest is not collectable. We do not accrue as a receivable interest on loans and debt investments if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount, or OID, market discount or premium and deferred financing costs are capitalized and we then accrete or amortize such amounts using the effective interest method as interest income or interest expense as it relates to our deferred financing costs. We record prepayment penalties on loans and debt investments as income. Dividend income, if any, is recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest are paid and, in management’s judgment, are likely to remain current.

(c) Income Taxes

We have complied with the requirements of Subchapter M of the Code and expect to be subject to tax as a RIC. As a result, we account for income taxes using the asset liability method prescribed by ASC 740, Income Taxes. Under this method, income taxes are provided for amounts currently payable and for amounts deferred as tax assets and liabilities based on differences between the financial statement carrying amounts and the tax basis of existing assets and liabilities. Based upon PennantPark Investment’s qualification and election to be subject to tax as a RIC, we do not anticipate paying any material level of federal income taxes in the future. Although we are not subject to tax as a RIC, we have elected to retain a portion of our calendar year income and accrued

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

estimated excise taxes of $(0.1) million, $0.3 million and $0.2 million for the fiscal years ended September 30, 2013, 2012 and 2011, respectively.

PennantPark Investment recognizes in its Consolidated Financial Statements the effect of a tax position when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. We did not have any uncertain tax positions that met the recognition or measurement criteria of ASC 740-10-25 nor did we have any unrecognized tax benefits as of the periods presented herein. Although we file federal and state tax returns, our major tax jurisdiction is federal. Our tax returns for each of our federal tax years since 2009 remain subject to examination by the Internal Revenue Service and the state department of revenue.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the Consolidated Financial Statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. We do not consolidate the Taxable Subsidiaries for income tax purposes, but we do consolidate the results of these Taxable Subsidiaries for financial reporting purposes.

(d) Distributions and Capital Transactions

Distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid, if any, as a distribution is determined by the board of directors each quarter and is generally based upon the earnings estimated by management. Net realized capital gains, if any, are distributed at least annually. The tax attributes for distributions will generally include ordinary income and capital gains but may also include qualified dividends and/or return of capital.

Capital transactions, in connection with our dividend reinvestment plan or through offerings of our common stock, are recorded when issued and offering costs are charged as a reduction of capital upon issuance of our common stock.

(e) Consolidation

As permitted under Regulation S-X and as explained by ASC 946-810-45, PennantPark Investment will generally not consolidate its investment in a company other than an investment company subsidiary or a controlled operating company whose business consists of providing services to us. Accordingly, we have consolidated the results of SBIC LP, SBIC GP and our Taxable Subsidiaries in our Consolidated Financial Statements.

3. AGREEMENTS

The Investment Management Agreement with the Investment Adviser was re-approved by our board of directors, including a majority of our directors who are not interested persons of us or the Investment Adviser, in February 2013. Under the Investment Management Agreement the Investment Adviser, subject to the overall supervision of our board of directors, manages the day-to-day operations of and provides investment advisory services to, PennantPark Investment. Our SBIC Funds’ investment management agreements do not affect the management or incentive fees that we pay to the Investment Adviser on a consolidated basis. For providing these services, the Investment Adviser receives a fee from us, consisting of two components—a base management fee and an incentive fee.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

The base management fee is calculated at an annual rate of 2.00% of our “average adjusted gross assets” (net of U.S. Treasury Bills and/or temporary draws under any credit facility, repurchase agreements or other balance sheet transactions undertaken at the end of a fiscal quarter for purposes of preserving investment flexibility for the next quarter, if any) and is payable quarterly in arrears. The base management fee is calculated based on the average adjusted gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. For example, if we sold shares on the 45th day of a quarter and did not use the proceeds from the sale to repay outstanding indebtedness, our gross assets for such quarter would give effect to the net proceeds of the issuance for only 45 days of the quarter during which the additional shares were outstanding. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser earned base management fees of $21.3 million, $17.5 million and $14.9 million, respectively, from us.

The incentive fee has two parts, as follows:

One part is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, distribution income and any other income, including any other fees other than fees for providing managerial assistance, such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with deferred interest feature (such as OID, debt instruments with PIK interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to the hurdle rate of 1.75% per quarter (7.00% annualized). We pay the Investment Adviser an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the hurdle rate of 1.75%, (2) 100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized), and (3) 20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter. These calculations are adjusted for any share issuances or repurchases during the relevant quarter. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser received an incentive fee of $16.8 million, $14.2 million and $13.2 million, respectively, from us.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and equals 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. For the fiscal years ended September 30, 2013, 2012 and 2011 the Investment Adviser did not earn an incentive fee on capital gains as calculated under the Investment Management Agreement (as described above).

Under GAAP, we are required to accrue a capital gains incentive fee based upon net realized capital gains and net unrealized capital appreciation and depreciation on investments held at the end of each period. In calculating the capital gains incentive fee accrual we considered the cumulative aggregate unrealized capital

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Management Agreement. This accrual is calculated using the aggregate cumulative realized capital gains and losses and aggregate cumulative unrealized capital appreciation or depreciation. If such amount is positive at the end of a period, then we record a capital gains incentive fee equal to 20% of such amount, less the aggregate amount of actual capital gains related incentive fees paid in all prior years. If such amount is negative, then there is no accrual for such year. There can be no assurance that such unrealized capital appreciation will be realized in the future. For the years ended September 30, 2013, 2012 and 2011, our unrealized and realized capital gains did not exceed our cumulative realized and unrealized losses and resulted in no accrual under GAAP.

The Administration Agreement with the Administrator was reapproved by our board of directors, including a majority of our directors who are not interested persons of us, in February 2013. Under the Administration Agreement, the Administrator provides administrative services and office facilities to us. The Administrator provides similar services to our SBIC Funds under each of their administration agreements with PennantPark Investment. For providing these services, facilities and personnel, PennantPark Investment has agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under our Administration Agreement, including rent, technology systems, insurance and PennantPark Investment’s allocable portion of the costs of compensation and related expenses for its Chief Compliance Officer, Chief Financial Officer and their respective staffs. The Administrator also offers, on PennantPark Investment’s behalf, managerial assistance to portfolio companies to which PennantPark Investment is required to offer such assistance. Reimbursement for certain of these costs is included in administrative services expenses in the Consolidated Statement of Operations. For the fiscal years ended September 30, 2013, 2012 and 2011, the Investment Adviser and Administrator, collectively, were reimbursed $2.9 million, $3.6 million and $2.6 million, respectively, from us, including expenses incurred on behalf of the Administrator, for the services described above.

PennantPark Investment has entered into an administration agreement with its controlled affiliate SPH. Under the administration agreement with SPH, or the SPH Administration Agreement, PennantPark Investment through the Administrator furnishes SPH with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Additionally, the Administrator performs or oversees the performance of SPH’s required administrative services, which include, among other things, maintaining financial records, preparing financial reports and filing tax returns. Payments under the SPH Administration Agreement are equal to an amount based upon SPH’s allocable portion of the Administrator’s overhead in performing its obligations under the SPH Administration Agreement, including rent and allocable portion of the cost of compensation and related expenses of our Chief Financial Officer and his staff. For the fiscal years ended September 30, 2013, 2012 and 2011, PennantPark Investment was reimbursed $0.4 million, $0.7 million and $0.5 million, respectively, for the services described above.

4. INVESTMENTS

Purchases of long-term investments, including PIK, for the fiscal years ended September 30, 2013, 2012 and 2011 totaled $516.2 million, $337.3 million and $490.6 million, respectively. Sales and repayments of long-term investments for the fiscal years ended September 30, 2013, 2012 and 2011 totaled $437.1 million, $201.7 million and $304.0 million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Investments and cash equivalents consisted of the following:

	September 30, 2013		September 30, 2012
Investment Classification	Cost	Fair Value	Cost	Fair Value
First lien	$290,000,430	$299,516,291	$289,964,255	$291,677,553
Second lien	346,717,448	357,543,217	208,454,615	191,339,241
Subordinated debt / corporate notes	311,240,637	302,447,308	404,507,916	400,682,637
Preferred equity and partnership interests	65,943,244	12,830,669	49,222,034	19,634,989
Common equity and partnership interests	77,616,126	105,838,068	56,463,042	87,145,290

Total investments	1,091,517,885	1,078,175,553	1,008,611,862	990,479,710
Cash and cash equivalents	58,440,829	58,440,829	7,559,453	7,559,453

Total investments, cash and cash equivalents	$1,149,958,714	$1,136,616,382	$1,016,171,315	$998,039,163

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets (excluding cash equivalents) in such industries:

	As of September 30,
Industry Classification	2013	2012
Personal, Food and Miscellaneous Services	11%	4%
Printing and Publishing	9	4
Business Services	8	6
Electronics	8	7
Energy/Utilities	8	7
Healthcare, Education and Childcare	7	8
Oil and Gas	7	3
Chemicals, Plastics and Rubber	6	5
Consumer Products	5	5
Hotels, Motels, Inns and Gaming	5	2
Other Media	5	4
Auto Sector	4	6
Communication	3	3
Distribution	2	4
Diversified Natural Resources, Precious Metals and Minerals	2	3
Environmental Services	2	2
Cargo Transport	1	6
Education	1	3
Mining, Steel, Iron and Non-Precious Metals	1	3
Insurance	1	2
Aerospace and Defense	—	2
Buildings and Real Estate	—	2
Leisure, Amusement, Motion Pictures, Entertainment	—	2
Telecommunications	—	2
Other	4	5

Total	100%	100%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

5. FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing an asset or liability based on market data obtained from sources independent of us. Unobservable inputs reflect the assumptions market participants would use in pricing an asset or liability based on the best information available to us on the reporting period date.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1:	Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:	Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3:	Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments and Credit Facility are classified as Level 3. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the price used in an actual transaction may be different than our valuation and those differences may be material.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available. Corroborating evidence that would result in classifying these non-binding broker/dealer bids as a Level 2 asset includes observable market-based transactions for the same or similar assets or other relevant observable market based inputs that may be used in pricing an asset.

Our investments are generally structured as debt and equity investments in the form of senior secured loans, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, is typically the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments are made to reflect the expected exit values. Ongoing reviews by our Investment Adviser and independent valuation firms are based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information including comparable transactions, performance multiples and yields, among other factors. Within our fair value hierarchy table, our investments are generally categorized as first lien, second lien, subordinated debt and preferred and common equity investments. The companies in which we invest are typically highly leveraged, and, in most cases, are not rated by national rating agencies. If

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies.

A review of fair value hierarchy classifications is conducted on a quarterly basis. Changes in our ability to observe valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy are reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur. During the fiscal year ended September 30, 2013, our ability to observe valuation inputs has resulted in a reclassification of an investment from Level 3 to 2 with no other reclassifications of assets between levels. During the fiscal year ended September 30, 2012, our ability to observe valuation inputs resulted in no reclassification of assets between levels.

In addition to using the above inputs in cash equivalents, investments, the 2025 Notes and our Credit Facility valuations, we employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value. See Note 2.

As outlined in the table below, some of our Level 3 investments using a market approach valuation technique are valued using the average of the bids from brokers or dealers. The bids include a disclaimer, may not have corroborating evidence and may be the result of consensus pricing. The Investment Adviser assesses the source and reliability of bids from brokers or dealers. If the board of directors has a bona fide reason to believe any such bids do not reflect the fair value on an investment it may independently value such investment by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available.

The remainder of our portfolio, including our long-term Credit Facility, classified as Level 3 was valued using a market comparable or an enterprise market value technique. With respect to investments for which there is no readily available market value, the factors that the board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, the pricing indicated by the external event is used to corroborate the valuation. When using earnings multiples to value a portfolio company, the multiple used requires the use of judgment and estimates in determining how a market participant would price such an asset. Generally, the sensitivity of unobservable inputs or combination of inputs such as industry comparable companies, market outlook, consistency, discount rates and reliability of earnings and prospects for growth, or lack thereof, affects the multiple used in pricing an investment. As a result, any change in any one of those factors may have a significant impact on the valuation of an investment.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Asset Category	Fair Value at September 30, 2013	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien, second lien, subordinated debt/corporate notes	$448,842,465	Market Comparable	Broker/Dealer bid quotes	N/A
First lien, second lien, subordinated debt/corporate notes	466,571,947	Market Comparable	Market Yield	9.5% - 21.5% (13.5%)
Preferred and common equity	110,923,754	Enterprise Market Value	EBITDA multiple	6.0 - 15.0 (9.0)

Total Level 3 investments	$1,026,338,166

Long-Term Credit Facility	$117,500,000	Market Comparable	Discount rate	3.6%

Asset Category	Fair Value at September 30, 2012	Valuation Technique	Unobservable Input	Range of Input (Weighted Average)
First lien, second lien, subordinated debt/corporate notes	$258,617,082	Market Comparable	Broker/Dealer bid quotes	N/A
First lien, second lien, subordinated debt/corporate notes	$589,806,989	Market Comparable	Market Yield	8.4% - 19.0% (14.1%)
Preferred and common equity	$101,323,123	Enterprise Market Value	EBITDA multiple	4.3x - 15.5x (8.5x)

Total Level 3 investments	949,747,194

Long-Term Credit Facility	$144,452,500	Market Comparable	Discount rate	3.5%

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

Our cash equivalents, 2025 Notes and investments and our Credit Facility were categorized as follows in the fair value hierarchy for ASC 820 purposes:

		Fair Value at September 30, 2013
Description	Fair Value	Level 1	Level 2	Level 3
Loan and debt investments	$959,506,815	$—	$44,092,400	$915,414,415
Equity investments	118,668,738	7,539,320	205,667	110,923,751

Total investments	1,078,175,553	7,539,320	44,298,067	1,026,338,166
Cash and cash equivalents	58,440,829	58,440,829	—	—

Total investments, cash and cash equivalents	$1,136,616,382	$65,980,149	$44,298,067	$1,026,338,166

Long-Term Credit Facility (excluding temporary draw of $28.0 million)	$117,500,000	$—	$—	$117,500,000
2025 Notes	68,400,000	68,400,000	—	—

Total debt	$185,900,000	$68,400,000	$—	$117,500,000

		Fair Value at September 30, 2012
Description	Fair Value	Level 1	Level 2	Level 3
Loan and debt investments	$883,699,431	$—	$35,275,360	$848,424,071
Equity investments	106,780,279	5,425,378	31,778	101,323,123

Total investments	990,479,710	5,425,378	35,307,138	949,747,194
Cash and cash equivalents	7,559,453	7,559,453	—	—

Total investments, cash and cash equivalents	$998,039,163	$12,984,831	$35,307,138	$949,747,194

Long-Term Credit Facility (excluding temporary draw of $35.5 million)	$108,952,500	$—	$—	$108,952,500

The following tables show a reconciliation of the beginning and ending balances for fair valued investments measured using significant unobservable inputs (Level 3):

	Year Ended September 30, 2013
Description	Loan and debt investments	Equity investments	Totals
Beginning Balance, September 30, 2012	$848,424,071	$101,323,123	$949,747,194
Realized gains (losses)	6,721,638	3,311,652	10,033,290
Unrealized appreciation	35,227,586	(28,273,765)	6,953,821
Purchases, PIK, net discount accretion and non-cash exchanges	512,045,145	46,647,608	558,692,753
Sales / repayments	(474,164,025)	(12,084,867)	(486,248,892)
Transfers in or out of Level 3	(12,840,000)	—	(12,840,000)

Ending Balance, September 30, 2013	$915,414,415	$110,923,751	$1,026,338,166

Net change in unrealized appreciation (depreciation) for the fiscal year reported within the net change in unrealized appreciation (depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date	$33,158,082	$(30,958,706)	$2,199,376

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

	Year Ended September 30, 2012
Description	Loan and debt investments	Equity investments	Totals
Beginning Balance, September 30, 2011	$732,694,451	$52,353,328	$785,047,779
Realized gains (losses)	(1,893,297)	(865,772)	(2,759,069)
Unrealized appreciation	23,034,558	(11,283,219)	11,751,339
Purchases, PIK, net discount accretion and non-cash exchanges	288,868,017	66,892,499	355,760,516
Sales / repayments	(194,279,658)	(5,773,713)	(200,053,371)
Transfers in or out of Level 3	—	—	—

Ending Balance, September 30, 2012	$848,424,071	$101,323,123	$949,747,194

Net change in unrealized appreciation (depreciation) for the fiscal year reported within the net change in unrealized appreciation (depreciation) on investments in our Consolidated Statement of Operations attributable to our Level 3 assets still held at the reporting date	$25,864,375	$(9,858,219)	$16,006,156

The following table shows a reconciliation of the beginning and ending balances for fair valued liabilities measured using significant unobservable inputs (Level 3):

	Carrying / Fair Value
Credit Facility	Year Ended September 30, 2013	Year Ended September 30, 2012
Beginning Balance (Cost – $109,500,000 and $240,900,000, respectively)	$108,952,500	$238,792,125
Total unrealized depreciation (appreciation) included in earnings	547,500	1,560,375
Borrowings(1)	660,800,000	556,800,000
Repayments(1)	(652,800,000)	(688,200,000)
Transfers in and/or out of Level 3	—	—

Ending Balance (Cost – $117,500,000 and $109,500,000, respectively)	$117,500,000	$108,952,500
Temporary draw outstanding, at cost	28,000,000	35,500,000

Ending Balance (Cost – $145,500,000 and 145,000,000, respectively)	$145,500,000	$144,452,500

(1)	Excludes temporary draws.

We adopted ASC 825-10, which provides companies with an option to report selected financial assets and liabilities at fair value, and made an irrevocable election to apply ASC 825-10 to our Credit Facility and our 2025 Notes. We elected to use the fair value option for the Credit Facility and the 2025 Notes to align the measurement attributes of both our assets and liabilities while mitigating volatility in earnings from using different measurement attributes. Due to that election and in accordance with GAAP, we incurred $2.8 million, $5.4 million and zero debt issuance costs during the year ended September 30, 2013, 2012 and 2011, respectively. ASC 825-10 establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities and to more easily understand the effect on earnings of a company’s choice to use fair value. ASC 825-10 also requires entities to display the fair value of the selected assets and liabilities on the face of the Consolidated Statement of Assets and Liabilities and changes in fair value of the Credit Facility and 2025 Notes are reported in our Consolidated Statement of Operations. We elected not to apply ASC 825-10 to any other financial assets or

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

liabilities, including the SBA debentures. For the fiscal years ended September 30, 2013 and 2012, our Credit Facility and 2025 Notes had a net change in unrealized depreciation (appreciation) of $2.3 million and $(1.6) million, respectively. As of September 30, 2013 and 2012, net unrealized depreciation on our Credit Facility and 2025 Notes totaled $2.8 million and $0.5 million, respectively. We use a nationally recognized independent valuation service to fair value our Credit Facility in a manner consistent with the valuation process that the board of directors approves to value investments. Our 2025 Notes trade on the NYSE and we use the closing price on the exchange to determine their fair value.

6. TRANSACTIONS WITH AND INCOME ACCRUED FROM AFFILIATED COMPANIES

An affiliated company is a company in which we have ownership of 5% or more of its voting securities. A controlled affiliate is a company in which we own 25% or more of its voting securities. Transactions and accrued income related to our investments with both controlled and non-controlled affiliates for the year ended September 30, 2013 were as follows:

Name of Investment	Fair Value at September 30, 2012	Purchases of / Advances to Affiliates	Sale of / Distributions from Affiliates	Income Accrued	Fair Value at September 30, 2013	Capital Gains / (Losses)
Controlled Affiliates
SuttonPark Holdings, Inc.	$13,175,000	$5,500,000	$(7,500,000)	$1,798,319	$13,500,000	$—
Universal Pegasus International, LLC	24,456,708	1,341,667	(2,041,667)	3,008,010	19,468,711	—

Non-Controlled Affiliates
Direct Buy Holdings, Inc.**	10,880,000	956,224	—	1,412,589	17,805,936	(1,350,000)
Envirosolutions, Inc.	18,425,519	1,835,978	—	—	21,265,345	—
PAS International Holdings, Inc.*	17,946,928	3,000,000	—	77,584	1,694,296	(1,999,960)
Performance Holdings, Inc.	18,028,080	—	(15,851,005)	1,408,352	2,500,165	107,804
Service Champ, Inc.	44,501,658	3,910,000	(1,478,400)	3,540,001	33,470,058	—

Total Controlled and Non-Controlled Affiliates	$147,413,893	$16,543,869	$(26,871,072)	$11,244,855	$109,704,511	$(3,242,156)

*	Became a non-controlled affiliate during the three months ended March 31, 2013.
**	Became a non-controlled affiliate during the three months ended December 31, 2012.

7. CHANGE IN NET ASSETS FROM OPERATIONS PER COMMON SHARE

The following information sets forth the computation of basic and diluted per share net increase in net assets resulting from operations:

	Years ended September 30,
Class and Year	2013	2012		2011
Numerator for net increase in net assets resulting from operations	$91,777,652	$63,353,100		$10,263,474
Denominator for basic/diluted and weighted average shares	66,380,829	52,969,278	*	42,196,076
Basic/diluted net increase in net assets per share resulting from operations	$1.39	$1.20		$0.24

*	The denominator for diluted weighted average shares was 52,975,015 shares.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

8. TAXES AND DISTRIBUTIONS

Dividends from net investment income and net realized capital gains are determined in accordance with U.S. federal tax regulations, which may differ materially from amounts determined in accordance with GAAP. These book-to-tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are reclassified to undistributed net investment income, accumulated net realized loss or paid-in-capital, as appropriate in the period that the difference arises. The following differences were reclassified for tax purposes for the years ended September 30, 2013, 2012 and 2011:

	2013	2012	2011
Increase (Decrease) in paid-in capital	$903,627	$276,902	$(228,824)
Increase (Decrease) in accumulated net realized loss	(824,021)	2,176,918	—
(Decrease) Increase in undistributed net investment income	$(79,606)	$(2,453,820)	$228,824

As of September 30, 2013 and 2012, the cost of investments for federal income tax purposes was $1,089.8 million and $1,006.8 million, respectively, resulting in a gross unrealized appreciation of $76.8 million and $59.9 million, respectively, and gross unrealized depreciation of $88.4 million and $76.3 million, respectively.

The following reconciles net increase in net assets resulting from operations to taxable income:

	Years Ended September 30,
	2013	2012	2011
Net increase in net assets resulting from operations	$91,777,652	$63,353,100	$10,263,474
Net realized (gain) loss on investments not taxable	(17,687,211)	12,798,035	(16,259,622)
Net unrealized (appreciation) depreciation on investments, Credit Facility and 2025 Notes	(7,092,320)	(19,081,794)	58,641,223
Other temporary book-to-tax differences	(3,035,861)	2,444,817	(3,178,194)
Other non-deductible expenses	2,715,980	307,990	228,824

Taxable income before deductions for distributions	$66,678,240	$59,822,148	$49,695,705

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

The components of accumulated surplus on tax basis and reconciliation to accumulated deficit on a book basis are as follows:

	As of September 30,
	2013	2012	2011
Undistributed ordinary income – tax basis	$15,325,379	$18,634,553	$17,639,482
Undistributed long-term net capital gains	—	—	—

Total undistributed taxable income	15,325,379	18,634,553	17,639,482
Capital loss carry forwards(1) (2)	(39,216,288)	(56,786,282)	(47,030,821)
Dividends payable and other temporary differences	(26,021,069)	(21,086,425)	(12,477,778)
Net unrealized appreciation (depreciation) of investments, Credit Facility and 2025 Notes	(8,727,689)	(15,815,138)	(36,122,397)

Total accumulated deficit – book basis	$(58,639,667)	$(75,053,292)	$(77,991,514)

(1)	As of September 30, 2013, the capital loss carry forward of $39.2 million expires, if not utilized against future capital gains, as follows: $39.2 million in 2018.
(2)	Under the recently enacted Regulated Investment Company Modernization Act of 2010, capital losses incurred by us after September 30, 2011 will not be subject to expiration. In addition, those losses must be utilized prior to the losses incurred in pre-enactment taxable years.

The tax characteristics of dividends declared during the fiscal years ended September 30, 2013, 2012 and 2011 were solely from ordinary income and totaled $74.4 million, or $1.12 per share, $60.1 million, or $1.13 per share and $46.3 million, or $1.10 per share, respectively.

9. CASH EQUIVALENTS

Cash equivalents represent cash in money market funds pending investment in longer-term portfolio holdings. Our portfolio may consist of temporary investments in U.S. Treasury Bills (of varying maturities), repurchase agreements, money market funds or repurchase agreement-like treasury securities. These temporary investments with original maturities of 90 days or less are deemed cash equivalents and are included in the Consolidated Schedule of Investments. At the end of each fiscal quarter, we may take proactive steps to preserve investment flexibility for the next quarter by investing in cash equivalents, which is dependent upon the composition of our total assets at quarter end. We may accomplish this in several ways, including purchasing U.S. Treasury Bills and closing out our positions on a net cash basis after quarter-end, temporarily drawing down on the Credit Facility, or utilizing repurchase agreements or other balance sheet transactions as are deemed appropriate for this purpose. These amounts are excluded from average adjusted gross assets for purposes of computing the Investment Adviser’s management fee. U.S. Treasury Bills with maturities greater than 60 days from the time of purchase are valued consistent with our valuation policy. As of September 30, 2013 and 2012, cash and cash equivalents consisted of $58.4 million and $7.6 million, respectively.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

10. FINANCIAL HIGHLIGHTS

Below are the financial highlights for the years ended September 30:

	2013	2012	2011	2010	2009
Per Share Data:
Net asset value, beginning of year	$10.22	$10.13	$10.69	$11.85	$10.00
Cumulative effect of adoption of fair value option(1)	—	—	—	—	1.99

Adjusted NAV, beginning of year	10.22	10.13	10.69	11.85	11.99
Net investment income(2)	1.01	1.08	1.25	1.09	1.08
Net realized and unrealized gain (loss)(2)	0.38	0.12	(1.01)	(0.53)	0.62

Net increase (decrease) in net assets resulting from operations(2)	1.39	1.20	0.24	0.56	1.70
Distributions to stockholders(2),(3)	(1.12)	(1.13)	(1.10)	(1.09)	(0.96)
Offering costs(2)	—	(0.15)	(0.14)	(0.20)	(0.09)
Accretive (Dilutive) effect of common stock issuance(2)	—	0.17	0.44	(0.43)	(0.79)

Net asset value, end of year	$10.49	$10.22	$10.13	$10.69	$11.85

Per share market value, end of year	$11.28	$10.61	$8.92	$10.61	$8.11
Total return(4)	17.37%	28.71%	(7.37)%	44.79%	30.39%
Shares outstanding at end of year	66,499,327	65,514,503	45,689,781	36,158,772	25,368,772
Ratio / Supplemental Data:
Ratio of operating expenses to average net assets(5),(6)	6.31%	7.11%	7.28%	7.16%	7.42%
Ratio of Credit Facility related expenses to average net assets(8)	2.60%	3.08%	1.15%	1.08%	1.93%

Ratio of total expenses to average net assets(7),(8)	8.91%	10.19%	8.43%	8.24%	9.35%
Ratio of net investment income to average net assets	9.60%	10.32%	11.35%	9.45%	9.49%
Net assets at end of year(8)	$697,506,199	$669,717,047	$462,657,196	$386,575,223	$300,580,268
Weighted average debt outstanding(8)	$363,246,849	$340,868,033	$278,294,433	$246,216,548	$182,490,685
Weighted average debt per share(8)	$5.47	$6.44	$6.60	$8.33	$8.65
Asset coverage per unit(9)	$4,261	$5,636	$2,937	$2,655	$2,713
Average market value per unit(10)	$24.79	N/A	N/A	N/A	N/A
Portfolio turnover ratio	40.91%	22.81%	40.89%	25.97%	7.47%

(1)	On October 1, 2008, PennantPark Investment adopted ASC 825 and made an irrevocable election to apply the fair value option to our long-term Credit Facility. Upon adoption, NAV increased $41.8 million, or $1.99 per share, due to the fair value adjustment related to our Credit Facility.
(2)	Calculated based on the weighted average shares outstanding for the respective periods.
(3)	Based on taxable income calculated in accordance with income tax regulations and may differ from amounts determined under GAAP.
(4)	Based on the change in market price per share during the periods and takes into account distributions, if any, reinvested in accordance with our dividend reinvestment plan.
(5)	Excludes Credit Facility interest and amendment costs.
(6)	Before adoption of ASC 825 for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009, the ratios were 6.32%, 7.11%, 7.38%, 7.95% and 9.32%, respectively.
(7)	Before adoption of ASC 825 for the fiscal years ended September 30, 2013, 2012, 2011, 2010 and 2009, the ratios were 8.92%, 10.20%, 8.55%, 9.15% and (1.75%), respectively.
(8)	Includes SBA debentures outstanding.
(9)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by the senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the asset coverage per unit. These amounts exclude SBIC LP’s SBA debentures from our asset coverage per unit computation pursuant to an Exemptive relief letter provided by the SEC in June 2011.
(10)	The average market value per unit is derived based on the monthly average closing price of the 2025 Notes trading on NYSE under the symbol “PNTA” since issuance, which were issued in increments of $25 per unit.

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

11. DEBT

Credit Facility

We have a $430 million multi-currency Credit Facility with certain lenders and SunTrust Bank, acting as administrative agent, and JPMorgan Chase Bank, N.A., acting as syndication agent for the lenders. As of September 30, 2013 and 2012, there was $145.5 million (including a temporary draw of $28.0 million) and $145.0 million (including a temporary draw of $35.5 million), respectively, in outstanding borrowings under the Credit Facility, with a weighted average interest rate at the time of 3.33% and 3.49%, exclusive of the fee on undrawn commitments of 0.50%. The Credit Facility is a four-year revolving facility, with a stated maturity date of February 21, 2016, with a one-year term-out period following its third year and pricing is set at 275 basis points over LIBOR. The Credit Facility is secured by substantially all of the assets of the Company excluding assets held by our SBIC Funds.

In accordance with the 1940 Act, with certain limited exceptions, we are only allowed to borrow amounts such that we are in compliance with our asset coverage requirement, excluding SBA debentures, pursuant to exemptive relief from the SEC received in June 2011.

SBA Debentures

SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid-in and is subject to customary regulatory requirements including an examination by the SBA. We have funded SBIC LP with $75.0 million of equity capital and had SBA debentures outstanding of $150.0 million as of September 30, 2013. In January 2013, our wholly-owned subsidiary, SBIC II, received a license from the SBA to operate as an SBIC under the 1958 Act. We have funded SBIC II with $2.5 million of seed capital. Our SBIC Funds are subject to a variety of regulations and oversight by the SBA concerning, among other things, the size and nature of the companies in which they may invest as well as the structure of those investments. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. Under current SBA regulations SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital, and as part of a group of SBICs under common control may borrow a maximum of $225 million. SBIC LP has accessed the maximum borrowing with its $75.0 million in regulatory capital.

As of September 30, 2013, $150.0 million in debt commitments were fully drawn with a weighted average interest rate of 3.70%, exclusive of the 3.43% in upfront fees which are amortized over the life of the loan (4.04% after upfront fees). Our fixed rate SBA debentures as of September 30, 2013 were as follows:

Issuance Dates	Maturity	Fixed All-in Coupon Rate (1)	Principal Balance
September 22, 2010	September 1, 2020	3.50%	$500,000
March 29, 2011	March 1, 2021	4.46	44,500,000
September 21, 2011	September 1, 2021	3.38	105,000,000

Weighted average rate / Total		3.70%	$150,000,000

(1)	Excluding 3.43% of upfront fees.

Under SBA regulations, our SBIC Funds are subject to regulatory requirements, including making investments in SBA-eligible businesses, investing at least 25% of regulatory capital in eligible smaller businesses, as defined under the 1958 Act, placing certain limitations on the financing terms of investments,

PENNANTPARK INVESTMENT CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2013

prohibiting investing in certain industries, requiring capitalization thresholds and being subject to periodic audits and examinations of their financial statements that are prepared on a basis of accounting other than GAAP (for example, fair value, as defined under ASC 820, is not required to be used for assets or liabilities for such compliance reporting). If our SBIC Funds fail to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit their use of debentures, declare outstanding debentures immediately due and payable and/or limit them from making new investments. These actions by the SBA would, in turn, negatively affect us because our SBIC Funds are wholly-owned by us.

2025 Notes

In January 2013, we issued $71.3 million in aggregate principal amount of 2025 Notes, including the exercise of the over-allotment option, for net proceeds of $68.8 million after underwriting discounts and offering costs. Interest on the 2025 Notes is paid quarterly on February 1, May 1, August 1 and November 1, at a rate of 6.25% per year. The 2025 Notes mature on February 1, 2025. We may redeem the 2025 Notes in whole or in part at any time or from time to time on or after February 1, 2016. The 2025 Notes are general, unsecured obligations and rank equal in right of payment with all of our existing and future senior unsecured indebtedness. The 2025 Notes are structurally subordinated to our SBA debentures and the assets pledged or secured under our Credit Facility. Our 2025 Notes trade on the NYSE under the symbol “PNTA.”

12. COMMITMENTS, GUARANTEES AND CONTINGENCIES

From time to time, we, the Investment Adviser or the Administrator may be a party to legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations. Unfunded debt investments described in the Consolidated Statement of Assets and Liabilities represent unfunded delayed draws on investments.

We, in the ordinary course of business, have guaranteed certain obligations of SPH. The guaranties are only triggered if there were administrative errors in acquiring assets which SPH subsequently sold or securitized. As of September 30, 2013 our maximum guaranty is $13.0 million. Based on SPH’s and industry historical loss rates we believe the risk of loss is remote, thus, we have not recorded a liability associated with the guaranties. The current guaranties will decline over time.

$250,000,000

4.50% Notes due 2019

PROSPECTUS SUPPLEMENT

Joint Bookrunners

J.P. Morgan

Goldman, Sachs & Co.

Morgan Stanley

SunTrust Robinson Humphrey

Keefe, Bruyette & Woods

                                       A Stifel Company

RBC Capital Markets

Comerica Securities

ING

September 16, 2014